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ANNUAL REPORT
October 31, 2002

     GALAXY TAX-EXEMPT BOND FUNDS

     GALAXY FUNDS

GALAXY TAX-EXEMPT BOND FUND

GALAXY CONNECTICUT MUNICIPAL
BOND FUND

GALAXY FLORIDA MUNICIPAL
BOND FUND

GALAXY MASSACHUSETTS MUNICIPAL
BOND FUND

GALAXY NEW JERSEY MUNICIPAL
BOND FUND

GALAXY NEW YORK MUNICIPAL
BOND FUND

GALAXY PENNSYLVANIA MUNICIPAL
BOND FUND

GALAXY RHODE ISLAND MUNICIPAL
BOND FUND

GALAXY INTERMEDIATE TAX-EXEMPT
BOND FUND

GALAXY CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND

GALAXY MASSACHUSETTS INTERMEDIATE
MUNICIPAL BOND FUND



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GALAXY FUNDS LOGO

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PRESIDENT'S MESSAGE

Dear Galaxy Tax-Exempt Bond Fund Shareholder:

      Enclosed is the Galaxy Tax-Exempt Bond Funds' annual report for the fiscal year ended October 31, 2002. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investment during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. managed each of the Funds' portfolios in this environment. Financial statements and a list of portfolio holdings for each of the Funds as of October 31, 2002 appear at the end of the report.

      During a 12-month reporting period of increased economic and political uncertainty, bond prices strengthened, stock prices weakened, and money market yields declined. The very different reaction by stocks, bonds and money market securities to the same economic and political conditions, as well as the very different performances within individual asset classes, demonstrates once more why investors can benefit from well-diversified portfolios with a broad mix of securities.

      Such diversification will probably be just as important going forward. Although bonds have provided investors with both income and substantial capital gains during the bear market in stocks, bond returns will likely moderate as the economy recovers and interest rates rise. Despite three years of poor total returns, financial advisors say stocks remain key to the long-term savings growth that can outpace the eroding effects of inflation and taxes. With interest rates likely to rise, money market instruments and other cash investments may offer a rising stream of income, as well as capital preservation, in a changeable market environment.

      Now that the asset management businesses of Liberty Financial Companies, Inc. and FleetBoston Financial Corporation have been combined under Columbia Management Group, Inc. you have a significantly broader array of investment options with which to pursue the diversification you may need in these turbulent times. We continue to suggest that you meet with your financial advisor to create the specific investment mix that is best suited to your financial goals and tolerance for risk.

      If you have questions about the information in this report, please call us toll-free at 1-800-345-6611 or visit our Web site at www.libertyfunds.com. You may also consult your financial advisor.

Sincerely,
/S/ SIGNATURE

Keith T. Banks
President

[BEGIN SIDEBAR]
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MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS

O ARE NOT FDIC INSURED

O ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK

O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
  AMOUNT INVESTED
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[END SIDEBAR]

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MARKET OVERVIEW

[BEGIN SIDEBAR]

"ALTHOUGH SUPPLIES OF MUNICIPALS REACHED RECORD HIGHS, AS STATE AND LOCAL
  ISSUERS SOUGHT TO CLOSE BUDGET GAPS CREATED BY A WEAK ECONOMY, THE HEAVY SUPPLY WAS OFFSET BY STRONG DEMAND FOR THE HIGH CREDIT QUALITY THAT TAX-EXEMPT BONDS NORMALLY PROVIDE."

[END SIDEBAR]


TAX-EXEMPT BOND MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
      With frequent shifts in economic outlook and monetary policy during the 12 months ended October 31, 2002, bond prices also seesawed. Prices fell in the first half of the reporting period, when a brightening economic outlook caused the Federal Reserve Board (the "Fed") to abandon the aggressive cuts in short-term interest rates that it had made throughout 2001. Bond prices then rallied later in the period, as the economic recovery stalled and it appeared that further rate cuts would be needed.
      Given the high level of economic uncertainty during the period, investors tended to favor bonds of higher credit quality. Municipal bonds performed well in this environment. For investors in the 38.60% federal income tax bracket, the Lehman Brothers Municipal Bond Index earned a taxable equivalent total return of 9.56% during the 12-month reporting period. That compares to a taxable total return of 5.49% for the Lehman Brothers Government/Credit Bond Index. By giving greater emphasis to intermediate maturities, which outperformed for the year and maintaining well-diversified portfolios of high quality investments, we helped the Galaxy Tax-Exempt Bond Funds earn total returns that compared favorably with their market benchmarks.

THE RECOVERY STALLS
      At the start of the reporting period on November 1, 2001, 10-year Treasuries were yielding 4.22% and the Lehman Brothers Municipal Bond Index had a tax equivalent yield of 7.05% for those in the 38.60% tax bracket. After a decline of 0.30% in the third quarter of 2001, the annualized growth rate for the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved to 2.70% in the fourth quarter. In this environment, the annual rate of inflation was 1.9% and 1.6%, respectively, for November and December of 2001.
      After making a total cut in short-term interest rates of 400 basis points (4.00%) earlier in the year, the Fed sliced rates by another 75 basis points during the last two months of 2001. With early signs of an economic recovery, it appeared that the Fed's next move might be to push interest rates higher. In this environment, fixed income yields began to rise.
      During the first quarter of 2002, with continued signs of recovery, the Fed adopted a neutral monetary policy that put further rate cuts on hold. Although the inflation rate fell to 1.5% during the quarter, the rate of GDP growth rose to 5.0%. In a climate of strong growth and plentiful monetary and fiscal stimuli, investors began to worry that inflation would soon accelerate and bond yields continued to rise.
      Although the demand for municipals remained relatively strong among retail investors and other traditional buyers at this time, there were heavy liquidations from non-traditional traders. Sales of Treasuries were even stronger, however, as many investors traded Treasuries for stocks. Having outperformed municipals when the economy was in recession, Treasuries underperformed on hope for a recovery. As a result, municipal bonds moved from an undervalued relationship versus Treasuries to a very expensive one.
      In the second quarter of 2002, GDP growth slowed to a more modest rate of 1.3% - dampened by ongoing problems with corporate accounting, rising unemployment, a weakening in consumer confidence and increased potential for U.S. military action in the Middle East. Although industrial production and job growth remained stagnant in the third quarter, actual spending by consumers held up relatively well, and GDP growth improved to an estimated rate of 4.0%. Still, the Fed remained concerned that the economy might slip back into recession. Encouraged by low inflation rates, the Fed announced that it stood ready to cut interest rates again. Following a slow slide from April through June, fixed income yields fell sharply from July into early October. When the reporting period ended on October 31, 2002, 10-year Treasury securities were yielding 3.91% and the Lehman Brothers Municipal Bond Index had a taxable equivalent yield of 6.32% for investors in the 38.60% income tax bracket.
      Once again, a flight to quality helped Treasuries outperform other fixed income issues. Municipals outperformed all non-Treasury sectors, however, and lagged only slightly behind Treasuries for the fiscal year as a whole. Although supplies of municipals reached record highs, as state and local issuers sought to close budget gaps created by a weak economy, the heavy supply was offset by strong demand for the high credit quality that tax-exempt bonds normally provide.

HIGHER YIELDS LIKELY
      Although there is still overcapacity in some industries, many businesses are now replacing old equipment. For the third quarter of 2002, in fact, business spending reached its highest level in two years. In months to come, the economy may also benefit from solid productivity, expanded spending by the federal government, increased liquidity, further cuts in federal income taxes and interest rates that are likely to remain historically low. The Fed recently demonstrated continued support for the

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[BEGIN SIDEBAR]

 "ALTHOUGH THE BUDGET CONSTRAINTS OF MUNICIPAL ISSUERS SHOULD MEAN ANOTHER YEAR
  OF PLENTIFUL SUPPLY, THE DEMAND FOR MUNICIPALS SHOULD ALSO REMAIN RELATIVELY STRONG."

[END SIDEBAR]


recovery on November 6, by cutting interest rates an unexpected 50 basis points. Although a neutral monetary policy is again in place, the Fed has pledged further rate cuts if growth remains stagnant.
      The pace of recovery may remain slow and uneven through the middle of 2003
- as modest job growth, a shaky stock market and the continued threat of war against Iraq remain a drag on consumer confidence. If growth then accelerates, as we expect, improvements in GDP could average 2.6% for the year. Given the current excesses in manufacturing capacity, minimal upward pressure on wages and a reduced ability by businesses to raise prices, we expect inflation to remain below 3.0%.
      As long as investors believe that further cuts in short-term interest rates are possible, bond yields should continue to fluctuate. With stronger growth, however, interest rates and yields should start to rise. Although the budget constraints of municipal issuers should mean another year of plentiful supply, the demand for municipals should also remain relatively strong. After three years of volatile stock prices, many investors have increased their long-term allocations to fixed income securities - including municipal bonds. Municipals should also benefit from yields that are very attractive versus those for Treasuries.

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

                                                                                                                  10 YEARS/
AS OF OCTOBER 31, 2002                                                                      1 YEAR      5 YEARS   LIFE OF FUND+
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Tax-Exempt Bond Fund (INCEPTION DATE 12/30/91)                                                  6.04%      5.83%         6.52%
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Connecticut Municipal Bond Fund (INCEPTION DATE 3/16/93)                                        4.99       5.48          5.56
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Florida Municipal Bond Fund (INCEPTION DATE 6/30/97)                                            4.84       5.07          5.41
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Massachusetts Municipal Bond Fund (INCEPTION DATE 3/12/93)                                      5.43       5.57          5.48
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New Jersey Municipal Bond Fund (INCEPTION DATE 4/3/98)                                          5.20        N/A          5.17
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New York Municipal Bond Fund (INCEPTION DATE 12/31/91)                                          6.06       5.74          6.39
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Pennsylvania Municipal Bond Fund (INCEPTION DATE 5/3/93)**                                      5.52       4.90          4.85
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Rhode Island Municipal Bond Fund (INCEPTION DATE 6/19/00)                                       5.26        N/A          8.04
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Intermediate Tax-Exempt Bond Fund (INCEPTION DATE 6/14/93)*                                     4.77       5.38          5.87
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Connecticut Intermediate Municipal Bond Fund (INCEPTION DATE 8/1/94)*                           4.67       5.33          6.07
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Massachusetts Intermediate Municipal Bond Fund (INCEPTION DATE 6/14/93)*                        4.84       5.33          5.45
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+    Return figures shown are average annual total returns for the 10 years ended October 31, 2002 for the Tax-Exempt
     Bond Fund and the New York Municipal Bond Fund and for the period from inception through October 31, 2002 for each other Fund.
*    The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Florida Municipal Bond Fund
     and Massachusetts Intermediate Municipal Bond Fund commenced operations as separate portfolios (each a "Predecessor
     Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Boston 1784 Fund was reorganized as a new portfolio of The Galaxy Fund. Prior to the reorganization, each Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, (i) shareholders of the Predecessor Intermediate
     Tax-Exempt Bond Fund, Predecessor Connecticut Intermediate Municipal Bond Fund and Predecessor Massachusetts
     Intermediate Municipal Bond Fund exchanged their shares for Trust Shares and BKB Shares of the Galaxy Intermediate
     Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund and Galaxy Massachusetts Intermediate
     Municipal Bond Fund, respectively, and (ii) shareholders of the Predecessor Florida Municipal Bond Fund exchanged their shares for Shares of the Galaxy Florida Municipal Bond Fund. Shareholders of the Predecessor Intermediate
     Tax-Exempt Bond Fund, Predecessor Connecticut Intermediate Municipal Bond Fund and Predecessor Massachusetts
     Municipal Bond Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares, and shareholders of such Predecessor Boston 1784 Funds who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut
     Intermediate Municipal Bond Fund and Galaxy Massachusetts Intermediate Municipal Bond Fund, respectively. On June
     26, 2001, BKB Shares of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund and
     Massachusetts Intermediate Municipal Bond Fund were converted into Retail A Shares of the Funds. The total returns shown above for Trust Shares or Shares of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal
     Bond Fund, Florida Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund for periods prior to June
     26, 2000 represent the total returns for the respective Predecessor Boston 1784 Funds.
**   The Galaxy Pennsylvania Municipal Bond Fund commenced operations as a separate portfolio (the "Predecessor Pillar
     Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of
     The Galaxy Fund. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two series of shares. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I Shares and
     Class A Shares for Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund. The total returns shown above for
     Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund for the periods prior to August 27, 2001 represent the total returns for Class I Shares of the Predecessor Pillar Fund.

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PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A  SHARES*

                                                                                                                  10 YEARS/
AS OF OCTOBER 31, 2002                                                                      1 YEAR     5 YEARS    LIFE OF FUND+
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Tax-Exempt Bond Fund (INCEPTION DATE 12/30/91)                                                  0.76%      4.60%       5.82%
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Connecticut Municipal Bond Fund (INCEPTION DATE 3/16/93)                                       -0.22       4.25        4.84
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Massachusetts Municipal Bond Fund (INCEPTION DATE 3/12/93)                                      0.26       4.37        4.79
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New Jersey Municipal Bond Fund (INCEPTION DATE 4/3/98)                                          0.07        N/A        3.89
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New York Municipal Bond Fund (INCEPTION DATE 12/31/91)                                          0.80       4.53        5.71
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Rhode Island Municipal Bond Fund (INCEPTION DATE 12/20/94)                                      0.27       4.56        5.96
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Intermediate Tax-Exempt Bond Fund (INCEPTION DATE 6/26/00)                                     -0.34        N/A        5.00
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Connecticut Intermediate Municipal Bond Fund (INCEPTION DATE 6/26/00)                          -0.41        N/A        4.99
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Massachusetts Intermediate Municipal Bond Fund (INCEPTION DATE 6/26/00)                        -0.28        N/A        5.09
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+    Return figures shown are average annual total returns for the 10 years ended October 31, 2002 for the Tax-Exempt
     Bond Fund and the New York Municipal Bond Fund and for the period from inception through October 31, 2002 for each other Fund.
*    Return figures have been restated to include the effect of the maximum 4.75% front-end sales charge which became effective on January 1, 2001.

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PERFORMANCE AT-A-GLANCE (CONTINUED)

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**


                             1 YEAR           1 YEAR           5 YEAR            5 YEAR        LIFE OF FUND     LIFE OF FUND
                             RETURNS          RETURNS          RETURNS           RETURNS          RETURNS          RETURNS
                             BEFORE            AFTER           BEFORE             AFTER           BEFORE            AFTER
                           CONTINGENT       CONTINGENT       CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT
                            DEFERRED         DEFERRED         DEFERRED          DEFERRED         DEFERRED         DEFERRED
                          SALES CHARGE     SALES CHARGE     SALES CHARGE      SALES CHARGE     SALES CHARGE     SALES CHARGE
AS OF OCTOBER 31, 2002      DEDUCTED         DEDUCTED*        DEDUCTED          DEDUCTED*        DEDUCTED         DEDUCTED*
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Tax-Exempt Bond Fund
(INCEPTION DATE 3/4/96)       5.17%            0.17%            4.95%             4.45%            4.89%            4.78%
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Connecticut
Municipal Bond Fund
(INCEPTION DATE 3/1/01)       4.10            -0.90              N/A               N/A             5.16             2.83
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Massachusetts
Municipal Bond Fund
(INCEPTION DATE 3/1/01)       4.55            -0.45              N/A               N/A             5.58             3.25
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New Jersey
Municipal Bond Fund
(INCEPTION DATE 3/1/01)       4.22            -0.78              N/A               N/A             5.31             2.98
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New York
Municipal Bond Fund
(INCEPTION DATE 3/1/01)       5.15             0.15              N/A               N/A             5.77             3.45
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Rhode Island
Municipal Bond Fund
(INCEPTION DATE 3/1/01)       4.36            -0.64              N/A               N/A             5.39             3.06
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Intermediate
Tax-Exempt
Bond Fund
(INCEPTION DATE 3/1/01)       3.77            -1.23              N/A               N/A             4.92             2.58
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Connecticut
Intermediate
Municipal Bond Fund
(INCEPTION DATE 3/1/01)       3.79             -1.21             N/A               N/A             4.88             2.54
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Massachusetts
Intermediate
Municipal Bond Fund
(INCEPTION DATE 3/1/01)       3.97             -1.03             N/A               N/A             5.03             2.70
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*    As if shares were redeemed at end of period.
**   Return figures after the deduction of contingent deferred sales charges for the periods prior to January 1, 2001 for the Tax-Exempt Bond Fund have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares purchased on or after January 1, 2001 and redeemed within seven years of purchase. Retail B Shares purchased on or after January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00%
     and 1.00% for redemptions made during the second through the seventh years, respectively, and (ii) automatically convert to Retail A Shares after eight years. Retail B Shares purchased prior to January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 3.00%,
     3.00%, 2.00% and 1.00% for redemptions made during the second through the sixth years, respectively, and (ii)
     automatically convert to Retail A Shares after six years. The average annual total returns for Retail B Shares of the Tax-Exempt Bond Fund purchased prior to January 1, 2001 may be different than those shown above.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES AND/OR THE ADMINISTRATOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

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PORTFOLIO REVIEWS



[BEGIN SIDEBAR]

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GALAXY FUNDS LOGO ART

THE TAX-EXEMPT BOND FUNDS ARE MANAGED BY THE MUNICIPAL
BOND PORTFOLIO MANAGEMENT TEAM OF FLEET INVESTMENT ADVISORS INC.

[END SIDEBAR]



PORTFOLIO STRATEGY REVIEW

BY BRIAN MCGREEVY AND SUSAN SANDERSON
      In the uncertain market and economic climate of the 12 months ended October 31, 2002, we positioned the Galaxy Tax-Exempt Bond Funds to limit downside price volatility and enhance after-tax income. By also emphasizing high quality portfolios, and making the most of near-term shifts in interest rates, we helped the Funds earn total returns that generally outpaced those for other funds with similar investment objectives.
      In our search for quality, we emphasized securities with strong credit ratings. We also gave priority to municipals that were less likely to be called in by their issuers when interest rates declined. We further reduced risk by diversifying sector exposure away from health care and certain transportation issuers and limiting exposure to energy and utility issuers that might be vulnerable to event risk. In addition, we gave greater emphasis to bonds that were insured for the timely payment of principal and interest. In states that faced increased budget deficits - including Massachusetts, Connecticut, New Jersey and New York - we favored "essential purpose" municipal bonds backed by dedicated income streams over issues (such as general obligation bonds) whose payments are tied to state-generated revenues.
      In the first part of the reporting period, when improving economic conditions caused bond yields to rise, we kept maturity structures for the Funds' portfolios on the short side. When market fluctuations produced attractive opportunities in longer maturities during the months that followed, we gave greater attention to longer-term issues. For the period as a whole, average maturities for the portfolios were somewhat longer than those represented by the Funds' market benchmarks and reflected overweightings in bonds with intermediate maturities. In a year when intermediate-term issues outperformed, this strategy also tended to benefit the Funds' total returns. The exception was the Galaxy Intermediate Tax-Exempt Bond Fund, where a sizable weighting in shorter maturities limited returns when both intermediate and longer maturities outperformed in the second half of the reporting period.

SHORTENING MATURITIES
      As of November 2002, following approval by their shareholders, the Galaxy Tax-Exempt Bond Funds will be managed as intermediate-maturity portfolios. In keeping with this change, we have recently taken profits in longer-term municipals and added issues with shorter maturities. This shift in investment policy should serve shareholders well in coming months if interest rates start to rise as we expect. In a market where rates are rising, bonds with shorter maturities tend to be less vulnerable to an accompanying decline in bond prices.
      We have also been eliminating municipal bonds whose interest payments may be subject to the alternative minimum tax (AMT). As we make these changes, we will continue to emphasize issues with strong credit quality, attractive coupons and good call protection.

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PORTFOLIO REVIEWS

GALAXY TAX-EXEMPT BOND FUND

      Trust Shares of the Galaxy Tax-Exempt Bond Fund earned a total return of 6.04% for the year ended October 31, 2002. Over the same time, Retail A Shares of the Fund had a total return of 5.83% before deducting the maximum 4.75% front-end sales charge and Retail B Shares of the Fund had a total return of 5.17% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.)
      Over the same time, the general municipal debt funds tracked by Lipper Inc. ("Lipper"), a mutual fund performance tracking service, had an average total return of 4.20% and the Lehman Brothers Municipal Bond Index had a total return of 5.87%.
      On October 31, 2002, the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 3.43%, its Retail A Shares had a 30-day SEC annualized yield of 3.09% and its Retail B Shares had a 30-day SEC annualized yield of 2.61%. For shareholders in the 38.60% federal income tax bracket, these equaled taxable yields of 5.59%, 5.03% and 4.25%, respectively.

GALAXY TAX-EXEMPT BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS &
  NET OTHER ASSETS AND LIABILITIES ...   3%
EAST .................................  36%
PACIFIC ..............................   5%
MOUNTAIN .............................   7%
NORTH CENTRAL ........................  16%
OTHER TERRITORIES ....................   3%
SOUTH ................................  30%

GALAXY TAX-EXEMPT BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        LEHMAN BROTHERS
         MUNICIPAL BOND
             INDEX       TRUST SHARES   RETAIL A SHARES   RETAIL B SHARES
           ----------    ------------   ---------------   ---------------
12/30/91    10,000.00      10,000.00         9,525.00
10/31/92    10,582.00      10,455.00         9,957.00
10/31/93    12,071.00      12,089.00        11,556.00
10/31/94    11,545.00      11,515.00        11,051.00
10/31/95    13,259.00      13,084.00        12,533.00          10,000.00
10/31/96    14,016.00      13,742.00        13,131.00           9,615.00
10/31/97    15,207.00      14,807.00        14,114.00          10,398.00
10/31/98    16,428.00      15,970.00        15,187.00          11,250.00
10/31/99    16,136.00      15,450.00        14,662.00          10,889.00
10/31/2000  17,509.00      16,735.00        15,853.00          11,801.00
10/31/2001  19,351.00      18,540.00        17,524.00          12,872.00
10/31/2002  20,481.00      19,661.00        18,405.00          13,647.00

* SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 1.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SEVENTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES FOR RETAIL BSHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 5. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 12/31/91 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

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PORTFOLIO REVIEWS

GALAXY CONNECTICUT MUNICIPAL BOND FUND

      For the year ended October 31, 2002, Trust Shares of the Galaxy Connecticut Municipal Bond Fund earned a total return of 4.99%. Over the same time, Retail A Shares of the Fund earned a total return of 4.79% before deducting the maximum 4.75% front-end sales charge and Retail B Shares of the Fund had a total return of 4.10% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) During the same period, the Connecticut municipal debt funds tracked by Lipper had an average total return of 4.69% and the Lehman Brothers Municipal Bond Index had a total return of 5.87%.
     On October 31, 2002, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.17%, its Retail A Shares had a 30-day SEC annualized yield of 2.82% and its Retail B Shares had a 30-day SEC annualized yield of 2.29%. These equaled taxable yields of 5.16%, 4.59% and 3.73%, respectively, for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

GALAXY CONNECTICUT MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS & NET
   OTHER ASSETS AND LIABILITIES ...............  2%
CONNECTICUT ................................... 92%
PUERTO RICO ...................................  6%

GALAXY CONNECTICUT MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        LEHMAN BROTHERS
         MUNICIPAL BOND
             INDEX       TRUST SHARES   RETAIL A SHARES   RETAIL B SHARES
           ----------    ------------   ---------------   ---------------
3/16/93     10,000.00      10,000.00        9,525.00
10/31/93    10,583.00      10,580.00       10,076.00
10/31/94    10,122.00       9,902.00        9,432.00
10/31/95    11,625.00      11,413.00       10,841.00
10/31/96    13,333.00      11,930.00       11,310.00
10/31/97    14,776.00      12,891.00       12,198.00
10/31/98    14,503.00      13,898.00       13,122.00
10/31/99    14,147.00      13,526.00       12,745.00
10/31/2000  15,350.00      14,568.00       13,701.00
3/1/2001    16,229.00      15,250.00       14,333.00         10,000.00
10/31/2001  17,147.00      16,029.00       15,047.00          9,949.00
10/31/2002  18,148.00      16,830.00       15,768.00         10,477.00

* SINCE INCEPTION ON 3/16/93 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/1/01 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 3/31/93 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

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PORTFOLIO REVIEWS

GALAXY FLORIDA MUNICIPAL BOND FUND

      For the year ended October 31, 2002, Trust Shares of the Galaxy Florida Municipal Bond Fund earned a total return of 4.84%. Over the same time, the Florida intermediate municipal debt funds tracked by Lipper had an average total return of 4.50% and the Lehman Brothers 3-15 Year Blend Municipal Bond Index had a total return of 6.04%.
      On October 31, 2002, the Fund's Trust Shares had a 30-day SEC annualized yield of 2.96%. This equaled a taxable yield of 4.82% for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

GALAXY FLORIDA MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS & NET
  OTHER ASSETS AND LIABILITIES ......  6%
FLORIDA ............................. 93%
PUERTO RICO .........................  1%


GALAXY FLORIDA MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LEHMAN BROTHERS 3-15
             YEAR BLEND MUNICIPAL
                 BOND INDEX       TRUST SHARES
                 ----------       ------------
6/30/97           10,000.00        10,000.00
10/31/97          10,298.00        10,344.00
10/31/98          11,022.00        11,098.00
10/31/99          11,071.00        10,825.00
10/31/2000        11,798.00        11,602.00
10/31/2001        12,943.00        12,637.00
10/31/2002        13,898.00        13,248.00

* SINCE INCEPTION ON 6/30/97. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

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PORTFOLIO REVIEWS

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

      For the year ended October 31, 2002, Trust Shares of the Galaxy Massachusetts Municipal Bond Fund earned a total return of 5.43%. Over the same time, Retail A Shares of the Fund had a total return of 5.24% before deducting the maximum 4.75% front-end sales charge and Retail B Shares of the Fund had a total return of 4.55% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.)
      These total returns compared to an average total return of 4.62% for the Massachusetts municipal debt funds tracked by Lipper and a total return of 5.87% for the Lehman Brothers Municipal Bond Index.
      On October 31, 2002, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.64%, its Retail A Shares had a 30-day SEC annualized yield of 3.31% and its Retail B Shares had a 30-day SEC annualized yield of 2.79%. These equaled taxable yields of 5.93%, 5.39% and 4.54%, respectively, for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS & NET
  OTHER ASSETS AND LIABILITIES ......   2%
MASSACHUSETTS .......................  95%
MOUNTAIN ............................   1%
PUERTO RICO .........................   2%

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

           LEHMAN BROTHERS
            MUNICIPAL BOND
                INDEX       TRUST SHARES   RETAIL A SHARES   RETAIL B SHARES
              ----------    ------------   ---------------   ---------------
3/12/93        10,000.00     10,000.00        9,525.00
10/31/93       10,582.95     10,542.08       10,040.08
10/31/94       10,121.83      9,860.73        9,391.1
10/31/95       11,624.59     11,311.83       10,754.48
10/31/96       12,288.22     11,795.12       11,190.23
10/31/97       13,332.69     12,746.08       12,076.65
10/31/98       14,402.50     13,691.74       12,948.64
10/31/99       14,146.82     13,257.01       12,514.86
10/31/2000     15,350.25     14,379.27       13,552.89
3/31/2001      16,057.06     15,057.73       14,183.91          10,000.00
10/31/2001     16,964.97     15,856.15       14,919.22           9,972.61
10/31/2002     17,956.00     16,717.00       15,702.00          10,549.00

* SINCE INCEPTION ON 3/12/93 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/1/01 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 2/28/93 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

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PORTFOLIO REVIEWS

GALAXY NEW JERSEY MUNICIPAL BOND FUND

      For the year ended October 31, 2002, Trust Shares of the Galaxy New Jersey Municipal Bond Fund had a total return of 5.20%. Over the same time, Retail A Shares of the Fund had a total return of 5.06% before deducting the maximum 4.75% front-end sales charge and Retail B Shares of the Fund had a total return of 4.22% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) The New Jersey municipal debt funds tracked by Lipper had an average total return of 4.00% and the Lehman Brothers Municipal Bond Index had a total return of 5.87% for the same period.
      On October 31, 2002, the Fund's Trust Shares had a 30-day SECannualized yield of 3.09%, its Retail A Shares had a 30-day SEC annualized yield of 2.82% and its Retail B Shares had a 30-day SEC annualized yield of 2.29%. These equaled taxable yields of 5.03%, 4.59% and 3.73%, respectively, for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

GALAXY NEW JERSEY MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS & NET
   OTHER ASSETS AND LIABILITIES ..........   6%
EAST .....................................   5%
NORTH CENTRAL & OTHER TERRITORIES ........   2%
NEW JERSEY ...............................  87%

GALAXY NEW JERSEY MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LEHMAN BROTHERS
            MUNICIPAL BOND
                INDEX       TRUST SHARES   RETAIL A SHARES   RETAIL B SHARES
              ----------    ------------   ---------------   ---------------
4/3/98         10,000.00      10,000.00        9,528.00
10/31/98       10,473.45      10,448.49        9,937.92
10/31/99       10,287.52      10,128.34        9,616.21
10/31/2000     11,162.65      10,911.87       10,348.02
3/1/2001       11,676.65      11,374.42       10,782.00          10,000.00
10/31/2001     12,336.87      11,973.89       11,333.58           9,960.91
10/31/2002     13,048.00      12,597.00       11,908.00          10,503.00

* SINCE INCEPTION ON 4/3/98 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/1/01 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 3/31/98 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

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PORTFOLIO REVIEWS

GALAXY NEW YORK MUNICIPAL BOND FUND

      For the year ended October 31, 2002, Trust Shares of the Galaxy New York Municipal Bond Fund had a total return of 6.06%. During the same time, Retail A Shares of the Fund had a total return of 5.86% before deducting the maximum 4.75% front-end sales charge and Retail B Shares of the Fund had a total return of 5.15% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingen deferred sales charge.) Over this period, the New York municipal debt funds tracked by Lipper had an average total return of 4.85% and the Lehman Brothers Municipal Bond Index had a total return of 5.87%.
     On October 31, 2002, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.11%, its Retail A Shares had a 30-day SEC annualized yield of 2.76% and its Retail B Shares had a 30-day SEC annualized yield of 2.22%. These equaled taxable yields of 5.07%, 4.50% and 3.62%, respectively, for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

GALAXY NEW YORK MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS & NET
   OTHER ASSETS AND LIABILITIES .............    6%
EAST & OTHER TERRITORIES ....................    3%
LOCAL MUNICIPAL BONDS .......................   40%
STATE MUNICIPAL BONDS .......................   51%

GALAXY NEW YORK MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LEHMAN BROTHERS
            MUNICIPAL BOND
                INDEX       TRUST SHARES   RETAIL A SHARES   RETAIL B SHARES
              ----------    ------------   ---------------   ---------------
12/30/91       10,000.00     10,000.00        9,525.00
1992           10,582.00     10,383.00        9,889.00
1993           12,071.00     12,009.00       11,437.00
1994           11,545.00     11,294.00       10,756.00
1995           13,259.00     12,901.00       12,265.00
1996           14,016.00     13,488.00       12,793.00
10/31/97       15,207.00     14,590.00       13,808.00
10/31/98       16,428.00     15,731.00       14,864.00
10/31/99       16,136.00     15,175.00       14,311.00
10/31/2000     17,509.00     16,558.00       15,589.00
3/1/2001       18,315.00     17,308.00       16,283.00          10,000.00
10/31/2001     19,351.00     18,181.00       17,084.00           9,946.00
10/31/2002     20,481.00     19,282.00       18,083.00          10,584.00

* SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/1/01 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 12/31/91 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

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PORTFOLIO REVIEWS

GALAXY PENNSYLVANIA MUNICIPAL BOND FUND

      For the year ended October 31, 2002, Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund had a total return of 5.52%. Over this period, the Lehman Brothers Municipal Bond Index had a total return of 5.87% and the Pennsylvania municipal debt funds tracked by Lipper had an average total return of 4.59%.
      On October 31, 2002, the Fund's Trust Shares had a 30-day SEC annualized yield of 2.83%. This equaled a taxable yield of 4.61% for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

GALAXY PENNSYLVANIA MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS & NET
   OTHER ASSETS AND LIABILITIES          8%
PENNSYLVANIA                            92%


GALAXY PENNSYLVANIA MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LEHMAN BROTHERS
            MUNICIPAL BOND
                INDEX       TRUST SHARES
              ----------    ------------
5/3/93         10,000.00     10,000.00
5/31/93        10,056.00      9,980.00
10/31/93       10,589.00     10,277.00
10/31/94       10,128.00     10,142.00
10/31/95       11,632.00     11,133.00
10/31/96       12,296.00     11,583.00
10/31/97       13,341.00     12,343.00
10/31/98       14,411.00     13,132.00
10/31/99       14,155.00     12,229.00
10/31/2000     15,360.00     13,351.00
10/31/2001     16,975.00     14,860.00
10/31/2002     17,967.00     15,680.00

* SINCE INCEPTION ON 5/3/93 FOR TRUST SHARES. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 4/30/93 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

      For the year ended October 31, 2002, Trust Shares of the Galaxy Rhode Island Municipal Bond Fund earned a total return of 5.26%. During the same period, Retail A Shares of the Fund earned a total return of 5.23% before deducting the maximum 4.75% front-end sales charge and Retail B Shares of the Fund had a total return of 4.36% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Over the same time, the other states municipal debt funds tracked by Lipper had an average total return of 4.29% and the Lehman Brothers Municipal Bond Index had a total return of 5.87%.
      On October 31, 2002, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.28%. On the same date, Retail A Shares of the Fund had a 30-day
SEC annualized yield of 3.11% and Retail B Shares of the Fund had a 30-day SEC annualized yield of 2.46%. These equaled taxable yields of 5.34%, 5.07% and 4.01%, respectively, for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

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PORTFOLIO REVIEWS

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS & NET
   OTHER ASSETS AND LIABILITIES ...........   2%
EAST, MOUNTAIN, NORTH CENTRAL,
   PACIFIC & SOUTH ........................  13%
RHODE ISLAND ..............................  78%
OTHER TERRITORIES .........................   7%

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LEHMAN BROTHERS
            MUNICIPAL BOND
                INDEX       TRUST SHARES   RETAIL A SHARES   RETAIL B SHARES
              ----------    ------------   ---------------   ---------------
12/20/94       10,000.00       9,525.00
10/31/95       11,445.00      10,599.00
10/31/96       12,098.00      11,152.00
10/31/97       13,126.00      12,019.00
10/31/98       14,179.00      12,903.00
10/31/99       13,928.00      12,550.00
10/31/2000     15,113.00      13,635.00        10,000.00
3/1/2001       15,808.00      14,239.00        10,843.00         10,000.00
10/31/2001     16,702.00      14,982.00        11,410.00          9,960.00
10/31/2002     17,676.00      15,767.00        12,010.00         10,517.00

* SINCE INCEPTION ON 12/20/94 FOR RETAIL ASHARES. SINCE INCEPTION ON 6/19/00 FOR TRUST SHARES. SINCE INCEPTION ON 3/1/01 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 12/31/94 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

      For the year ended October 31, 2002, Trust Shares of the Galaxy Intermediate Tax-Exempt Bond Fund earned a total return of 4.77%. During the same period, Retail A Shares of the Fund earned a total return of 4.59% before deducting the maximum 4.75% front-end sales charge and Retail B Shares of the Fund had a total return of 3.77% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Over the same time, the intermediate municipal debt funds tracked by Lipper had an average total return of 4.83% and the Lehman Brothers 3-15 Year Blend Municipal Bond Index had a total return of 6.04%.

      On October 31, 2002, the Fund's Trust, Retail A and Retail B Shares had 30-day SEC annualized yields of 2.81%, 2.52% and 1.99%, respectively. These equaled taxable yields of 4.58%, 4.10% and 3.24%, respectively, for shareholders in the 38.60% federal income tax bracket.

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PORTFOLIO REVIEWS

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS & NET
   OTHER ASSETS AND LIABILITIES ......   2%
EAST .................................  35%
SOUTH ................................  27%
NORTH CENTRAL ........................  18%
PACIFIC ..............................  10%
MOUNTAIN .............................   4%
OTHER TERRITORIES ....................   4%

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LEHMAN BROTHERS 3-15
               YEAR BLEND
            MUNICIPAL BOND
                INDEX       TRUST SHARES   RETAIL A SHARES   RETAIL B SHARES
              ----------    ------------   ---------------   ---------------
6/14/93        10,000.00      10,000.00
10/31/93       10,301.00      10,515.00
10/31/94       10,127.00      10,292.00
10/31/95       11,345.00      11,547.00
10/31/96       11,869.00      12,132.00
10/31/97       12,707.00      13,142.00
10/31/98       13,600.00      14,182.00
10/31/99       13,662.00      13,776.00
6/26/2000      14,145.00      14,029.00        9,525.00
10/31/2000     14,558.00      14,924.00        9,834.00
3/1/2001       15,155.00      15,512.00       10,213.00         10,000.00
10/31/2001     15,972.00      16,301.00       10,721.00          9,941.00
10/31/2002     17,607.00      17,079.00       11,213.00         10,435.00

* SINCE INCEPTION ON 6/14/93 FOR TRUST SHARES. SINCE INCEPTION ON 6/26/00 FOR RETAIL A SHARES. SINCE INCEPTION ON 3/1/01 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 5/31/93 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

GALAXY CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND

      For the year ended October 31, 2002, Trust Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund earned a total return of 4.67%. For the same period, Retail A Shares of the Fund earned a total return of 4.51% before deducting the maximum 4.75% front-end sales charge and Retail B Shares of the Fund had a total return of 3.79% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Over the same time, the other states intermediate municipal debt funds tracked by Lipper had an average total return of 4.58% and the Lehman Brothers 3-15 Year Blend Municipal Bond Index had a total return of 6.04%.
     On October 31, 2002, the Fund's Trust, Retail A and Retail B Shares had 30-day SEC annualized yields of 3.13%, 2.84% and 2.25%, respectively. These equaled taxable yields of 5.10%, 4.63% and 3.66%, respectively, for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS & NET
   OTHER ASSETS AND LIABILITIES ......  3%
CONNECTICUT .......................... 80%
GEORGIA ..............................  2%
PUERTO RICO .......................... 15%

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LEHMAN BROTHERS 3-15
               YEAR BLEND
            MUNICIPAL BOND
                INDEX       TRUST SHARES   RETAIL A SHARES   RETAIL B SHARES
              ----------    ------------   ---------------   ---------------
8/1/94        10,000.00      10,000.00
10/31/94       9,859.00       9,826.00
10/31/95      11,045.00      11,083.00
10/31/96      11,555.00      11,635.00
10/31/97      12,371.00      12,546.00
10/31/98      13,241.00      13,546.00
10/31/99      13,301.00      13,182.00
6/26/2000     13,771.00      13,777.00         9,525.00
10/31/2000    14,173.00      14,212.00         9,832.00
3/1/2001      14,754.00      14,799.00        10,232.00        10,000.00
10/31/2001    15,549.00      15,536.00        10,727.00         9,933.00
10/31/2002    16,930.00      16,262.00        11,211.00        10,428.00

* SINCE INCEPTION ON 8/1/94 FOR TRUST SHARES. SINCE INCEPTION ON 6/26/00 FOR RETAIL A SHARES. SINCE INCEPTION ON 3/1/01 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 7/31/94 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

GALAXY MASSACHUSETTS INTERMEDIATE
MUNICIPAL BOND FUND

     For the year ended October 31, 2002, Trust Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund earned a total return of 4.84%. For the same period, Retail A Shares of the Fund earned a total return of 4.67% before deducting the maximum 4.75% front-end sales charge and Retail B Shares of the Fund had a total return of 3.97% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Over the same time, the Massachusetts intermediate municipal debt funds tracked by Lipper had an average total return of 4.43% and the Lehman Brothers 3-15 Year Blend Municipal Bond Index had a total return of 6.04%.
      On October 31, 2002, the Fund's Trust, Retail A and Retail B Shares had 30-day SEC annualized yields of 3.08%, 2.80% and 2.24%, respectively. These equaled taxable yields of 5.02%, 4.56% and 3.65%, respectively, for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

GALAXY MASSACHUSETTS INTERMEDIATE
MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS & NET
   OTHER ASSETS AND LIABILITIES ........  3%
EAST, MOUNTAIN & SOUTH .................  8%
MASSACHUSETTS .......................... 87%
PUERTO RICO ............................  2%

GALAXY MASSACHUSETTS INTERMEDIATE
MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LEHMAN BROTHERS 3-15
               YEAR BLEND
            MUNICIPAL BOND
                INDEX       TRUST SHARES   RETAIL A SHARES   RETAIL B SHARES
              ----------    ------------   ---------------   ---------------
6/14/93        10,000.00      10,000.00
10/31/93       10,301.00      10,579.00
10/31/94       10,127.00      10,096.00
10/31/95       11,345.00      11,253.00
10/31/96       11,869.00      11,741.00
10/31/97       12,707.00      12,692.00
10/31/98       13,600.00      13,617.00
10/31/99       13,662.00      13,344.00
6/26/2000      14,145.00      13,935.00        9,525.00
10/31/2000     14,558.00      14,364.00        9,843.00
3/1/2001       15,155.00      14,938.00       10,231.00          10,000.00
10/31/2001     15,972.00      15,691.00       10,735.00           9,941.00
10/31/2002     17,607.00      16,452.00       11,236.00          10,455.00

* SINCE INCEPTION ON 6/14/93 FOR TRUST SHARES. SINCE INCEPTION ON 6/26/00 FOR RETAIL A SHARES. SINCE INCEPTION ON 3/1/01 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2002. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 5/31/93 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

--------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

   PAR VALUE                                                        VALUE
  ----------                                                      ---------


MUNICIPAL SECURITIES - 97.01%

                COLORADO - 0.99%

$ 2,000,000     Denver City & County Airport Revenue
                Series A
                5.50%, 11/15/25
                Insured: MBIA................................  $   2,072,420
                                                               -------------

                CONNECTICUT - 1.85%

  1,000,000     Connecticut State HEFA
                Trinity College, Series F
                5.50%, 07/01/21
                Insured: MBIA................................      1,107,840
  1,000,000     Connecticut State Special Tax
                Transportation Infrastructure, Series A
                5.38%, 10/01/27
                Insured: FSA.................................      1,079,570
  1,520,000     Connecticut State, SP OB
                Transportation Infrastructure, Series A
                5.63%, 12/01/19..............................      1,664,582
                                                               -------------
                                                                   3,851,992
                                                               -------------

                FLORIDA - 3.63%

  2,000,000     Hillsborough County School Board
                Master Lease Program, COP, Series A
                5.50%, 07/01/14
                Insured: MBIA................................      2,287,220
  3,000,000     Orange County Tourist Development
                Tax Revenue
                5.50%, 10/01/31
                Insured: AMBAC...............................      3,129,210
  1,900,000     Tallahassee Consolidated Utility Systems
                5.50%, 10/01/17
                Insured: FGIC................................      2,164,708
                                                               -------------
                                                                   7,581,138
                                                               -------------

                GEORGIA - 5.91%

  2,725,000     Atlanta Airport Revenue, Series A
                5.50%, 01/01/22
                Insured: FGIC................................      2,860,269
  3,420,000     Atlanta Water & Wastewater Revenue
                Series A
                5.00%, 11/01/38
                Insured: FGIC................................      3,803,827
  2,000,000     De Kalb County Water & Sewer Revenue
                6.25%, 10/01/06..............................      2,286,980
  1,000,000     Fulton County School District, GO
                Pre-refunded 01/01/04
                5.60%, 01/01/11..............................      1,064,630
  2,000,000     Georgia State, Series B, GO
                5.75%, 08/01/10..............................      2,312,920
                                                               -------------
                                                                  12,328,626
                                                               -------------


   PAR VALUE                                                        VALUE
  ----------                                                      ---------

                HAWAII - 1.00%

 $1,815,000     Hawaii State, Series CU, GO
                5.75%, 10/01/08
                Insured: MBIA................................  $   2,081,115
                                                               -------------

                IDAHO - 0.53%

  1,055,000     Idaho Housing & Finance Association
                Single Family Mortgage, Series G-2, AMT
                5.70%, 07/01/16..............................      1,095,090
                                                               -------------

                ILLINOIS - 4.74%

  1,300,000     Chicago Board of Education, GO
                5.60%, 12/01/18
                Insured: FGIC................................      1,412,346
  1,000,000     Cook County, GO
                7.25%, 11/01/07
                Insured: MBIA................................      1,176,220
  3,000,000     Illinois Educational Facilities Authority
                Wesleyan University
                5.65%, 09/01/26
                Insured: MBIA................................      3,175,230
  2,540,000     Illinois State Dedicated Tax, Capital
                Appreciation, Civic Center, Series B
                5.79%, 12/15/17 (A)
                Insured: AMBAC...............................      1,206,068
  1,000,000     Illinois State, GO
                5.80%, 09/01/18
                Insured: FGIC................................      1,102,870
  3,650,000     Kendall Kane Countys, Community Unit
                School District, Number 115 Yorkville
                Capital Appreciation, GO
                3.65%, 01/01/17 (A)
                Insured: FGIC................................      1,816,714
                                                               -------------
                                                                   9,889,448
                                                               -------------

                IOWA - 0.74%

  1,495,000     Iowa Finance Authority
                Single Family Mortgage, Series F
                5.55%, 01/01/16
                Insured: GNMA/FNMA...........................      1,552,961
                                                               -------------

                KANSAS - 0.86%

  1,575,000     Kansas State
                Department of Highway Transportation
                5.50%, 09/01/14..............................      1,802,131
                                                               -------------

                MAINE - 1.04%

  1,000,000     Maine Governmental Facilities Authority
                Lease Rent Revenue
                5.63%, 10/01/19
                Insured: FSA.................................      1,087,100
  1,000,000     Maine Municipal Bond Bank, Series D
                5.70%, 11/01/21
                Insured: MBIA................................      1,091,000
                                                               -------------
                                                                   2,178,100
                                                               -------------


                        SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


  PAR VALUE                                                        VALUE
  ----------                                                      ---------


                MARYLAND - 3.40%

 $3,750,000     Maryland State
                Department of Transportation
                County Transportation
                5.50%, 02/01/15..............................  $   4,274,325
  1,500,000     Maryland State
                Health & Higher Education Facilities
                Authority, Johns Hopkins University
                6.00%, 07/01/10..............................      1,750,950
  1,005,000     Montgomery County
                Housing Opportunity Commission
                Single Family Mortgage, Series A
                5.75%, 07/01/13..............................      1,067,833
                                                               -------------
                                                                   7,093,108
                                                               -------------

                MASSACHUSETTS - 9.44%

  5,750,000     Massachusetts Bay
                Transportation Authority, General
                Transportation Systems, Series A
                7.00%, 03/01/21
                Insured: MBIA IBC............................      7,452,057
  3,000,000     Massachusetts State Construction Lien
                Series C, GO
                5.38%, 12/01/16..............................      3,421,410
  1,775,000     Massachusetts State Construction Lien
                Series C, GO
                5.25%, 08/01/17..............................      1,955,517
  2,000,000     Massachusetts State HEFA
                Partners Healthcare System, Series A
                5.38%, 07/01/17
                Insured: MBIA................................      2,093,200
  1,250,000     Massachusetts State HEFA
                Partners Healthcare System, Series C
                6.00%, 07/01/17..............................      1,366,213
  2,000,000     Massachusetts State IFA
                Tufts University, Series H
                5.50%, 02/15/12
                Insured: MBIA................................      2,273,680
  1,000,000     Massachusetts State WRA, Series B
                5.50%, 08/01/15
                Insured: FSA.................................      1,135,650
                                                               -------------
                                                                  19,697,727
                                                               -------------

                MICHIGAN - 1.78%

  1,250,000     Michigan State, GO
                5.50%, 12/01/15..............................      1,428,413
  2,000,000     Michigan State, Trunk Line Revenue
                Series A
                5.50%, 11/01/16..............................      2,275,220
                                                               -------------
                                                                   3,703,633
                                                               -------------

                MINNESOTA - 1.54%

  1,000,000     Minnesota State, GO
                5.50%, 11/01/13..............................      1,120,570



  PAR VALUE                                                        VALUE
  ----------                                                      ---------

                MINNESOTA (CONTINUED)

 $2,000,000     Elk River, Independent School District
                Number 728, Series A, GO
                5.00%, 02/01/17
                Insured: MBIA................................  $   2,086,260
                                                               -------------
                                                                   3,206,830
                                                               -------------

                MISSISSIPPI - 5.40%

  7,820,000     Jackson County, PCR
                Chevron U.S.A., Inc. Project
                1.90%, 06/01/23 (B)..........................      7,820,000
  3,000,000     Mississippi State, Series A, GO
                5.50%, 12/01/14..............................      3,436,770
                                                               -------------
                                                                  11,256,770
                                                               -------------

                MISSOURI - 1.09%

  1,000,000     Missouri State HEFA
                St. Louis University
                5.50%, 10/01/16..............................      1,135,830
  1,000,000     Missouri State HEFA
                Washington University, Series A
                5.50%, 06/15/16..............................      1,139,270
                                                               -------------
                                                                   2,275,100
                                                               -------------

                NEVADA - 2.84%

  1,500,000     Nevada State
                Capital Improvement & Cultural Affairs
                Series A, GO
                5.50%, 02/01/18..............................      1,611,540
  1,190,000     Nevada State
                Colorado River Commission, GO
                Pre-refunded 07/01/04
                6.50%, 07/01/19..............................      1,295,422
  3,000,000     Nevada State, Projects 66 & 67
                Series A, GO
                5.00%, 05/15/28
                Insured: FGIC................................      3,008,580
                                                               -------------
                                                                   5,915,542
                                                               -------------

                NEW HAMPSHIRE - 0.76%

  1,500,000     New Hampshire State
                Business Finance Authority, PCR
                Public Service Co. N.H. Project, Series C
                5.45%, 05/01/21
                Insured: MBIA................................      1,585,950
                                                               -------------

                NEW JERSEY - 5.16%

  1,000,000     New Jersey EDA
                School Facilities, Series A, GO
                5.50%, 06/15/13
                Insured: AMBAC...............................      1,143,520
  1,500,000     New Jersey Health Care Facilities
                Financing Authority, AHS Hospital Corp.
                Series A
                6.00%, 07/01/12
                Insured: AMBAC...............................      1,769,865




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

   PAR VALUE                                                        VALUE
  ----------                                                      ---------


                NEW JERSEY (CONTINUED)

 $2,000,000     New Jersey State Transportation Trust
                Fund Authority, Transportation System
                Series A
                5.63%, 06/15/14..............................  $   2,287,400
  2,000,000     New Jersey State Transportation Trust
                Fund Transportation System
                Series C
                5.50%, 12/15/18
                Insured: FSA.................................      2,271,800
  3,000,000     New Jersey State Turnpike Authority
                Series A
                5.75%, 01/01/19
                Insured: MBIA................................      3,300,210
                                                               -------------
                                                                  10,772,795
                                                               -------------

                NEW MEXICO - 1.01%

    750,000     Dona Ana County
                Gross Receipt Tax Revenue
                5.50%, 06/01/16
                Insured: AMBAC...............................        846,735
  1,235,000     New Mexico Mortgage Finance
                Authority, Single Family Mortgage
                Series B-3
                5.50%, 07/01/28
                Insured: GNMA/FNMA/FHLMC.....................      1,265,702
                                                               -------------
                                                                   2,112,437
                                                               -------------

                NEW YORK - 7.15%

  2,165,000     Metropolitan Transportation Authority
                Dedicated Tax Fund, Series C-1
                5.25%, 07/01/17
                Insured: FGIC................................      2,438,937
  2,500,000     New York City, Series D, GO
                5.63%, 06/01/14..............................      2,690,500
  1,000,000     New York City, Series G, GO
                5.75%, 08/01/18..............................      1,060,350
  1,000,000     New York City, Series I, GO
                6.00%, 04/15/09..............................      1,092,050
  2,000,000     New York State Dormitory Authority
                Revenue, Columbia University, Series A
                5.25%, 07/01/20..............................      2,113,100
  4,000,000     New York State Dormitory Authority
                Revenue, State University
                Educational Facilities, Series A
                5.25%, 05/15/15
                Insured: FSA-CR..............................      4,455,440
  1,000,000     New York State Thruway Authority
                Local Highway & Bridge
                5.38%, 04/01/18..............................      1,071,480
                                                               -------------
                                                                  14,921,857
                                                               -------------

                NORTH CAROLINA - 0.34%

    685,000     North Carolina HFA
                Single Family Revenue, Series Y
                6.30%, 09/01/15..............................        713,154
                                                               -------------



   PAR VALUE                                                        VALUE
  ----------                                                      ---------

                OHIO - 4.56%

 $1,000,000     Cleveland Waterworks, Refunding &
                Improvement, First Mortgage, Series H
                5.50%, 01/01/10
                Insured: MBIA................................  $   1,086,560
  1,460,000     Forest Hills School District, GO
                6.00%, 12/01/10
                Insured: MBIA................................      1,720,318
  1,000,000     Ohio State Building Authority
                Adult Correctional Facilities, Series A
                6.00%, 04/01/06
                Insured: AMBAC...............................      1,117,020
  1,000,000     Ohio State Fresh Water Development
                Authority Revenue, Series B
                5.50%, 12/01/18
                Insured: FSA.................................      1,133,190
  1,000,000     Ohio State Higher Education
                Capital Facilities, Series B
                5.63%, 05/01/15..............................      1,107,670
  1,000,000     Ohio State Infrastructure
                Improvement Bond, GO
                5.75%, 02/01/16..............................      1,146,160
  2,000,000     Ohio State Turnpike Commission
                Revenue, Series A
                5.50%, 02/15/21
                Insured: FGIC................................      2,207,640
                                                               -------------
                                                                   9,518,558
                                                               -------------

                PENNSYLVANIA - 7.22%

  2,000,000     Delaware Valley Regional Finance Authority
                Local Government Revenue
                5.75%, 07/01/17..............................      2,282,240
  2,000,000     Delaware Valley Regional Finance Authority
                Local Government Revenue, Series B
                5.60%, 07/01/17
                Insured: AMBAC...............................      2,285,100
  2,210,000     Elizabeth Forward School District
                Capital Appreciation, Series B, GO
                5.52%, 09/01/21 (A)
                Insured: MBIA................................        870,762
  2,210,000     Elizabeth Forward School District
                Capital Appreciation, Series B, GO
                5.52%, 09/01/22 (A)
                Insured: MBIA................................        815,998
  1,500,000     Pennsylvania HFA
                Single Family Mortgage
                Series 59-A, AMT
                5.75%, 10/01/23..............................      1,541,145
  2,000,000     Pennsylvania State, GO
                5.00%, 02/01/09..............................      2,194,920
  2,500,000     Pennsylvania State, GO
                5.50%, 02/01/15..............................      2,844,350
  1,000,000     Pennsylvania State Turnpike, Series S
                5.50%, 06/01/15..............................      1,108,890
  1,000,000     Philadelphia School District
                Series A, GO
                5.75%, 02/01/13
                Insured: FSA.................................      1,123,970
                                                               -------------
                                                                  15,067,375
                                                               -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

   PAR VALUE                                                        VALUE
  ----------                                                      ---------


                PUERTO RICO - 1.72%

 $3,000,000     Puerto Rico Electric Power Authority
                Series BB
                6.00%, 07/01/12
                Insured: MBIA................................  $   3,585,390
                                                               -------------

                SOUTH CAROLINA - 0.75%

  1,500,000     Greenville Waterworks Revenue Bonds
                5.50%, 02/01/22..............................      1,567,425
                                                               -------------

                TENNESSEE - 1.04%

  2,000,000     Metropolitan Government of
                Nashville & Davidson County, GO
                5.88%, 05/15/26..............................      2,160,180
                                                               -------------

                TEXAS - 10.47%

  1,000,000     Amarillo Health Facilities Corp.
                Baptist St. Anthony Hospital Corp.
                5.50%, 01/01/14
                Insured: FSA.................................      1,116,670
  2,170,000     Harris County HFDC
                Memorial Hospital System Project
                Series A
                6.00%, 06/01/13
                Insured: MBIA................................      2,534,994
  4,720,000     Houston Water & Sewer System
                Junior Lien, Series A
                5.50%, 12/01/17
                Insured: FSA.................................      5,145,319
  4,000,000     Houston Water & Sewer System
                Junior Lien, Series C
                5.50%, 12/01/11 (A)
                Insured: AMBAC...............................      2,741,000
  1,775,000     Katy Independent School District
                Capital Appreciation
                3.56%, 08/15/11 (A)..........................      1,234,513
  1,100,000     Lone Star Airport Improvement Authority
                American Airlines Inc., Series A-2
                2.04%, 12/01/14 (B)
                LOC: Royal Bank of Canada....................      1,100,000
  2,100,000     Lower Colorado River Authority
                Junior Lien, 5th Supplement
                5.38%, 01/01/16..............................      2,365,482
  2,000,000     Lower Neches Valley Authority, IDC
                Mobil Oil Refining Project
                5.80%, 05/01/22..............................      2,087,660
  1,000,000     North Central HFDC
                Presbyterian Healthcare
                Pre-refunded 06/01/05
                5.90%, 06/01/21..............................      1,099,140
  3,500,000     San Antonio Independent
                School District, Series B, GO
                4.70%, 08/15/11 (A)..........................      2,423,785
                                                               -------------
                                                                  21,848,563
                                                               -------------



   PAR VALUE                                                        VALUE
   ---------                                                      ---------

                WASHINGTON - 5.04%

 $4,675,000     Energy Northwest Washington
                Electric Revenue, Project Number 1
                Series A
                5.50%, 07/01/16
                Insured: MBIA................................  $   5,118,097
  2,625,000     Port Seattle, Series A
                5.50%, 02/01/26
                Insured: MBIA................................      2,721,784
  1,370,000     Seattle, Series A, GO
                5.50%, 03/01/11..............................      1,552,525
  1,000,000     Washington State, Series A, GO
                5.63%, 07/01/13..............................      1,112,470
                                                               -------------
                                                                  10,504,876
                                                               -------------

                WEST VIRGINIA - 1.06%

  2,000,000     West Virginia School Building Authority
                Capital Improvement
                5.50%, 07/01/11
                Insured: AMBAC...............................      2,216,280
                                                               -------------

                WISCONSIN - 2.03%

  2,000,000     Wisconsin State, Series C, GO
                5.55%, 05/01/21
                Insured: MBIA IBC............................      2,116,620
  2,000,000     Wisconsin State, Series D, GO
                5.50%, 05/01/16
                Insured: MBIA IBC............................      2,118,100
                                                               -------------
                                                                   4,234,720
                                                               -------------

                WYOMING - 1.92%

  4,000,000     Lincoln County, PCR
                Exxon Mobil Corp. Project, Series B
                1.89%, 11/01/14 (B)..........................      4,000,000
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................    202,391,291
                                                               -------------
                (Cost $187,864,143)






                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

     SHARES                                                         VALUE
   ---------                                                      ---------

INVESTMENT COMPANIES - 1.89%

    137,320     Dreyfus Tax-Exempt
                Cash Management Fund.........................  $     139,543
  3,792,166     Federated Tax-Free Obligations Fund .........      3,806,386
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................      3,945,929
                                                               -------------
                (Cost $3,945,929)

TOTAL INVESTMENTS - 98.90%...................................    206,337,220
                                                               -------------
(Cost $191,810,072)

NET OTHER ASSETS AND LIABILITIES - 1.10%.....................      2,302,190
                                                               -------------
NET ASSETS - 100.00%.........................................  $ 208,639,410
                                                               =============

-------------------------------------------------

(A) Zero Coupon Bond. Interest rate shown reflects effective yield to maturity at time of purchase.
(B) Variable Rate Bond. Interest rate shown reflects the rate in effect on October 31, 2002.
AMBAC     American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
COP       Certificate of Participation
EDA       Economic Development Authority
FGIC      Federal Guaranty Insurance Corp.
FHLMC     Federal Home Loan Mortgage Corp.
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance Co.
FSA-CR    FSA Custodial Receipts
GNMA      Government National Mortgage Association
GO        General Obligation
HEFA      Health and Educational Facilities Authority
HFA       Housing Finance Authority
HFDC      Health Facilities Development Corp.
IDC       Industrial Development Corp.
IFA       Industrial Finance Agency
LOC       Letter of Credit
MBIA      Municipal Bond Insurance Association
MBIA IBC  MBIA Insured Bond Certificate
PCR       Pollution Control Revenue
SP OB     Special Obligation
WRA       Water Resource Authority


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002


   PAR VALUE                                                        VALUE
   ---------                                                      ---------


MUNICIPAL SECURITIES - 97.88%

                CONNECTICUT - 91.81%

$   250,000     Cheshire, GO
                Pre-refunded 08/15/03
                5.10%, 08/15/07..............................  $     261,670
  1,080,000     Cheshire, Lot B, GO
                4.50%, 08/01/07..............................      1,167,394
    885,000     Colchester, Lot A, GO
                5.40%, 08/15/10
                Insured: AMBAC...............................        999,864
    275,000     Connecticut State Airport Revenue
                Bradley International Airport
                7.40%, 10/01/04
                Insured: FGIC................................        293,857
    155,000     Connecticut State Airport Revenue
                Pre-refunded 10/01/04
                7.65%, 10/01/12
                Insured: FGIC................................        172,217
    345,000     Connecticut State Airport Revenue
                Unrefunded balance
                7.65%, 10/01/12
                Insured: FGIC................................        378,665
    200,000     Connecticut State Clean Water Fund
                6.00%, 10/01/12..............................        237,122
     30,000     Connecticut State Clean Water Fund
                Partially Pre-refunded
                7.00%, 01/01/11..............................         30,247
    500,000     Connecticut State HEFA
                Backus (William W.) Hospital Issue
                Series D
                5.63%, 07/01/17
                Insured: AMBAC...............................        544,275
    900,000     Connecticut State HEFA
                Connecticut College, Series C-1
                5.50%, 07/01/27
                Insured: MBIA................................        937,026
  1,250,000     Connecticut State HEFA
                Connecticut College, Series D-1
                5.75%, 07/01/30
                Insured: MBIA................................      1,357,362
    400,000     Connecticut State HEFA
                Connecticut College Issue, Series E
                5.25%, 07/01/22..............................        413,840
  2,000,000     Connecticut State HEFA
                Fairfield University, Series I
                5.25%, 07/01/25
                Insured: MBIA................................      2,050,180
    750,000     Connecticut State HEFA
                Greenwich Hospital Issue, Series A
                5.30%, 07/01/08
                Insured: MBIA................................        822,450
  1,060,000     Connecticut State HEFA
                Middlesex Hospital, Series H
                5.00%, 07/01/12
                Insured: MBIA................................      1,128,730



   PAR VALUE                                                        VALUE
   ---------                                                      ---------
                CONNECTICUT (CONTINUED)

$   375,000     Connecticut State HEFA
                Newington Childrens Hospital, Series A
                5.65%, 07/01/05
                Insured: MBIA................................  $     403,654
    500,000     Connecticut State HEFA
                Trinity College, Series F
                5.50%, 07/01/21
                Insured: MBIA................................        553,920
  1,000,000     Connecticut State HEFA
                Trinity College, Series G
                5.00%, 07/01/31
                Insured: AMBAC...............................      1,004,040
    260,000     Connecticut State HEFA
                Village Families & Children, Series A
                5.00%, 07/01/23
                Insured: AMBAC...............................        260,621
    125,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Series A-1
                5.85%, 11/15/16..............................        127,531
    100,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Series B
                6.20%, 05/15/12
                Insured: FHA.................................        102,850
  1,000,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Series B
                6.30%, 05/15/24
                Insured: FHA.................................      1,027,060
  1,500,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Series D-2, AMT
                5.45%, 11/15/24..............................      1,528,695
  1,000,000     Connecticut State Resource Recovery
                Authority Mid-Connecticut, Series A
                5.75%, 11/15/07
                Insured: MBIA................................      1,135,440
  1,000,000     Connecticut State, Series A, GO
                5.13%, 03/01/10..............................      1,110,200
    865,000     Connecticut State, Series A, GO
                5.50%, 04/15/19..............................        934,511
    500,000     Connecticut State, Series C, GO
                5.50%, 08/15/05..............................        538,430
     10,000     Connecticut State, Series B
                Pre-refunded
                5.40%, 03/15/08..............................         11,212
    390,000     Connecticut State, Series B
                Unrefunded balance
                5.40%, 03/15/08..............................        436,430
     25,000     Connecticut State, Series E
                Pre-refunded
                6.00%, 03/15/12..............................         29,383
    975,000     Connecticut State, Series E
                Unrefunded balance
                6.00%, 03/15/12..............................      1,154,400


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                CONNECTICUT (CONTINUED)

 $1,250,000     Connecticut State, SP OB
                Transportation Infrastructure, Series A
                5.25%, 09/01/07..............................  $   1,390,175
    750,000     Connecticut State, SP OB
                Transportation Infrastructure, Series A
                5.38%, 09/01/08..............................        841,073
  3,250,000     Connecticut State, SP OB
                Transportation Infrastructure, Series A
                5.50%, 10/01/12
                Insured: FGIC................................      3,711,078
    400,000     Connecticut State, SP OB
                Transportation Infrastructure, Series B
                6.13%, 09/01/12.............................        478,440
    200,000     Danbury, GO
                5.63%, 02/01/13..............................        232,552
    855,000     Easton, GO
                4.75%, 10/15/21..............................        857,454
  1,100,000     Fairfield, GO
                5.00%, 01/01/18..............................      1,159,400
  2,200,000     Fairfield, Series A, GO
                5.00%, 04/01/22..............................      2,236,234
    820,000     Farmington, GO
                5.00%, 09/15/19..............................        859,614
  1,750,000     Hamden, GO
                5.00%, 08/15/06
                Insured: MBIA................................      1,915,988
    500,000     Hamden, GO
                Pre-refunded 08/15/06
                5.50%, 08/15/14
                Insured: MBIA................................        562,145
    250,000     Hartford County
                Metropolitan District, GO
                6.70%, 10/01/09..............................        304,858
  1,205,000     Hartford County
                Metropolitan District, GO
                5.00%, 04/01/19..............................      1,259,333
    300,000     Meriden, GO
                5.75%, 10/15/04
                Insured: AMBAC...............................        323,139
    580,000     Monroe, GO
                5.63%, 04/15/14
                Insured: FGIC................................        626,893
    370,000     Montville, GO
                5.30%, 12/01/09..............................        419,069
    500,000     New Canaan, GO
                4.75%, 02/01/18..............................        511,890
  1,500,000     New Haven, GO
                5.38%, 02/15/11
                Insured: FGIC................................      1,615,020
    630,000     New Haven, Series A, GO
                5.00%, 11/01/05
                Insured: FGIC................................        684,760
    250,000     New Milford, GO
                5.50%, 08/01/08..............................        282,855
  1,100,000     Seymour, Lot B, GO
                5.25%, 08/01/15
                Insured: MBIA................................      1,195,425




   PAR VALUE                                                        VALUE
   ---------                                                      ---------

                CONNECTICUT (CONTINUED)

$    25,000     South Central Regional
                Water Authority Water System
                Series 11
                Pre-refunded 08/01/03
                5.75%, 08/01/12
                Insured: FGIC................................  $      26,253
    200,000     South Central Regional Water
                Authority Water System
                Series 11
                Unrefunded balance
                5.75%, 08/01/12
                Insured: FGIC................................        209,454
  1,000,000     Stamford, GO
                5.00%, 08/15/19..............................      1,043,160
  1,300,000     Torrington, GO
                5.13%, 09/15/12
                Insured: FGIC................................      1,430,533
    100,000     Trumbull, GO
                6.00%, 05/15/04..............................        106,520
  2,000,000     University of Connecticut
                Series A, GO
                5.38%, 03/01/19
                Insured: FGIC................................      2,130,220
    100,000     West Hartford, GO
                6.00%, 05/01/07..............................        114,408
  1,155,000     Westport, GO
                5.00%, 12/01/16..............................      1,221,389
  1,890,000     Westport, GO
                5.00%, 07/15/18..............................      1,992,230
                                                               -------------
                                                                  50,894,838
                                                               -------------

                PUERTO RICO - 6.07%

  1,000,000     Puerto Rico Commonwealth, GO
                6.00%, 07/01/16
                Insured: MBIA................................      1,195,950
  1,000,000     Puerto Rico Commonwealth
                Infrastructure Financing Authority
                Series A
                5.50%, 10/01/40..............................      1,073,420
  1,000,000     Puerto Rico Municipal Finance Agency
                Series A
                5.50%, 07/01/17
                Insured: FSA.................................      1,095,680
                                                               -------------
                                                                   3,365,050
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................     54,259,888
                                                               -------------
                (Cost $50,518,031)




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


     SHARES                                                         VALUE
   ---------                                                      ---------


INVESTMENT COMPANIES - 1.78%

    977,431     Dreyfus Tax-Exempt
                Cash Management Fund.........................  $     977,431
      9,839     Federated Connecticut
                Municipal Cash Trust.........................          9,839
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................        987,270
                                                               -------------
                (Cost $987,270)

TOTAL INVESTMENTS - 99.66%...................................     55,247,158
                                                               -------------
(Cost $51,505,301)

NET OTHER ASSETS AND LIABILITIES - 0.34%.....................        185,945
                                                               -------------
NET ASSETS - 100.00%.........................................  $  55,433,103
                                                               =============

------------------------------------------------
 AMBAC   American Municipal Bond Assurance Corp.
 AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
 FGIC    Federal Guaranty Insurance Corp.
 FHA     Federal Housing Authority
 FSA     Financial Security Assurance Co.
 GO      General Obligation
 HEFA    Health and Educational Facilities Authority
 HFA     Housing Finance Authority
 MBIA    Municipal Bond Insurance Association
 SP OB   Special Obligation

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


MUNICIPAL SECURITIES - 94.48%

                FLORIDA - 93.02%

 $1,000,000     Boca Raton
                Water & Sewer Improvement
                5.00%, 10/01/08..............................  $   1,105,770
  1,195,000     Brevard County
                Constitutional Fuel Tax Revenue
                6.00%, 08/01/14
                Insured: FSA.................................      1,368,311
  1,025,000     Broward County, Series A, GO
                5.25%, 01/01/14..............................      1,120,776
  1,000,000     Broward County, Series B, GO
                5.00%, 01/01/07..............................      1,091,040
  1,500,000     Collier County, School Board, COP
                5.00%, 02/15/13
                Insured: FSA.................................      1,626,120
  1,850,000     Dade County, Series I, GO
                6.90%, 07/01/04
                Insured: AMBAC...............................      2,004,105
  1,000,000     Dade County, Aviation Authority
                Series A, AMT
                5.75%, 10/01/15
                Insured: MBIA................................      1,083,200
     45,000     Dade County, Housing & Finance
                Authority, Single Family Mortgage Revenue
                Series D
                6.95%, 12/15/12
                Insured: FSA.................................         45,919
  2,140,000     Dade County, School Board, COP
                Series A
                Pre-refunded 05/01/04
                5.75%, 05/01/09
                Insured: MBIA................................      2,289,393
  1,000,000     Dade County, School Board, COP
                Series B
                Pre-refunded 08/01/06
                5.60%, 08/01/26
                Insured: AMBAC...............................      1,126,720
  1,000,000     Dade County, School Board, COP
                Series B
                Pre-refunded 08/01/06
                5.70%, 08/01/16
                Insured: AMBAC...............................      1,130,280
  1,000,000     Dade County, School District, GO
                6.00%, 07/15/06
                Insured: MBIA................................      1,125,750
  1,000,000     Dade County, Water & Sewer System
                6.25%, 10/01/06
                Insured: FGIC................................      1,143,890
  1,000,000     Florida Municipal Loan Council Revenue
                Series A
                5.50%, 05/01/13
                Insured: MBIA................................      1,133,660
  1,000,000     Florida State Board of Education
                Capital Outlay, Series A, GO
                5.75%, 01/01/13..............................      1,056,520


    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                FLORIDA (CONTINUED)

 $1,000,000     Florida State Board of Education
                Capital Outlay, Public Education
                Series A, GO
                Pre-refunded 01/01/04
                5.75%, 06/01/13..............................  $   1,129,830
  1,250,000     Florida State Board of Education
                Capital Outlay, Public Education
                Series B, GO
                Pre-refunded 06/01/05
                5.75%, 06/01/11
                Insured: MBIA IBC............................      1,381,137
  1,500,000     Florida State Board of Education
                Capital Outlay, Public Education
                Series C, GO
                5.25%, 06/01/08
                Insured: FGIC................................      1,668,705
  1,000,000     Florida State Board of Education
                Lottery Revenue, Series A
                5.50%, 07/01/12
                Insured: FGIC................................      1,144,980
  2,000,000     Florida State Division of Bond Finance
                Department of Environmental Protection
                Preservation, Series 2000-A
                Pre-refunded 07/01/05
                5.70%, 07/01/09
                Insured: AMBAC...............................      2,213,220
  1,000,000     Florida State Division of Bond Finance
                Department of Environmental Protection
                Preservation, Series 2000-A
                5.50%, 07/01/12
                Insured: MBIA................................      1,095,600
  2,000,000     Florida State Division of Bond Finance
                Department of Environmental Protection
                Preservation, Series 2000-B
                5.50%, 07/01/08
                Insured: FSA.................................      2,253,800
  1,700,000     Florida State Housing & Finance Authority
                Homeowner Mortgages, Series 1
                5.05%, 07/01/12
                Insured: MBIA................................      1,774,239
  1,910,000     Florida State Housing & Finance Authority
                Plantation Colony Apartments, Series B
                5.70%, 10/01/24
                Insured: FNMA................................      2,003,170
  2,200,000     Florida State Jacksonville Transportation
                Senior Lien, GO
                6.00%, 07/01/08..............................      2,501,774
  2,000,000     Florida State Turnpike Authority, Series A
                5.25%, 07/01/11
                Insured: FGIC................................      2,060,740
  1,000,000     Florida WPC Financing Co.
                5.00%, 01/15/08..............................      1,094,490
  1,390,000     Florida WPC  Financing Co.
                5.50%, 01/15/13..............................      1,558,023
  2,000,000     Gainesville, Utilities System Authority
                Series B
                5.50%, 10/01/13..............................      2,100,440





                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                FLORIDA (CONTINUED)

$ 1,000,000     Gulf Breeze, Series C
                5.00%, 12/01/15
                Insured: FGIC................................  $   1,064,610
  2,000,000     Hillsborough County, School Board, COP
                Pre-refunded 07/01/04
                5.90%, 07/01/09
                Insured: MBIA................................      2,175,400
  2,000,000     Hillsborough County, School Board, COP
                Master Lease Program
                Pre-refunded 07/01/05
                5.63%, 07/01/15
                Insured: AMBAC...............................      2,225,580
  1,060,000     Hillsborough County School District
                Sales Tax Revenue
                5.38%, 10/01/13..............................      1,178,328
  1,000,000     Hillsborough County Utilities Lien
                5.25%, 08/01/07
                Insured: AMBAC...............................      1,111,260
    745,000     Holly Hill Water & Sewer
                5.00%, 10/01/15
                Insured: MBIA................................        797,225
  1,000,000     Indian Trace Community
                Water Management, Series A-1
                5.50%, 05/01/07
                Insured: MBIA................................      1,088,720
  1,080,000     Jacksonville Electric Authority
                Water & Sewer, Series B
                5.50%, 10/01/05
                Insured: FGIC................................      1,183,918
  1,000,000     Jacksonville Sales Tax Revenue
                5.50%, 10/01/12
                Insured: FGIC................................      1,148,110
  1,000,000     Lee County, Series A
                5.75%, 10/01/11
                Insured: MBIA................................      1,164,190
  1,000,000     Lee County Transportation Facilities
                Series A
                5.25%, 10/01/06
                Insured: AMBAC...............................      1,106,020
  1,000,000     Lee Memorial Health System
                Hospital, Series A
                5.75%, 04/01/15
                Insured: FSA.................................      1,130,160
  2,000,000     Miami-Dade County
                School Board, Series A
                5.50%, 05/01/10
                Insured: MBIA................................      2,258,700
  1,000,000     Orlando, Water & Electric Utilities
                Commission, Series A
                5.25%, 10/01/14..............................      1,038,750
  1,555,000     Osceola County Tourist Development
                Tax Revenue, Series A
                5.50%, 10/01/14
                Insured: FGIC................................      1,750,946



    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                FLORIDA (CONTINUED)

 $1,500,000     Palm Beach County
                Criminal Justice Facilities
                5.38%, 06/01/09
                Insured: FGIC................................  $   1,684,395
  2,500,000     Reedy Creek, Improvement District
                Series A, GO
                Pre-refunded 06/01/05
                5.75%, 06/01/14
                Insured: MBIA................................      2,738,475
  1,000,000     Seacoast Utility Authority
                Water & Sewer Utility Systems
                5.00%, 03/01/08
                Insured: FGIC................................      1,095,600
  1,295,000     Seminole County Sales Tax Revenue
                5.38%, 10/01/13
                Insured: FGIC................................      1,448,755
  1,000,000     Tampa Water & Sewer, Series B
                5.00%, 07/01/10..............................      1,101,340
  1,405,000     Winter Park Water & Sewer
                5.25%, 12/01/14
                Insured: AMBAC...............................      1,549,378
                                                               -------------
                                                                  72,471,462
                                                               -------------

                PUERTO RICO - 1.46%

  1,000,000     Puerto Rico Municipal Finance Agency
                Series A, GO
                5.50%, 08/01/09
                Insured: FSA.................................      1,139,030
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................     73,610,492
                                                               -------------
                (Cost $69,398,618)

    SHARES
  ----------

INVESTMENT COMPANIES - 4.48%

    317,630     Dreyfus Tax-Exempt
                Cash Management Fund.........................        317,630
  3,175,393     Federated Tax-Free Obligations Fund .........      3,175,393
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................      3,493,023
                                                               -------------
                (Cost $3,493,023)

TOTAL INVESTMENTS - 98.96%...................................     77,103,515
                                                               -------------
(Cost $72,891,641)

NET OTHER ASSETS AND LIABILITIES - 1.04%.....................        810,915
                                                               -------------
NET ASSETS - 100.00%.........................................  $  77,914,430
                                                               =============

------------------------------------------------
AMBAC     American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
COP       Certificate of Participation
FGIC      Federal Guaranty Insurance Corp.
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance Co.
GO        General Obligation
MBIA      Municipal Bond Insurance Association
MBIA IBC  MBIA Insured Bond Certificate
WPC       Water Pollution Control

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


MUNICIPAL SECURITIES - 97.89%

                MASSACHUSETTS - 94.65%

 $  250,000     Boston, GO
                5.25%, 10/01/05
                Insured: MBIA................................  $     272,227
    360,000     Boston, Series A, GO
                5.45%, 02/01/07
                Insured: AMBAC...............................        370,120
    225,000     Boston, Series A, GO
                5.55%, 02/01/08
                Insured: AMBAC...............................        231,379
  2,000,000     Boston, Series A, GO
                5.00%, 02/01/21
                Insured: FSA.................................      2,029,520
  2,015,000     Everett, GO
                6.00%, 12/15/11
                Insured: MBIA................................      2,389,447
    250,000     Franklin, GO
                5.50%, 11/15/02
                Insured: MBIA................................        250,267
  1,260,000     Groton-Dunstable
                Regional School District, GO
                5.00%, 10/15/21
                Insured: FSA.................................      1,284,457
  2,385,000     Holden, Municipal Purpose Loan, GO
                5.75%, 03/01/18
                Insured: FGIC................................      2,646,110
    100,000     Kingston, GO
                5.70%, 08/01/07..............................        102,851
    250,000     Lowell, GO
                6.05%, 04/01/11
                Insured: FSA.................................        278,865
    100,000     Lynn Water & Sewer Commission
                5.30%, 12/01/06
                Insured: FGIC................................        105,473
  2,000,000     Massachusetts Bay Transportation
                Authority, General Transportation System
                Series A
                5.40%, 03/01/08..............................      2,230,240
  1,000,000     Massachusetts Bay Transportation
                Authority, General Transportation System
                Series B
                5.13%, 03/01/11..............................      1,096,450
  1,000,000     Massachusetts Bay Transportation
                Authority, General Transportation System
                Series D
                5.00%, 03/01/11..............................      1,105,130
  1,000,000     Massachusetts Bay Transportation
                Authority, SP OB, Series A
                5.75%, 07/01/18..............................      1,106,030
    665,000     Massachusetts Educational Financing
                Authority, Issue G, Series A, AMT
                5.15%, 12/01/15
                Insured: MBIA................................        684,757
  1,320,000     Massachusetts Educational Financing
                Authority, Issue G, Series C, AMT
                4.80%, 12/01/10
                Insured: MBIA................................      1,387,769


    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS (CONTINUED)

 $  250,000     Massachusetts State, Series A, GO
                6.25%, 07/01/04..............................  $     268,358
    750,000     Massachusetts State, Series A, GO
                5.25%, 02/01/08..............................        771,420
    200,000     Massachusetts State, Series B, GO
                5.30%, 11/01/05..............................        218,994
    100,000     Massachusetts State, Series B, GO
                5.50%, 11/01/07..............................        112,987
  3,000,000     Massachusetts State College Building
                Authority Project Revenue, Series A
                6.70%, 05/01/16..............................      3,249,630
  4,000,000     Massachusetts State College Building
                Authority Project Revenue, Series A
                5.28%, 05/01/28 (A)
                Insured: MBIA................................      1,038,800
    250,000     Massachusetts State Consolidated
                Loan, Series A, GO
                5.75%, 02/01/15
                Insured: MBIA................................        273,215
  3,520,000     Massachusetts State Consolidated
                Loan, Series A, GO
                5.80%, 02/01/17..............................      4,073,168
    250,000     Massachusetts State Consolidated
                Loan, Series B, GO
                5.10%, 07/01/03..............................        255,662
  1,000,000     Massachusetts State Consolidated
                Loan, Series C, GO
                5.02%, 08/01/18 (A)..........................        466,770
  3,000,000     Massachusetts State Consolidated
                Loan, Series C, GO
                5.38%, 12/01/18..............................      3,421,410
    100,000     Massachusetts State Convention
                Center Authority, Boston Common
                Parking Garage, Series A
                5.35%, 09/01/06..............................        104,666
    100,000     Massachusetts State Convention
                Center Authority, Boston Common
                Parking Garage, Series A
                5.40%, 09/01/07..............................        104,664
  1,000,000     Massachusetts State Development
                Finance Agency, Belmont Hill School
                5.00%, 09/01/31..............................        954,440
  1,500,000     Massachusetts State Development
                Finance Agency, Boston University
                Series R-4
                1.69%, 10/01/42 (B)
                SPA: Dexia Credit Local de France ...........      1,500,000
  2,000,000     Massachusetts State Development
                Finance Agency, Higher Education
                Smith College
                5.75%, 07/01/23..............................      2,322,460
  1,200,000     Massachusetts State Development
                Finance Agency, Lease Revenue
                Visual & Performing Arts Project
                6.00%, 08/01/21..............................      1,368,516
  1,010,000     Massachusetts State Development
                Finance Agency, Mount Holyoke College
                5.00%, 07/01/04..............................      1,062,974


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                MASSACHUSETTS (CONTINUED)

$ 2,000,000     Massachusetts State Development
                Finance Agency, Southeastern
                Massachusetts System, Series B, AMT
                5.25%, 01/01/07
                Insured: MBIA................................  $   2,151,800
    370,000     Massachusetts State
                Federal Assisted Housing, GO
                6.00%, 02/01/08..............................        410,034
  4,000,000     Massachusetts State
                Federal Highway Capital Appreciation
                Series A
                5.15%, 06/15/15 (A)..........................      2,248,280
  1,000,000     Massachusetts State
                Federal Highway Grant Anticipation Notes
                Series A
                5.50%, 06/15/14..............................      1,094,680
  2,000,000     Massachusetts State HEFA
                Amherst College, Series G
                5.38%, 11/01/20..............................      2,079,260
  2,000,000     Massachusetts State HEFA
                Brandeis University, Series J
                5.00%, 10/01/26
                Insured: MBIA................................      2,002,760
  4,500,000     Massachusetts State HEFA
                Harvard University, Series DD
                5.00%, 07/15/35..............................      4,505,940
  1,000,000     Massachusetts State HEFA
                Harvard University, Series P
                5.63%, 11/01/26..............................      1,060,780
  1,000,000     Massachusetts State HEFA
                Harvard University, Series P
                5.38%, 11/01/32..............................      1,033,290
  1,250,000     Massachusetts State HEFA
                Massachusetts Institute of Technology
                Series K
                5.38%, 07/01/17..............................      1,403,612
  1,000,000     Massachusetts State HEFA
                Massachusetts Institute of Technology
                Series K
                5.50%, 07/01/22..............................      1,097,770
  1,110,000     Massachusetts State HEFA
                Northeastern University, Series G
                5.50%, 10/01/12
                Insured: MBIA................................      1,270,439
  1,435,000     Massachusetts State HEFA
                Partners Healthcare System, Series A
                5.38%, 07/01/17
                Insured: MBIA................................      1,501,871
    750,000     Massachusetts State HEFA
                Partners Healthcare System, Series C
                5.75%, 07/01/21..............................        789,675
    325,000     Massachusetts State HEFA
                South Shore Hospital, Series E
                5.50%, 07/01/13
                Insured: MBIA................................        332,264
  2,000,000     Massachusetts State HEFA
                Tufts University, Series I
                5.50%, 02/15/36..............................      2,075,180


    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS (CONTINUED)

 $1,000,000     Massachusetts State HEFA
                University of Massachusetts, Series A
                5.88%, 10/01/29
                Insured: FGIC................................  $   1,096,210
    500,000     Massachusetts State HEFA
                Williams College, Series D
                5.40%, 07/01/05..............................        520,975
  1,750,000     Massachusetts State HEFA
                Williams College, Series F
                5.50%, 07/01/26..............................      1,805,807
    915,000     Massachusetts State HFA
                Single Family, Series 77, AMT
                5.95%, 06/01/25
                Insured: FSA.................................        944,143
  1,250,000     Massachusetts State IFA
                Belmont Hill School
                5.63%, 09/01/20..............................      1,315,137
    400,000     Massachusetts State IFA
                Brooks School
                5.95%, 07/01/23..............................        419,072
  1,000,000     Massachusetts State IFA
                Combined Jewish Philanthropies
                Series A
                6.38%, 02/01/15
                Insured: AMBAC...............................      1,068,630
  1,000,000     Massachusetts State IFA
                Concord Academy
                5.50%, 09/01/27..............................        994,550
  1,000,000     Massachusetts State IFA
                Groton School, Series A
                5.00%, 03/01/28..............................        999,930
    250,000     Massachusetts State IFA
                Lesley College Project, Series A
                6.00%, 07/01/10
                Insured: Connie Lee..........................        276,675
    300,000     Massachusetts State IFA
                Milton Academy, Series B
                5.30%, 09/01/08
                Insured: MBIA................................        314,004
    950,000     Massachusetts State IFA
                Nantucket Electric Company
                Series A, AMT
                5.88%, 07/01/17
                Insured: AMBAC
                SPA: State Street Bank & Trust Co............      1,025,392
    500,000     Massachusetts State IFA
                Park School
                5.90%, 09/01/26..............................        524,250
  2,000,000     Massachusetts State IFA
                Phillips Academy
                5.38%, 09/01/23..............................      2,050,520
  1,210,000     Massachusetts State IFA
                Trustees Deerfield Academy
                5.00%, 10/01/23..............................      1,213,449
  1,830,000     Massachusetts State IFA
                Tufts University, Series H
                5.50%, 02/15/13
                Insured: MBIA................................      2,074,214


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS (CONTINUED)

 $1,200,000     Massachusetts State IFA
                Wentworth Institute of Technology
                5.65%, 10/01/18..............................  $   1,238,496
  1,300,000     Massachusetts State IFA
                Worcester Polytechnic Institute, Series 2
                5.25%, 09/01/14
                Insured: MBIA................................      1,393,223
    525,000     Massachusetts State Port Authority
                5.63%, 07/01/12..............................        588,856
  2,000,000     Massachusetts State Port Authority
                Special Facilities Revenue, Delta Air
                Lines Inc. Project, Series A, AMT
                5.50%, 01/01/19..............................      2,105,640
  1,000,000     Massachusetts State, SP OB & Revenue
                Consolidated Loan, Series A
                5.50%, 06/01/13..............................      1,138,440
  1,125,000     Massachusetts State, SP OB & Revenue
                Consolidated Loan, Series A
                5.38%, 06/01/19
                Insured: FGIC................................      1,196,336
    250,000     Massachusetts State, SP OB & Revenue
                Series A
                Pre-refunded 06/01/04
                5.80%, 06/01/14..............................        268,470
    250,000     Massachusetts State Turnpike Authority
                Series A
                5.00%, 01/01/13..............................        275,348
  2,000,000     Massachusetts State Turnpike Authority
                Metropolitan Highway System Revenue
                Series A
                5.00%, 01/01/37
                Insured: MBIA................................      1,986,900
  1,000,000     Massachusetts State Turnpike Authority
                Metropolitan Highway System
                Subordinated, Series A
                5.13%, 01/01/09
                Insured: AMBAC...............................      1,100,870
  1,500,000     Massachusetts State Turnpike Authority
                Metropolitan Highway System
                Subordinated, Series A
                5.00%, 01/01/39
                Insured: AMBAC...............................      1,489,965
    225,000     Massachusetts State WPAT
                Series A
                Pre-refunded
                5.40%, 08/01/11..............................        256,028
     25,000     Massachusetts State WPAT
                Series A
                Unrefunded balance
                5.40%, 08/01/11..............................         28,367
  2,000,000     Massachusetts State WPAT
                Pooled Loan Program, Series 5
                5.75%, 08/01/16..............................      2,217,640
  2,000,000     Massachusetts State WPAT
                Pooled Loan Program, Series 7
                5.25%, 02/01/10..............................      2,224,700
    300,000     Massachusetts State WRA
                Series B
                5.88%, 11/01/04..............................        306,000




    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS (CONTINUED)

 $1,165,000     Massachusetts State WRA
                Series B
                5.50%, 08/01/15
                Insured: FSA.................................  $   1,323,032
  1,000,000     Methuen, GO
                5.63%, 11/15/14
                Insured: FSA.................................      1,112,580
    200,000     Northampton, GO
                5.30%, 09/01/10
                Insured: AMBAC...............................        209,336
  1,725,000     Plymouth, GO
                5.00%, 10/15/18
                Insured: MBIA................................      1,798,847
  2,500,000     Route 3 North Transportation
                Improvement Municipal Securities
                Association Lease Revenue
                5.38%, 06/15/33
                Insured: MBIA
                SPA: State Street Bank & Trust Co. ..........      2,819,625
    200,000     Sandwich, GO
                5.40%, 11/01/07
                Insured: AMBAC...............................        210,608
  1,000,000     Southeastern Massachusetts University
                Building Authority, Series A
                5.75%, 05/01/16
                Insured: AMBAC...............................      1,095,470
  1,000,000     Springfield, Municipal Purpose Loan, GO
                6.00%, 10/01/16
                Insured: FSA.................................      1,129,140
  1,000,000     Springfield, Municipal Purpose Loan, GO
                5.00%, 11/15/18..............................      1,036,460
    250,000     University of Lowell Building Authority
                Fifth Series A
                6.75%, 11/01/03
                Insured: AMBAC...............................        262,608
    200,000     University of Massachusetts
                Building Authority, Series A
                5.50%, 05/01/03
                Insured: MBIA................................        203,812
  3,125,000     Wilmington, GO
                5.00%, 06/15/08..............................      3,452,250
                                                               -------------
                                                                 113,308,866
                                                               -------------

                PUERTO RICO - 2.40%

    500,000     Puerto Rico Commonwealth
                Aqueduct & Sewer Authority
                6.00%, 07/01/09
                Insured: MBIA................................        585,260
  1,000,000     Puerto Rico Electric Power Authority
                Series BB
                6.00%, 07/01/12
                Insured: MBIA................................      1,195,130
  1,000,000     Puerto Rico Municipal Finance Agency
                Series A, GO
                5.50%, 07/01/17
                Insured: FSA.................................      1,095,680
                                                               -------------
                                                                   2,876,070
                                                               -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                WYOMING - 0.84%

 $1,000,000     Lincoln County, PCR, Exxon Project
                Series B
                1.89%, 11/01/14 (B)..........................  $   1,000,000
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................    117,184,936
                                                               -------------
                (Cost $110,416,495)

    SHARES
   --------

INVESTMENT COMPANIES - 0.95%

  1,108,795     Dreyfus Tax-Exempt
                Cash Management Fund.........................      1,108,795
     31,985     Federated Massachusetts
                Municipal Cash Trust.........................         31,985
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................      1,140,780
                                                               -------------
                (Cost $1,140,780)

TOTAL INVESTMENTS - 98.84%..................................    118,325,716
                                                               -------------
(Cost $111,557,275)

NET OTHER ASSETS AND LIABILITIES - 1.16%.....................      1,386,520
                                                               -------------
NET ASSETS - 100.00%.........................................  $ 119,712,236
                                                               =============

------------------------------------------
(A)        Zero Coupon Bond. Interest rate shown reflects the
           effective yield to maturity at time of purchase.
(B) Variable Rate Bond. Interest shown reflects the rate in effect on October 31, 2002.
AMBAC      American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to federal AMT for individuals.
Connie Lee College Construction Loan Association
FGIC       Federal Guaranty Insurance Corp.
FSA        Financial Security Assurance Co.
GO         General Obligation
HEFA       Health and Educational Facilities Authority
HFA        Housing Finance Agency
IFA        Industrial Finance Agency
MBIA       Municipal Bond Insurance Association
PCR        Pollution Control Revenue
SP OB      Special Obligation
SPA        Stand-by Purchase Agreement
WPAT       Water Pollution Abatement Test
WRA        Water Resource Authority


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

MUNICIPAL SECURITIES - 94.25%

                DELAWARE - 0.31%

 $  250,000     Delaware River & Bay Authority
                Series A
                5.40%, 01/01/14
                Insured: AMBAC...............................  $     275,100
                                                               -------------

                ILLINOIS - 1.62%

  3,000,000     Illinois State Dedicated Tax Capital
                Appreciation, Civic Center, Series B
                3.45%, 12/15/17 (A)
                Insured: AMBAC...............................      1,424,490
                                                               -------------

                NEW JERSEY - 86.71%

    370,000     Atlantic County, Improvement Authority
                Luxury Tax Revenue Convention Center
                7.38%, 07/01/10
                Insured: MBIA................................        438,431
    500,000     Bayonne Municipal Utilities Authority
                Water System
                5.00%, 01/01/12
                Insured: MBIA................................        538,765
    500,000     Bergen County Utilities Authority
                Series A
                6.10%, 06/15/04
                Insured: FGIC................................        533,980
  1,130,000     Burlington County
                Bridge Commission County Guaranteed
                Governmental Leasing Program
                5.25%, 08/15/18..............................      1,191,788
  2,000,000     Burlington County Bridge Commission
                Pooled Loan Revenue, County Guaranteed
                Governmental Loan Program
                4.00%, 10/15/05..............................      2,108,520
  1,570,000     Burlington County, General Improvement
                Series A, GO
                5.00%, 10/01/08
                Insured: AMBAC...............................      1,738,744
    500,000     Chathams District Board of Education, GO
                5.00%, 01/15/20
                Insured: MBIA................................        513,150
    500,000     Cherry Hill Township, Series A, GO
                5.25%, 07/15/19
                Insured: FGIC................................        522,020
    500,000     Cherry Hill Township, Series B, GO
                5.25%, 07/15/11..............................        563,080
  1,000,000     East Orange Board of Education, COP
                Capital Appreciation
                5.10%, 02/01/18 (A)
                Insured: FSA.................................        489,730
    300,000     Edison Township, GO
                4.80%, 01/01/05
                Insured: AMBAC...............................        315,225
    250,000     Elizabeth Board of Education, GO
                7.00%, 03/15/04
                Insured: MBIA................................        268,062



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                NEW JERSEY (CONTINUED)

 $  200,000     Essex County, GO
                4.75%, 07/15/07
                Insured: MBIA................................  $     217,956
    500,000     Essex County, Improvement Authority
                Lease Revenue, County Correctional
                Facility Project
                5.25%, 10/01/11
                Insured: FGIC................................        557,035
    345,000     Essex County, Improvement Authority
                Lease Revenue, County Jail & Youth
                House Projects
                6.50%, 12/01/06
                Insured: AMBAC...............................        381,404
    250,000     Essex County, Improvement Authority
                Lease Revenue, County Jail & Youth
                House Projects
                5.00%, 12/01/08
                Insured: AMBAC...............................        272,950
    250,000     Essex County, Utilities Authority
                Solid Waste Revenue, Series A
                5.00%, 04/01/04
                Insured: FSA.................................        261,585
    500,000     Evesham Township
                General Improvement, Series A, GO
                5.00%, 09/15/12
                Insured: FGIC................................        531,220
    400,000     Flemington Raritan Regional
                School District, GO
                5.70%, 02/01/15
                Insured: FGIC................................        463,172
  1,205,000     Freehold Regional
                High School District, GO
                5.00%, 03/01/20
                Insured: FGIC................................      1,273,890
    235,000     Freehold Township
                Board of Education, GO
                Pre-refunded 7/15/06
                5.38%, 07/15/10
                Insured: FSA.................................        260,446
    500,000     Greenwich Township
                Board of Education, GO
                5.00%, 01/15/13
                Insured: FSA.................................        530,920
    800,000     Greenwich Township
                Board of Education, GO
                5.00%, 01/15/14
                Insured: FSA.................................        843,280
    500,000     Hackensack, GO
                4.90%, 03/15/09..............................        548,250
    500,000     Hackettstown, Municipal
                Utilities Authority, Series F
                5.05%, 10/01/04
                Insured: FGIC................................        524,595
    500,000     Hopewell Valley
                Regional School District, GO
                5.00%, 08/15/14
                Insured: FGIC................................        533,455




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------
                NEW JERSEY (CONTINUED)


 $  500,000     Jersey City, GO
                5.50%, 03/15/14
                Insured: MBIA................................  $     540,855
    600,000     Kearny, GO
                5.25%, 02/15/08
                Insured: FGIC................................        664,182
     50,000     Lenape Regional
                High School District, GO
                5.00%, 04/01/12
                Insured: FGIC................................         53,036
    250,000     Mercer County
                Improvement Authority, Youth Center
                Series B
                5.00%, 02/15/14
                Insured: FGIC................................        265,520
    500,000     Middlesex County, COP
                5.00%, 08/01/12
                Insured: MBIA................................        547,350
    250,000     Middlesex County, COP
                5.50%, 08/01/17
                Insured: MBIA................................        272,405
    500,000     Middlesex County, GO
                5.00%, 10/01/05..............................        543,160
    500,000     Middlesex County, GO
                5.00%, 10/01/09..............................        557,650
    400,000     Middlesex County Utilities Authority
                Sewer Revenue, Series A
                5.00%, 12/01/12
                Insured: FGIC................................        430,620
    250,000     Monmouth County Improvement
                Authority, Governmental Loan
                5.00%, 12/01/08
                Insured: MBIA................................        275,260
    500,000     Monmouth County Improvement
                Authority, Governmental Loan
                5.00%, 12/01/12
                Insured: AMBAC...............................        546,085
    850,000     Monmouth County Improvement
                Authority, Governmental Loan
                5.45%, 07/15/13
                Insured: FSA.................................        917,872
    500,000     Monmouth County Improvement
                Authority, Governmental Loan
                5.13%, 12/01/16
                Insured: MBIA................................        524,000
    750,000     Monroe Township School District, GO
                5.00%, 09/15/09
                Insured: FGIC................................        831,570
    250,000     New Jersey Building Authority
                State Building Revenue
                6.00%, 06/15/07..............................        284,025
    600,000     New Jersey Building Authority
                State Building Revenue
                5.00%, 06/15/10..............................        649,026
    500,000     New Jersey Building Authority
                State Building Revenue
                4.75%, 06/15/17..............................        509,635


    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                NEW JERSEY (CONTINUED)

 $1,000,000     New Jersey Building Authority
                State Building Revenue
                5.00%, 06/15/18
                Insured: MBIA................................  $   1,031,730
    300,000     New Jersey EDA, Hillcrest Health
                Service System Project
                5.00%, 01/01/07
                Insured: AMBAC...............................        326,079
    315,000     New Jersey EDA, Lease Revenue
                International Center for
                Public Health Project
                5.50%, 06/01/09
                Insured: AMBAC...............................        355,837
    500,000     New Jersey EDA
                School Facilities Construction, Series A
                5.50%, 06/15/12
                Insured: AMBAC...............................        571,780
    200,000     New Jersey EDA
                School Facilities Construction, Series A
                5.25%, 06/15/18
                Insured: AMBAC...............................        211,332
    250,000     New Jersey EDA
                State Office Buildings Projects
                5.25%, 06/15/08
                Insured: AMBAC...............................        278,570
    350,000     New Jersey Environmental
                Infrastructure Trust, Environmental
                Infrastructure, Series A
                5.00%, 09/01/14..............................        375,613
  1,000,000     New Jersey Environmental
                Infrastructure Trust, Environmental
                Infrastructure, Series A
                5.25%, 09/01/20..............................      1,053,280
  1,000,000     New Jersey Environmental
                Infrastructure Trust, Wastewater Treatment
                5.00%, 09/01/14..............................      1,055,730
    400,000     New Jersey Environmental
                Infrastructure Trust, Wastewater Treatment
                5.00%, 09/01/17..............................        414,956
    500,000     New Jersey Environmental
                Infrastructure Trust, Wastewater Treatment
                Series D
                5.00%, 05/01/11..............................        545,950
    500,000     New Jersey Environmental
                Infrastructure Trust, Wastewater Treatment
                Series G
                5.00%, 04/01/12
                Insured: FGIC................................        544,400
    500,000     New Jersey Health Care Facilities
                Hackensack University Medical Center
                5.70%, 01/01/11..............................        552,235
    500,000     New Jersey Health Care Facilities
                Hackensack University Medical Center
                5.88%, 01/01/15..............................        533,800
    500,000     New Jersey Health Care Facilities
                Hackensack University Medical Center
                Series A
                5.00%, 01/01/18
                Insured: MBIA................................        514,910



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                NEW JERSEY (CONTINUED)

$   300,000     New Jersey Health Care Facilities
                Medical Center at Princeton
                5.13%, 07/01/18
                Insured: AMBAC...............................  $     313,113
    500,000     New Jersey Sports & Exposition Authority
                Series C
                5.00%, 03/01/11..............................        549,930
  1,000,000     New Jersey State, COP, Series A
                5.00%, 06/15/13
                Insured: AMBAC...............................      1,103,030
    500,000     New Jersey State, COP, Series A
                5.00%, 06/15/14
                Insured: AMBAC...............................        549,475
  2,000,000     New Jersey State, Series H, GO
                5.25%, 07/01/16
                Insured: MBIA IBC............................      2,229,680
  2,855,000     New Jersey State EFA
                Dormitory Safety Trust Fund
                Series A
                5.00%, 03/01/15..............................      3,028,270
    700,000     New Jersey State EFA
                Higher Education Facilities Trust Fund
                Series A
                5.13%, 09/01/06
                Insured: AMBAC...............................        765,016
    500,000     New Jersey State EFA
                Higher Education Facilities Trust Fund
                Series A
                5.13%, 09/01/10
                Insured: AMBAC...............................        535,460
  1,285,000     New Jersey State EFA
                Montclair State University, Series C
                5.38%, 07/01/08
                Insured: AMBAC...............................      1,400,457
  1,000,000     New Jersey State EFA
                Princeton University, Series B
                5.13%, 07/01/19..............................      1,038,460
    250,000     New Jersey State EFA
                Rowan University, Series B
                5.25%, 07/01/19
                Insured: FGIC................................        262,015
    200,000     New Jersey State EFA
                Seton Hall University Project, Series A
                5.25%, 07/01/16
                Insured: AMBAC...............................        215,096
    200,000     New Jersey State EFA
                Stevens Institute of Technology, Series I
                5.00%, 07/01/09..............................        217,552
    250,000     New Jersey State EFA
                University of Medicine & Dentistry
                Series B
                5.00%, 12/01/07
                Insured: AMBAC...............................        268,987
    500,000     New Jersey State EFA
                William Patterson University, Series A
                5.38%, 07/01/21
                Insured: FGIC................................        519,505


    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                NEW JERSEY (CONTINUED)

 $  500,000     New Jersey State Highway Authority
                Garden State Parkway
                6.20%, 01/01/10..............................  $     582,365
    300,000     New Jersey State Highway Authority
                Garden State Parkway
                5.60%, 01/01/17
                Insured: FGIC................................        328,521
  1,000,000     New Jersey State Highway Authority
                Garden State Parkway, GO
                6.00%, 01/01/19..............................      1,186,120
    165,000     New Jersey State HMFA
                Home Buyer, Series G
                4.63%, 04/01/15
                Insured: MBIA................................        166,457
    500,000     New Jersey State HMFA
                Home Buyer, Series N
                5.20%, 04/01/06
                Insured: MBIA................................        527,215
    325,000     New Jersey State HMFA
                Multi-Family Housing, Series A
                5.30%, 05/01/06
                Insured: AMBAC...............................        346,255
    250,000     New Jersey State HMFA
                Multi-Family Housing, Series B
                6.05%, 11/01/17
                Insured: FSA.................................        268,285
    400,000     New Jersey State HMFA
                Multi-Family Housing, Series E-2
                5.75%, 11/01/25
                Insured: FSA.................................        419,284
  2,895,000     New Jersey State Transit Corp.
                Federal Transportation Administrative
                Grants, COP, Series A
                5.50%, 09/15/15
                Insured: AMBAC...............................      3,281,309
     20,000     New Jersey State TTFA
                Transportation System, Series A
                5.00%, 06/15/06..............................         21,788
    400,000     New Jersey State TTFA
                Transportation System, Series A
                5.63%, 06/15/12..............................        457,952
  1,000,000     New Jersey State TTFA
                Transportation System, Series A
                5.75%, 06/15/15..............................      1,154,760
    175,000     New Jersey State TTFA
                Transportation System, Series A
                Pre-refunded 06/15/02
                5.50%, 06/15/11
                Insured: MBIA................................        194,159
    380,000     New Jersey State TTFA
                Transportation System
                Series A
                Unrefunded balance
                5.00%, 06/15/06..............................        412,737



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                NEW JERSEY (CONTINUED)

 $  575,000     New Jersey State TTFA
                Transportation System
                Series A
                Unrefunded balance
                5.50%, 06/15/11
                Insured: MBIA................................  $     628,026
    500,000     New Jersey State TTFA
                Transportation System, Series A
                5.00%, 06/15/15
                Insured: MBIA................................        519,565
  1,000,000     New Jersey State TTFA
                Transportation System, Series A
                5.00%, 06/15/18
                Insured: FSA.................................      1,028,500
  1,000,000     New Jersey State TTFA
                Transportation System, Series A
                4.50%, 06/15/19
                Insured: FSA.................................        995,330
    115,000     New Jersey State Turnpike Authority
                10.38%, 01/01/03.............................        116,536
    295,000     New Jersey State Turnpike Authority
                Series A
                5.75%, 01/01/19
                Insured: MBIA................................        324,521
    450,000     New Jersey Wastewater Treatment Trust
                Series A
                5.00%, 09/01/06..............................        492,646
    370,000     Newark Board of Education, GO
                Pre-refunded 12/15/04
                5.88%, 12/15/11
                Insured: MBIA................................        409,031
    750,000     North Brunswick Township
                Board of Education Revenue, GO
                5.00%, 02/01/10
                Insured: FGIC................................        802,238
  1,000,000     North Brunswick Township, GO
                5.00%, 05/15/12
                Insured: FGIC................................      1,070,840
    500,000     North Jersey District Water Supply
                Wanaque North Project, Series A
                5.00%, 11/15/10
                Insured: MBIA................................        539,455
    400,000     Ocean County
                General Improvement, GO
                5.30%, 12/01/06..............................        446,056
    750,000     Ocean County, Series A GO
                5.00%, 08/01/08..............................        827,678
  1,000,000     Ocean County, Utilities Authority
                Wastewater Revenue, GO
                5.25%, 01/01/18..............................      1,054,180
    250,000     Ocean Township School District, GO
                Pre-refunded 06/01/04
                5.40%, 06/01/15
                Insured: MBIA................................        264,488
    500,000     Old Tappan Board of Education, GO
                5.10%, 04/01/18
                Insured: FGIC................................        517,385



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                NEW JERSEY (CONTINUED)

 $  500,000     Parsippany-Troy Hills Township, GO
                5.00%, 12/01/15
                Insured: MBIA................................  $     529,575
    500,000     Pleasantville School District, GO
                5.00%, 02/15/11
                Insured: MBIA................................        536,830
     50,000     Plumsted Township
                Board of Education, GO
                5.00%, 03/01/14
                Insured: FGIC................................         52,287
    500,000     Randolph Township School District, GO
                5.00%, 08/01/15
                Insured: FGIC................................        524,600
    500,000     Rutgers State University, Series U, GO
                5.00%, 05/01/14..............................        530,220
    200,000     Secaucus Municipal Utilities Authority
                Sewer Revenue, Series A
                5.65%, 12/01/04..............................        215,718
  1,055,000     Southeast Morris County, Municipal
                Utilities Authority Water Revenue
                5.00%, 01/01/10
                Insured: MBIA................................      1,157,156
  1,145,000     Summit, GO
                5.25%, 06/01/14..............................      1,291,239
  1,205,000     Summit, GO
                5.25%, 06/01/16..............................      1,344,117
  1,000,000     Tobacco Settlement Financing Corp.
                5.38%, 06/01/18..............................        965,700
    250,000     Trenton, GO
                5.70%, 03/01/19
                Insured: FGIC................................        273,558
    250,000     Union County
                General Improvement, GO
                5.13%, 02/01/16..............................        268,995
    125,000     Union County, Improvement Authority
                Revenue, Guaranteed Lease, Educational
                Services Commission
                5.05%, 03/01/08..............................        136,409
    300,000     Vernon Township School District
                Board of Education, GO
                5.38%, 12/01/19
                Insured: FGIC................................        315,738
    250,000     Washington Township, Board of
                Education, Gloucester County, GO
                5.00%, 02/01/06
                Insured: MBIA................................        270,373
    400,000     West Deptford Township, GO
                5.50%, 09/01/20
                Insured: FGIC................................        425,020
    250,000     West Orange Board of Education, COP
                5.63%, 10/01/29
                Insured: MBIA................................        266,370
    500,000     West Windsor Plainsboro
                Regional School District, GO
                Pre-refunded 12/01/05
                5.50%, 12/01/14
                Insured: FGIC................................        560,810


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                NEW JERSEY (CONTINUED)

 $1,000,000     West Windsor Plainsboro
                Regional School District, GO
                4.00%, 12/01/08
                Insured: FSA.................................  $   1,055,120
                                                               -------------
                                                                  76,299,669
                                                               -------------

                NEW YORK - 1.79%

  1,425,000     New York State Power Authority, Series A
                5.00%, 11/15/07..............................      1,575,993
                                                               -------------

                PENNSYLVANIA - 3.17%

  2,500,000     Delaware River Port Authority of
                Pennsylvania & New Jersey, Series B
                5.25%, 01/01/09
                Insured: AMBAC...............................      2,784,175
                                                               -------------

                PUERTO RICO - 0.65%

    250,000     Puerto Rico Commonwealth, GO
                6.00%, 07/01/16
                Insured: MBIA................................        298,988
    250,000     Puerto Rico Electric Power Authority
                Series DD
                5.25%, 07/01/15
                Insured: FSA.................................        271,710
                                                               -------------
                                                                     570,698
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................     82,930,125
                                                               -------------
                (Cost $78,754,846)



     SHARES                                                          VALUE
    ---------                                                      ---------

INVESTMENT COMPANIES - 3.58%

    328,213     Dreyfus Tax-Exempt Cash
                Management Fund..............................  $     328,213
  2,818,964     Federated Tax-Free Obligations Fund                2,818,964
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................      3,147,177
                                                               -------------
                (Cost $3,147,177)

TOTAL INVESTMENTS - 97.83%...................................     86,077,302
                                                               -------------
(Cost $81,902,023)

NET OTHER ASSETS AND LIABILITIES - 2.17%.....................      1,913,701
                                                               -------------
NET ASSETS - 100.00%.........................................  $  87,991,003
                                                               =============

----------------------------------------------------
(A) Zero Coupon Bond. Interest rate shown reflects effective yield to maturity at time of purchase.
AMBAC      American Municipal Bond Assurance Corp.
COP        Certificate of Participation
EDA        Economic Development Authority
EFA        Educational Facilities Authority
FGIC       Federal Guaranty Insurance Corp.
FSA        Financial Security Assurance Co.
GO         General Obligation
HMFA       Housing and Mortgage Finance Agency
MBIA       Municipal Bond Insurance Association
MBIA IBC   MBIA Insured Bond Certificates
TTFA       Transportation Trust Fund Authority


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NEW YORK MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

MUNICIPAL SECURITIES - 93.97%

                NEW YORK - 90.95%

 $  760,000     Albany, GO
                4.25%, 11/01/06
                Insured: FSA.................................  $     814,971
  1,000,000     Albany County, GO
                5.50%, 06/01/08
                Insured: FGIC................................      1,079,810
  1,000,000     Albany County Airport Authority, AMT
                5.38%, 12/15/17
                Insured: FSA.................................      1,055,810
  2,000,000     Dutchess County New York IDA, IDR
                IBM Project, AMT
                5.45%, 12/01/29..............................      2,193,820
  1,250,000     Hempstead Town New York IDA
                Resource Recovery
                American Ref-Fuel Co. Project
                5.00%, 12/01/10..............................      1,297,012
  1,100,000     Long Island Power Authority
                Electric Systems Revenue, Series 2
                Sub-Series 2B
                1.90%, 05/01/33 (B)
                LOC: Bayerische Landesbank GZ................      1,100,000
  2,000,000     Long Island Power Authority
                Electric Systems Revenue, Series A
                5.50%, 12/01/13
                Insured: FSA.................................      2,283,520
  1,000,000     Longwood Central School District
                Suffolk County, GO
                4.50%, 06/15/05
                Insured: MBIA................................      1,065,650
  1,000,000     Metropolitan Transportation Authority
                Dedicated Tax Fund, Series A
                5.50%, 04/01/16
                Insured: MBIA................................      1,148,210
  2,000,000     Metropolitan Transportation Authority
                Dedicated Tax Fund, Series A
                5.00%, 04/01/23
                Insured: FGIC................................      2,197,900
  2,000,000     Metropolitan Transportation Authority
                Transportation Facilities, Series A
                6.00%, 07/01/19..............................      2,344,980
    900,000     Monroe County, Public Improvement, GO
                Pre-refunded 06/01/04
                6.10%, 06/01/14
                Insured: AMBAC...............................        980,172
     15,000     Monroe County, Public Improvement, GO
                Unrefunded balance
                6.10%, 03/01/09
                Insured: MBIA................................         15,352
  1,000,000     Monroe Woodbury
                Central School District, GO
                5.63%, 05/15/18
                Insured: MBIA................................      1,081,370
  2,000,000     Municipal Assistance Corp.
                for New York City, Series I
                6.25%, 07/01/06..............................      2,264,860



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                NEW YORK (CONTINUED)

 $1,500,000     Municipal Assistance
                Corp. for New York City, Series L
                6.00%, 07/01/08..............................  $   1,728,195
  2,060,000     New York City, Capital Appreciation
                Series F, GO
                4.59%, 08/01/08 (A)
                Insured: MBIA................................      1,713,014
  2,500,000     New York City, Capital Appreciation
                Series G, GO
                4.65%, 08/01/08 (A)
                Insured: MBIA................................      2,078,900
  1,000,000     New York City, Series 1, GO
                6.00%, 04/15/09..............................      1,092,050
  1,000,000     New York City, Series F, GO
                5.00%, 08/01/09..............................      1,056,680
  1,000,000     New York City IDA
                Civic Facility Trinity Episcopal
                School Corp. Project
                5.25%, 06/15/17
                Insured: MBIA................................      1,060,940
  1,000,000     New York City MWFA
                Water & Sewer System
                5.50%, 06/15/33..............................      1,045,970
  3,000,000     New York City MWFA
                Water & Sewer System, Series B
                5.00%, 06/15/05..............................      3,223,020
  1,000,000     New York City MWFA
                Water & Sewer System, Series B
                5.75%, 06/15/26
                Insured: MBIA................................      1,093,830
  1,725,000     New York City MWFA
                Water & Sewer System, Series C
                5.00%, 06/15/21
                Insured: FGIC................................      1,762,984
  2,450,000     New York City MWFA
                Water & Sewer System, Series G
                1.90%, 06/15/24 (B)
                Insured: FGIC
                SPA: FGIC SPI................................      2,450,000
  2,630,000     New York City Transitional
                Finance Authority, Series C
                Pre-refunded 05/01/2010
                5.50%, 11/01/29..............................      3,003,513
    370,000     New York City Transitional
                Finance Authority, Series C
                Unrefunded
                5.50%, 11/01/29..............................        425,189
  2,000,000     New York City Trust For Cultural
                Resources, American Museum
                of Natural History, Class A
                5.60%, 04/01/18
                Insured: MBIA................................      2,162,480
  2,000,000     New York State, Series A, GO
                6.50%, 07/15/06..............................      2,282,820
  1,500,000     New York State Dormitory Authority
                Series B
                5.25%, 11/15/26 (B)..........................      1,656,075


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NEW YORK MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                NEW YORK (CONTINUED)

 $1,685,000     New York State Dormitory Authority
                4201 Schools Program
                6.25%, 07/01/20..............................  $   1,918,912
  2,000,000     New York State Dormitory Authority
                City University System, Consolidated
                2nd Generation, Series A
                6.13%, 07/01/13
                Insured: AMBAC...............................      2,303,960
  2,280,000     New York State Dormitory Authority
                City University System, Consolidated
                4th Generation, Series A
                5.50%, 07/01/16..............................      2,479,295
  1,000,000     New York State Dormitory Authority
                Columbia University, Series B
                5.38%, 07/01/15..............................      1,108,340
    890,000     New York State Dormitory Authority
                Fordham University
                5.00%, 07/01/07
                Insured: FGIC................................        979,774
  1,175,000     New York State Dormitory Authority
                Mount Sinai School of Medicine, Series B
                5.70%, 07/01/11
                Insured: MBIA................................      1,351,391
  1,205,000     New York State Dormitory Authority
                New York University, Series 1
                5.50%, 07/01/15
                Insured: AMBAC...............................      1,372,760
    900,000     New York State Dormitory Authority
                New York University, Series 2
                5.50%, 07/01/21
                Insured: AMBAC...............................        959,886
  1,000,000     New York State Dormitory Authority
                New York University, Series A
                6.00%, 07/01/17
                Insured: MBIA................................      1,182,150
  2,000,000     New York State Dormitory Authority
                New York University, Series A
                5.75%, 07/01/20
                Insured: MBIA................................      2,283,720
  1,130,000     New York State Dormitory Authority
                State University Dormitory Facilities
                5.38%, 07/01/19..............................      1,196,681
  1,000,000     New York State Dormitory Authority
                State University Dormitory Facilities
                Series A
                6.00%, 07/01/30..............................      1,105,330
  2,000,000     New York State Dormitory Authority
                State University Educational Facilities
                Series A
                5.25%, 05/15/15..............................      2,207,040
     30,000     New York State EFC, PCR State Water
                Series A
                6.40%, 09/15/06
                Insured: POL CTL-SRF.........................         30,682
    250,000     New York State EFC, PCR State Water
                Series B
                6.50%, 09/15/08
                Insured: POL CTL-SRF.........................        255,702



    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                NEW YORK (CONTINUED)

 $  600,000     New York State EFC, PCR State Water
                New York City Municipal Water
                Pre-refunded
                5.75%, 06/15/12
                Insured: POL CTL-SRF.........................  $     706,134
  1,400,000     New York State EFC, PCR State Water
                New York City Municipal Water
                Unrefunded
                5.75%, 06/15/12
                Insured: POL CTL-SRF.........................      1,636,460
    480,000     New York State HFA
                Multifamily Mortgage Housing, Series A
                6.95%, 08/15/12..............................        489,278
  1,500,000     New York State Local Government
                Assistance Corp., Series E
                6.00%, 04/01/14
                Insured: GO of New York State................      1,756,005
  1,000,000     New York State Mortgage Agency
                Homeowner Mortgage, Series 67, AMT
                5.70%, 10/01/17..............................      1,058,350
    815,000     New York State Mortgage Agency
                Homeowner Mortgage, Series 96
                5.20%, 10/01/14..............................        847,739
  2,000,000     New York State Power Authority
                Series A
                5.00%, 11/15/07..............................      2,211,920
  1,535,000     New York State Thruway Authority
                Highway & Bridge Trust Fund, Series B-1
                5.50%, 04/01/10
                Insured: FGIC................................      1,734,765
  2,000,000     New York State Thruway Authority
                Highway & Bridge Trust Fund, Series B-1
                5.75%, 04/01/16
                Insured: FGIC................................      2,227,720
  2,000,000     New York State Thruway Authority
                Service Contract, Local Highway & Bridge
                5.25%, 04/01/11..............................      2,219,080
    285,000     Onondaga County, GO
                Economically Defeased
                5.88%, 02/15/10..............................        331,119
    215,000     Onondaga County, GO
                Unrefunded
                5.88%, 02/15/10..............................        248,441
    100,000     Orleans County, GO
                6.50%, 09/15/08..............................        117,679
  1,000,000     Port Authority of New York & New Jersey
                SP OB, JFK International Air Terminal
                Series 6, AMT
                6.00%, 12/01/07
                Insured: MBIA................................      1,116,220
    890,000     Red Hook Central School District, GO
                5.13%, 06/15/17
                Insured: FSA.................................        948,713
    545,000     Rensselaer County, Series A, GO
                5.25%, 06/01/11
                Insured: AMBAC...............................        612,515
  2,000,000     Triborough Bridge & Tunnel Authority
                General Purpose, Series B
                5.00%, 11/15/09..............................      2,209,060


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NEW YORK MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                NEW YORK (CONTINUED)

 $2,000,000     Triborough Bridge & Tunnel Authority
                General Purpose, Series B
                5.50%, 01/01/30..............................  $   2,173,960
    300,000     Triborough Bridge & Tunnel Authority
                General Purpose, Series X
                6.63%, 01/01/12..............................        366,048
    750,000     Triborough Bridge & Tunnel Authority
                General Purpose, Series Y
                6.00%, 01/01/12..............................        877,335
  2,000,000     Triborough Bridge & Tunnel Authority
                General Purpose, Series Y
                5.50%, 01/01/17..............................      2,280,180
     50,000     Triborough Bridge & Tunnel Authority
                SP OB
                Unrefunded balance
                6.15%, 01/01/06
                Insured: FGIC................................         50,721
    500,000     United Nations Development Corp.
                Subordinated Lien, Series B
                Pre-refunded 07/01/03
                6.20%, 07/01/11..............................        524,820
                                                               -------------
                                                                  96,238,982
                                                               -------------

                PENNSYLVANIA - 0.89%

  2,210,000     Elizabeth Forward School District
                Capital Appreciation, Series B, GO
                5.68%, 09/01/20 (A)..........................        944,047
                                                               -------------

                PUERTO RICO - 2.13%

  1,000,000     Childrens Trust Fund
                Tobacco Settlement
                5.00%, 05/15/08..............................      1,056,250
  1,000,000     Puerto Rico Electric Power Authority
                Series BB
                6.00%, 07/01/12
                Insured: MBIA................................      1,195,130
                                                               -------------
                                                                   2,251,380
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................     99,434,409
                                                               -------------
                (Cost $92,691,852)





     SHARES                                                          VALUE
    ---------                                                      ---------

INVESTMENT COMPANIES - 5.07%

  1,666,594     Dreyfus Tax-Exempt
                Cash Management Fund.........................  $   1,666,594
  3,693,757     Federated New York Muni Cash Trust                 3,693,757
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................      5,360,351
                                                               -------------
                (Cost $5,360,351)

TOTAL INVESTMENTS - 99.04%...................................    104,794,760
                                                               -------------
(Cost $98,052,203)

NET OTHER ASSETS AND LIABILITIES - 0.96%.....................      1,014,352
                                                               -------------
NET ASSETS - 100.00%.........................................  $ 105,809,112
                                                               =============

---------------------------------------------
(A)           Zero Coupon Bond. Interest rate shown reflects the
              effective yield to maturity at time of purchase.
(B)           Variable rate bond. Interest rate shown reflects the
              rate in effect on October 31, 2002.
AMBAC         American Municipal Bond Assurance Corp.
AMT           Alternative Minimum Tax. Private activity obligations the
              interest on which is subject to federal AMT for individuals.
EFC           Environmental Facilities Corp.
FGIC          Federal Guaranty Insurance Corp.
FGIC SPI      FGIC Securities Purchase, Inc.
FSA           Financial Security Assurance
GO            General Obligation
HFA           Housing Finance Authority
IDA           Industrial Development Agency
IDR           Industrial Development Revenue
LOC           Letter of Credit
MBIA          Municipal Bond Insurance Association
MWFA          Municipal Water Finance Authority
PCR           Pollution Control Revenue
POL CTL-SRF   State Water Pollution Control Revolving Fund
SPA           Stand-by Purchase Agreement
SP OB         Special Obligation


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        X

--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


MUNICIPAL SECURITIES - 92.11%

                PENNSYLVANIA - 92.11%

 $  500,000     Allegheny County, Series C-49, GO
                5.00%, 04/01/08
                Insured: MBIA................................  $     547,455
    500,000     Bethlehem Area School District, GO
                5.00%, 09/01/11
                Insured: FGIC State Aid Withholding .........        531,620
    500,000     Central York School District, GO
                5.00%, 06/01/10
                Insured: FGIC State Aid Withholding .........        549,845
    300,000     Chambersburg Area School District, GO
                5.00%, 06/15/12
                Insured: FSA.................................        327,138
    500,000     Chester County, GO
                5.00%, 06/15/15..............................        524,375
    500,000     Delaware County, GO
                5.13%, 10/01/16..............................        531,150
    750,000     Ephrata Area School District, Series A, GO
                5.00%, 04/15/14
                Insured: FGIC State Aid Withholding .........        801,840
    500,000     Harrisburg Authority Revenue
                Pooled Building Program, Series II
                Pre-refunded 09/15/07
                5.60%, 09/15/11
                Insured: MBIA................................        566,110
    415,000     Lancaster County, Series A, GO
                Unrefunded balance
                5.10%, 05/01/04
                Insured: FGIC................................        434,468
    750,000     Montgomery County, GO
                5.00%, 09/15/12..............................        824,842
  1,000,000     Northampton County, GO
                5.00%, 08/15/16..............................      1,050,920
    575,000     Norwin School District, Series B, GO
                5.00%, 04/01/13
                Insured: MBIA State Aid Withholding .........        614,560
    500,000     Oxford Area School District, Series A, GO
                5.25%, 02/15/11
                Insured: FGIC State Aid Withholding .........        558,195
    500,000     Pennsylvania State, COP, Series A
                5.00%, 07/01/15
                Insured: AMBAC...............................        515,765
    500,000     Pennsylvania State, GO
                5.13%, 09/15/07
                Insured: AMBAC...............................        554,875
    500,000     Pennsylvania State, GO
                5.50%, 02/01/15..............................        568,870
  1,000,000     Pennsylvania State, Second Series, GO
                5.00%, 10/15/15..............................      1,062,800
  1,000,000     Pennsylvania State Finance Authority
                Revenue, Penn Hills Project, Series A
                5.50%, 12/01/22
                Insured: FGIC................................      1,052,500



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                PENNSYLVANIA (CONTINUED)

 $  500,000     Pennsylvania State HEFA
                College and University Revenue
                College of Pharmacy & Science
                5.00%, 11/01/07
                Insured: MBIA................................  $     538,045
    750,000     Pennsylvania State HEFA
                Series T
                5.00%, 06/15/12
                Insured: AMBAC...............................        817,845
  1,500,000     Pennsylvania State IDA
                Economic Development
                5.25%, 07/01/11
                Insured: AMBAC...............................      1,681,410
  1,000,000     Pennsylvania State Turnpike Commission
                Turnpike Revenue, Series S
                5.00%, 06/01/11
                Insured: FGIC................................      1,101,670
  1,500,000     Pennsylvania State University
                5.25%, 08/15/11..............................      1,683,570
    700,000     Philadelphia Authority IDR, Educational
                Commission Foreign Medical Graduates
                Project
                4.90%, 06/01/12
                Insured: MBIA................................        737,961
  1,000,000     Philadelphia School District, Series A, GO
                5.50%, 02/01/15
                Insured: FSA State Aid Withholding ..........      1,115,660
  1,000,000     Philadelphia Water & Waste
                Water Revenue
                5.63%, 06/15/09
                Insured MBIA IBC.............................      1,137,050
    500,000     Pittsburgh & Allegheny County Public
                Auditorium Hotel Room
                5.25%, 02/01/12
                Insured: AMBAC...............................        549,415
    750,000     Pittsburgh School District, GO
                5.50%, 09/01/12
                Insured: FSA.................................        859,628
  1,000,000     Upper Saint Clair Township
                School District, GO
                5.38%, 07/15/13
                Insured: FSA.................................      1,120,640
    750,000     Warwick School District
                Lancaster County, GO
                5.25%, 02/15/12
                Insured: FGIC State Aid Withholding .........        835,815
                                                               -------------
                                                                  23,796,037
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................     23,796,037
                                                               -------------
                (Cost $22,349,815)




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

     SHARES                                                          VALUE
    ---------                                                      ---------


INVESTMENT COMPANIES - 7.99%

  1,027,764     Dreyfus Tax-Exempt
                Cash Management Fund.........................  $   1,027,764
  1,037,936     Federated Pennsylvania
                Municipal Cash Trust.........................      1,037,936
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................      2,065,700
                                                               -------------
                (Cost $2,065,700)

TOTAL INVESTMENTS - 100.10%..................................     25,861,737
                                                               -------------
(Cost $24,415,515)

NET OTHER ASSETS AND LIABILITIES - (0.10)%...................        (26,148)
                                                               -------------
NET ASSETS - 100.00%.........................................  $  25,835,589
                                                               =============

-----------------------------------
AMBAC     American Municipal Bond Assurance Corp.
COP       Certificate of Participation
FSA       Federal Security Assurance Co.
FGIC      Federal Guaranty Insurance Corp.
GO        General Obligation
HEFA      Higher Education Facility Authority
IDA       Industrial Development Authority
IDR       Industrial Development Revenue
MBIA      Municipal Bond Insurance Association
MBIA IBC  MBIAInsured Bond Certificate


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
RHODE ISLAND MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

MUNICIPAL SECURITIES - 98.49%

                ALASKA - 1.12%

 $2,000,000     North Slope Boro Capital Appreciation
                Series B, GO
                5.11%, 06/30/09 (A)
                Insured: MBIA................................  $   1,556,920
                                                               -------------

                ILLINOIS - 1.04%

  2,000,000     Will County, Community Unit
                School District, Series B
                4.62%, 11/01/10 (A)
                Insured: FSA.................................      1,451,840
                                                               -------------

                MASSACHUSETTS - 0.76%

  1,000,000     Massachusetts State Port Authority
                Special Facilities Revenue Bonds
                Delta Airlines, Inc. Project, Series A, AMT
                5.50%, 01/01/19
                Insured: AMBAC...............................      1,052,820
                                                               -------------

                MISSISSIPPI - 1.11%

  1,550,000     Jackson County, PCR
                Chevron U.S.A., Inc. Project
                1.90%, 12/01/16 (B)..........................      1,550,000
                                                               -------------

                NEW YORK - 1.59%

  2,000,000     New York State Power Authority
                Series A
                5.00%, 11/15/08..............................      2,213,240
                                                               -------------

                OHIO - 1.09%

  1,400,000     Ohio State Revitalization Project
                Series A
                4.50%, 10/01/07
                LOC: AMBAC...................................      1,513,022
                                                               -------------

                PENNSYLVANIA - 4.48%

  3,000,000     Pennsylvania State, Second Series, GO
                5.00%, 10/01/05..............................      3,243,930
  3,000,000     South Fork Municipal Authority
                Pennsylvania Hospital Revenue
                Conemaugh Health System, Series A
                1.99%, 07/01/28 (B)
                Insured: MBIA
                SPA: Credit Suisse First Boston..............      3,000,000
                                                               -------------
                                                                   6,243,930
                                                               -------------


    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                PUERTO RICO - 6.03%

 $3,500,000     Puerto Rico Commonwealth
                Capital Appreciation, GO
                4.85%, 07/01/14 (A)
                Insured: MBIA................................  $   2,156,105
    250,000     Puerto Rico Commonwealth, GO
                6.00%, 07/01/16
                Insured: MBIA................................        298,987
    500,000     Puerto Rico Commonwealth
                Special Tax Revenue, Infrastructure
                Finance Authority, Series A
                5.00%, 07/01/16
                Insured: AMBAC...............................        526,895
  2,000,000     Puerto Rico Commonwealth, TRAN
                2.50%, 07/30/03..............................      2,013,740
    500,000     Puerto Rico Electric Power Authority
                Revenue, Series EE
                5.25%, 07/01/15
                Insured: MBIA................................        543,420
    360,000     Puerto Rico Industrial Tourist Educational
                Medical & Environmental Control
                Facilities, Inter American University
                Series A
                5.25%, 10/01/12
                Insured: MBIA................................        400,540
  1,550,000     Puerto Rico Industrial Tourist Educational
                Medical & Environmental Control
                Facilities, Inter American University
                Series A
                5.38%, 10/01/13
                Insured: MBIA................................      1,718,656
    350,000     Puerto Rico Industrial Tourist Educational
                Medical & Environmental Control
                Facilities, Inter American University
                Series A
                5.50%, 10/01/14
                Insured: MBIA................................        388,525
    315,000     Puerto Rico Municipal Finance Agency
                Series A, GO
                5.50%, 07/01/17
                Insured: FSA.................................        345,139
                                                               -------------
                                                                   8,392,007
                                                               -------------

                RHODE ISLAND - 78.38%

  1,080,000     Bristol County Water Authority Revenue
                Series A, GO
                5.20%, 12/01/13
                Insured: MBIA................................      1,146,560
  1,000,000     Bristol County Water Authority Revenue
                Series A, GO
                5.20%, 12/01/14
                Insured: MBIA................................      1,057,120
    500,000     Bristol County Water Authority Revenue
                Series A, GO
                5.00%, 07/01/16
                Insured: MBIA................................        523,225


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
RHODE ISLAND MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                RHODE ISLAND (CONTINUED)

 $  200,000     Burrillville, GO
                5.85%, 05/01/14
                Insured: FGIC................................  $     219,574
  1,505,000     Central Falls Detention Facility Corp.
                Donald Wyatt Detention Facility, Series A
                5.25%, 01/15/13..............................      1,614,654
  1,000,000     Central Falls Detention Facility Corp.
                Donald Wyatt Detention Facility, Series A
                5.38%, 01/15/18..............................      1,044,450
  1,000,000     Convention Center Authority, Series A
                Pre-refunded 05/15/03
                5.50%, 05/15/13
                Insured: AMBAC...............................      1,040,240
    750,000     Coventry,GO
                5.00%, 06/15/21
                Insured: AMBAC...............................        769,920
    750,000     Coventry,GO
                5.00%, 06/15/22
                Insured: AMBAC...............................        765,203
  1,000,000     Cranston, GO
                Pre-refunded 06/15/05
                6.10%, 06/15/10
                Insured: MBIA................................      1,124,690
  1,500,000     Cranston, GO
                Pre-refunded 06/15/05
                6.10%, 06/15/15
                Insured: MBIA................................      1,687,035
  1,000,000     Exeter West Greenwich Regional
                School District, GO
                5.40%, 11/15/10
                Insured: MBIA................................      1,100,150
    500,000     Kent County Water Authority, Series A
                6.00%, 07/15/08
                Insured: MBIA................................        540,960
    995,000     North Kingstown, GO
                5.60%, 10/01/16
                Insured: FGIC................................      1,099,027
    500,000     North Kingstown, GO
                5.75%, 10/01/19
                Insured: FGIC................................        553,890
  1,100,000     North Providence School Improvement
                Bonds, Series A
                Pre-refunded 07/01/07
                6.00%, 07/01/12
                Insured: MBIA................................      1,278,233
    500,000     North Providence School Improvement
                Bonds, Series A
                Pre-refunded 07/01/07
                6.05%, 07/01/13
                Insured: MBIA................................        582,100
  2,535,000     Pawtucket, GO
                5.00%, 04/15/06
                Insured: AMBAC...............................      2,749,867
    300,000     Pawtucket, GO
                5.63%, 04/15/07
                Insured: MBIA................................        311,280
    400,000     Pawtucket, GO
                5.75%, 04/15/11
                Insured: FGIC................................        415,260



    PAR VALUE                                                        VALUE
    ---------                                                      ---------
                RHODE ISLAND (CONTINUED)

 $1,085,000     Providence, GO
                5.10%, 01/15/06
                Insured: FSA.................................  $   1,173,829
    500,000     Providence, GO
                5.45%, 01/15/10
                Insured: FSA.................................        545,095
  1,825,000     Providence, Series A, GO
                5.70%, 07/15/12
                Insured: FSA.................................      2,021,188
  1,890,000     Providence, Series C, GO
                5.50%, 01/15/13
                Insured: FGIC................................      2,137,155
    280,000     Providence Housing Development Corp.
                Mortgage Revenue, Section 8
                Barbara Jordan Apartments, Series A
                6.50%, 07/01/09
                Insured: MBIA/FHA............................        294,720
  2,035,000     Providence Public Building Authority
                School & Public Facilities Project
                Series A
                5.38%, 12/15/11
                Insured: FSA.................................      2,288,602
    500,000     Providence Public Building Authority
                School & Public Facilities Project
                Series A
                5.13%, 12/15/14
                Insured: FSA.................................        539,405
  1,500,000     Providence Public Building Authority
                School & Public Facilities Project
                Series A
                5.25%, 12/15/14
                Insured: FSA.................................      1,638,810
    500,000     Providence Public Building Authority
                Series A
                5.40%, 12/15/11
                Insured: FSA.................................        553,070
  1,000,000     Rhode Island Board Authority
                State Public Projects, Series A
                5.25%, 02/01/10
                Insured: AMBAC...............................      1,096,420
    435,000     Rhode Island Clean Water Protection
                Finance Agency PCR, Series A
                5.88%, 10/01/15
                Insured: MBIA................................        472,923
    500,000     Rhode Island Clean Water Protection
                Finance Agency PCR, Series A
                5.25%, 10/01/16
                Insured: AMBAC...............................        528,405
  1,495,000     Rhode Island Clean Water Protection
                Finance Agency PCR
                Pooled Loan, Issue B
                4.00%, 10/01/09..............................      1,566,655
    150,000     Rhode Island Clean Water Protection
                Finance Agency, Safe Drinking Water
                Providence, Series A
                6.20%, 01/01/06
                Insured: AMBAC...............................        165,017


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
RHODE ISLAND MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                RHODE ISLAND (CONTINUED)

 $  500,000     Rhode Island Clean Water Protection
                Finance Agency, Safe Drinking Water
                Providence, Series A
                6.50%, 01/01/09
                Insured: AMBAC...............................  $     550,615
    100,000     Rhode Island Clean Water Protection
                Finance Agency, Safe Drinking Water
                Providence, Series A
                6.70%, 01/01/15
                Insured: AMBAC...............................        110,540
    500,000     Rhode Island Clean Water Protection
                Finance Agency, Wastewater
                Treatment System, Cranston
                5.80%, 09/01/22
                Insured: MBIA................................        538,870
  4,600,000     Rhode Island Depositors Economic
                Protection Corp., SP OB, Series A
                6.40%, 08/01/06..............................      5,271,784
    500,000     Rhode Island Depositors Economic
                Protection Corp., SP OB, Series A
                6.50%, 08/01/07
                Insured: FSA.................................        584,445
  2,500,000     Rhode Island Depositors Economic
                Protection Corp., SP OB, Series A
                5.88%, 08/01/11..............................      2,943,550
  3,105,000     Rhode Island Depositors Economic
                Protection Corp., SP OB, Series A
                5.75%, 08/01/14
                Insured: FSA.................................      3,632,136
  2,165,000     Rhode Island Depositors Economic
                Protection Corp., SP OB, Series A
                5.75%, 08/01/21..............................      2,481,155
  1,000,000     Rhode Island Depositors Economic
                Protection Corp., SP OB, Series B
                5.80%, 08/01/12
                Insured: MBIA................................      1,173,930
    250,000     Rhode Island Depositors Economic
                Protection Corp., SP OB, Series B
                Pre-refunded 02/01/11
                5.25%, 08/01/21
                Insured: MBIA................................        280,115
  1,500,000     Rhode Island Port Authority EDC
                Shepard Building Project, Series B
                Pre-refunded 06/01/04
                6.75%, 06/01/15
                Insured: AMBAC...............................      1,647,450
  2,900,000     Rhode Island State and Providence
                Plantations Consolidated Capital
                Development Loan, Series B, GO
                4.00%, 11/01/03
                Insured: FGIC................................      2,965,134
  1,000,000     Rhode Island State and Providence
                Plantations, COP, Central Power Plants
                Project C
                5.38%, 10/01/20
                Insured: MBIA................................      1,054,900



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                RHODE ISLAND (CONTINUED)

 $2,580,000     Rhode Island State Consolidated
                Capital Development Loan
                Series A, GO
                5.25%, 09/01/08..............................  $   2,889,342
  1,000,000     Rhode Island State Consolidated Capital
                Development Loan, Series A, GO
                5.25%, 07/15/10
                Insured: FGIC................................      1,098,340
  1,250,000     Rhode Island State Consolidated Capital
                Development Loan, Series A, GO
                5.20%, 09/01/11
                Insured: FGIC................................      1,382,163
  3,240,000     Rhode Island State Consolidated Capital
                Development Loan, Series A, GO
                5.50%, 09/01/15
                Insured: FGIC................................      3,570,577
  2,425,000     Rhode Island State Consolidated Capital
                Development Loan, Series A, GO
                5.00%, 09/01/16
                Insured: FGIC................................      2,561,188
  1,120,000     Rhode Island State EDC Airport
                Series A, AMT
                6.00%, 07/01/07
                Insured: FGIC................................      1,262,856
  1,620,000     Rhode Island State EDC Airport
                Series B
                5.00%, 07/01/15
                Insured: FSA.................................      1,711,611
    500,000     Rhode Island State EDC Airport
                Series B
                5.00%, 07/01/18
                Insured: FSA.................................        520,540
    685,000     Rhode Island State EDC Airport
                Series B
                5.00%, 07/01/23
                Insured: FSA.................................        687,980
    225,000     Rhode Island State EDC Airport
                Series B
                5.00%, 07/01/28
                Insured: FSA.................................        224,341
    750,000     Rhode Island State EDC
                University of Rhode Island Steam
                Generation Facility Project
                5.00%, 11/01/19
                Insured: FSA.................................        770,370
  1,000,000     Rhode Island State HEBC
                Higher Education Facility
                Brown University
                5.00%, 09/01/15..............................      1,049,420
  1,000,000     Rhode Island State HEBC
                Higher Education Facility
                Brown University
                5.00%, 09/01/17..............................      1,041,830
    500,000     Rhode Island State HEBC
                Higher Education Facility
                Brown University
                6.00%, 09/01/20..............................        552,060


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
RHODE ISLAND MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                RHODE ISLAND (CONTINUED)

 $1,420,000     Rhode Island State HEBC
                Higher Education Facility
                Johnson & Wales
                5.50%, 04/01/18..............................  $   1,578,188
    400,000     Rhode Island State HEBC
                Higher Education Facility
                New England Institute
                5.90%, 03/01/10
                Insured: Connie Lee..........................        431,140
    475,000     Rhode Island State HEBC
                Higher Education Facility
                New England Institute
                6.00%, 03/01/15
                Insured: Connie Lee..........................        513,152
    300,000     Rhode Island State HEBC
                Higher Education Facility
                Providence College
                5.60%, 11/01/09
                Insured: MBIA................................        316,497
  1,000,000     Rhode Island State HEBC
                Higher Education Facility
                Rhode Island College, Series A
                5.63%, 09/15/30
                Insured: AMBAC...............................      1,049,420
    500,000     Rhode Island State HEBC
                Higher Education Facility
                Rhode Island School of Design
                5.63%, 06/01/16
                Insured: MBIA................................        544,915
  1,000,000     Rhode Island State HEBC
                Higher Education Facility
                Roger Williams
                5.13%, 11/15/14
                Insured: AMBAC...............................      1,079,390
  1,000,000     Rhode Island State HEBC
                Higher Education Facility
                Roger Williams
                5.25%, 11/15/16
                Insured: Connie Lee..........................      1,059,650
  1,000,000     Rhode Island State HEBC
                Higher Education Facility
                Roger Williams
                5.00%, 11/15/18
                Insured: AMBAC...............................      1,034,040
    425,000     Rhode Island State HEBC
                Higher Education Facility
                Roger Williams
                5.38%, 11/15/24
                Insured: Connie Lee..........................        444,894
    300,000     Rhode Island State HEBC
                Higher Education Facility
                Saint Antoine
                Pre-refunded 11/15/03
                6.75%, 11/15/18
                LOC: Allied Island State HMFC................        321,588
    260,000     Rhode Island State HEBC
                Higher Education Facility
                Salve Regina
                6.25%, 03/15/13
                Insured: Connie Lee..........................        268,993




    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                RHODE ISLAND (CONTINUED)

 $2,000,000     Rhode Island State HEBC
                Higher Education Facility
                University of Rhode Island, Series B
                5.50%, 09/15/20
                Insured: AMBAC...............................  $   2,131,080
  3,000,000     Rhode Island State HEBC
                Higher Education Facility
                University of Rhode Island, Series B
                5.70%, 09/15/30
                Insured: AMBAC...............................      3,203,220
    500,000     Rhode Island State HEBC
                Miriam Hospital, Series B
                Pre-refunded 04/01/03
                6.60%, 04/01/19..............................        519,990
    300,000     Rhode Island State HMFC
                Homeownership Opportunity, Series 17-A
                6.25%, 04/01/17..............................        312,243
  2,000,000     Rhode Island State HMFC
                Homeownership Opportunity, Series 19-A
                5.70%, 04/01/15..............................      2,085,680
  1,000,000     Rhode Island State HMFC
                Homeownership Opportunity, Series 22-A
                5.55%, 04/01/17..............................      1,036,770
    500,000     Rhode Island State HMFC
                Homeownership Opportunity, Series 29-A
                5.05%, 10/01/15
                Insured: FHA.................................        509,875
    955,000     Rhode Island State HMFC
                Homeownership Opportunity, Series 31-B
                5.85%, 10/01/25..............................        983,163
    965,000     Rhode Island State HMFC
                Multi-Family Housing, Series A
                5.55%, 07/01/05
                Insured: AMBAC/FHA...........................      1,021,269
    500,000     Rhode Island State HMFC
                Multi-Family Housing, Series A
                5.60%, 07/01/10
                Insured: AMBAC...............................        541,295
    380,000     Rhode Island State HMFC
                Multi-Family Housing, Series A
                6.15%, 07/01/17
                Insured: AMBAC...............................        398,251
  1,250,000     Rhode Island State HMFC
                Rental Housing Program, Series A
                5.65%, 10/01/07..............................      1,282,525
    500,000     Rhode Island State Industrial
                Facilities Corp., IDR, Cre Corp. Project
                Pre-refunded 03/01/04
                6.50%, 03/01/14
                LOC: Fleet Bank..............................        540,665
    570,000     South Kingstown, GO
                4.00%, 06/01/09..............................        596,482
    500,000     South Kingstown, GO
                6.25%, 06/15/19
                Insured: FGIC................................        572,615
    100,000     South Kingstown, Series B, GO
                5.50%, 06/15/10
                Insured: FSA.................................        110,216


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
RHODE ISLAND MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                RHODE ISLAND (CONTINUED)

 $3,000,000     State of Rhode Island and Providence
                Plantations, Construction Capital
                Development Loan, Series C
                5.00%, 09/01/11..............................  $   3,326,880
  1,500,000     Tobacco Settlement Financing Corp.
                Rhode Island Revenue, Asset-Backed
                Series A
                6.00%, 06/01/23..............................      1,477,290
  1,180,000     Warwick, Series A, GO
                5.00%, 03/01/15
                Insured: FGIC...............................      1,258,045
  1,205,000     Warwick, Series A, GO
                5.00%, 03/01/16
                Insured: FGIC................................      1,258,201
    140,000     Westerly, GO
                Pre-refunded 09/15/03
                6.00%, 09/15/14
                Insured: AMBAC...............................        148,005
                                                               -------------
                                                                 109,157,601
                                                               -------------

                TEXAS - 0.93%

    600,000     Lone Star Airport Improvement Authority
                Series B-4
                2.04%, 12/01/14 (B)
                LOC: Royal Bank of Canada....................        600,000
    700,000     Lone Star Airport Improvement Authority
                Series B-5
                2.04%, 12/01/14 (B)
                LOC: Royal Bank of Canada....................        700,000
                                                               -------------
                                                                   1,300,000
                                                               -------------

                WASHINGTON - 0.47%

  1,000,000     Seattle, Series E, GO
                4.85%, 12/15/12 (A)..........................        651,040
                                                               -------------

                WISCONSIN - 0.41%

    500,000     Milwaukee County, Series A, GO
                5.70%, 09/01/15..............................        575,350
                                                               -------------

                WYOMING - 1.08%

  1,500,000     Lincoln County, PCR
                Exxon Mobil Project, Series B
                1.89%, 11/01/14 (B)..........................      1,500,000
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................    137,157,770
                                                               -------------
                (Cost $129,369,606)



     SHARES                                                          VALUE
    ---------                                                      ---------

INVESTMENT COMPANIES - 2.95%

    234,358     Dreyfus Tax-Exempt
                Cash Management Fund.........................  $     234,358
  3,881,295     Federated Tax-Free Obligations Fund .........      3,881,295
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................      4,115,653
                                                               -------------
                (Cost $4,115,653)

TOTAL INVESTMENTS - 101.44%..................................    141,273,423
                                                               -------------
(Cost $133,485,259)

NET OTHER ASSETS AND LIABILITIES - (1.44)%...................     (2,008,340)
                                                               -------------
NET ASSETS - 100.00%.........................................  $ 139,265,083
                                                               =============

--------------------------------------------------
(A)        Zero Coupon Bond. Interest rate shown reflects effective
           yield to maturity at time of purchase.
(B)        Variable Rate Bond. Interest rate shown reflects the rate
           in effect on October 31, 2002.
AMBAC      American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
Connie Lee College Construction Loan Association
COP        Certificate of Participation
EDC        Economic Development Corp.
FGIC       Federal Guaranty Insurance Corp.
FHA        Federal Housing Authority
FSA        Financial Security Assurance Co.
GO         General Obligation
HEBC       Health & Education Building Corp.
HMFC       Housing & Mortgage Finance Corp.
IDR        Industrial Development Revenue
LOC        Letter of Credit
MBIA       Municipal Bond Insurance Association
PCR        Pollution Control Revenue
SPA        Stand-by Purchase Agreement
SP OB      Special Obligation
TRAN       Tax & Revenue Anitcipation Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


MUNICIPAL SECURITIES - 98.53%

                ALABAMA - 0.79%

 $2,000,000     Birmingham, Series A, GO
                5.25%, 05/01/17..............................  $   2,147,920
                                                               -------------

                ALASKA - 1.10%

  3,000,000     North Slope Boro, Capital Appreciation
                Series B, GO
                4.68%, 01/01/03 (A)
                Insured: MBIA................................      2,990,940
                                                               -------------

                ARIZONA - 1.99%

  4,000,000     Pima County Unified School
                District No. 1 Tucson, GO
                5.88%, 07/01/14
                Insured: FGIC................................      4,275,480
  1,000,000     Salt River Project, Agricultural
                Improvement & Power District
                Electric Systems Revenue, Series C
                5.00%, 01/01/12..............................      1,103,400
                                                               -------------
                                                                   5,378,880
                                                               -------------

                CALIFORNIA - 1.18%

  1,830,000     California State HFA, Home Mortgage
                Series K
                5.95%, 08/01/10
                Insured: MBIA................................      1,942,746
  1,135,000     Los Angeles County, Metropolitan
                Transportation Authority, Series A
                5.70%, 07/01/12
                Insured: AMBAC...............................      1,239,715
                                                               -------------
                                                                   3,182,461
                                                               -------------

                COLORADO - 2.89%

  1,250,000     Colorado Department of
                Transportation, RAN
                Pre-refunded 06/15/10
                6.00%, 06/15/12
                Insured: AMBAC...............................      1,466,537
  2,500,000     Colorado Department of
                Transportation, RAN
                Pre-refunded 06/15/10
                6.00%, 06/15/15
                Insured: AMBAC...............................      2,933,075
  3,000,000     Colorado Department of
                Transportation, RAN, Series B
                5.50%, 06/15/14
                Insured: MBIA................................      3,432,570
                                                               -------------
                                                                   7,832,182
                                                               -------------


    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                CONNECTICUT - 2.71%

 $4,000,000     Connecticut State Special Tax
                Obligation Authority Revenue
                Transportation Infrastructure, Series B
                5.25%, 10/01/04..............................  $   4,261,200
  2,750,000     Connecticut State Special Tax
                Obligation Authority Revenue
                Transportation Infrastructure, Series B
                5.50%, 10/01/12
                Insured: MBIA................................      3,096,500
                                                               -------------
                                                                   7,357,700
                                                               -------------

                DISTRICT OF COLUMBIA - 3.20%

  2,000,000     District of Columbia, Series A, GO
                5.88%, 06/01/05
                Insured: FSA-CR..............................      2,184,900
  1,000,000     District of Columbia
                Georgetown University, Series A
                5.95%, 04/01/14
                Insured: MBIA................................      1,133,600
  5,000,000     Washington Convention
                Center Revenue Senior Lien
                5.25%, 10/01/14
                Insured: AMBAC...............................      5,367,950
                                                               -------------
                                                                   8,686,450
                                                               -------------

                FLORIDA - 3.07%

  2,000,000     Florida State Board of Education
                Capital Outlay, Series E, GO
                Pre-refunded 06/01/04
                5.70%, 06/01/14..............................      2,144,660
  2,675,000     Florida State Board of
                Education Lottery, Series A
                5.25%, 07/01/18
                Insured: FGIC................................      2,871,318
  2,900,000     Florida State Department of
                Environmental Protection Preservation
                Revenue, Series A
                5.75%, 07/01/08
                Insured: FGIC................................      3,305,420
                                                               -------------
                                                                   8,321,398
                                                               -------------

                GEORGIA - 4.38%

  3,660,000     Atlanta Airport Facilities, CAB
                5.34%, 01/01/10 (A)
                Insured: MBIA................................      2,564,928
  1,000,000     Georgia State, Series B, GO
                5.75%, 08/01/08..............................      1,145,070
  3,000,000     Georgia State, Series D, GO
                5.80%, 11/01/10..............................      3,500,100
  4,000,000     Georgia State, Series D, GO
                5.80%, 11/01/12..............................      4,658,640
                                                               -------------
                                                                  11,868,738
                                                               -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                HAWAII - 0.42%

 $1,000,000     University of Hawaii, Series A
                5.50%, 07/15/14
                Insured: FGIC................................  $   1,128,930
                                                               -------------

                ILLINOIS - 2.61%

  2,650,000     Chicago O'Hare International Airport
                Revenue, Passenger Facilities Charge
                Series A
                5.63%, 01/01/12
                Insured: AMBAC...............................      2,885,903
  4,000,000     Chicago Skyway Toll Bridge Revenue
                5.50%, 01/01/23
                Insured: MBIA................................      4,197,400
                                                               -------------
                                                                   7,083,303
                                                               -------------

                INDIANA - 1.03%

  2,485,000     Indiana Transportation Finance
                Authority Highway Revenue
                5.75%, 12/01/14..............................      2,796,992
                                                               -------------
                MAINE - 1.01%

    855,000     Maine Municipal Bond Bank Revenue
                Series A
                5.25%, 11/01/08
                Insured: FSA.................................        958,737
  1,705,000     Maine State Housing Authority Revenue
                Series C-1
                5.70%, 11/15/15..............................      1,788,102
                                                               -------------
                                                                   2,746,839
                                                               -------------

                MARYLAND - 1.77%

  4,530,000     Maryland State, State & Local Facilities
                Loan, First Mortgage, Series B, GO
                5.25%, 07/15/04..............................      4,802,842
                                                               -------------

                MASSACHUSETTS - 11.00%

  1,365,000     Holyoke, Series A, GO
                5.60%, 06/15/10
                Insured: FSA.................................      1,505,226
  1,290,000     Massachusetts Bay Transportation
                Authority Revenue, General
                Transportation Systems, Series A
                5.50%, 03/01/12
                Insured: MBIA................................      1,473,786
  1,000,000     Massachusetts Bay Transportation
                Authority Revenue, General
                Transportation Systems, Series C
                5.50%, 03/01/08..............................      1,120,000
  3,000,000     Massachusetts Bay Transportation
                Authority, Revenue Assessment
                Series A
                5.75%, 07/01/14..............................      3,359,880



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS (CONTINUED)

 $5,000,000     Massachusetts State, BAN, Series A, GO
                4.00%, 09/01/03..............................  $   5,097,550
  1,500,000     Massachusetts State, Consolidated Loan
                Series B, GO
                5.13%, 06/01/12
                Insured: FGIC................................      1,670,085
  1,500,000     Massachusetts State, Consolidated Loan
                Series B, GO
                5.25%, 06/01/17..............................      1,678,545
  2,600,000     Massachusetts State HEFA
                Partners Healthcare Systems, Series A
                5.25%, 07/01/14
                Insured: MBIA................................      2,740,140
  1,000,000     Massachusetts State HEFA
                Partners Healthcare Systems, Series C
                6.00%, 07/01/14..............................      1,120,170
  1,000,000     Massachusetts State HEFA
                Suffolk University Project, Series C
                5.85%, 07/01/16
                Insured: Connie Lee..........................      1,103,370
    475,000     Massachusetts State HFA
                Multi-Family Housing Project, Series A
                5.60%, 07/01/07
                Insured: MBIA................................        505,471
    475,000     Massachusetts State HFA
                Multi-Family Housing Project, Series A
                5.70%, 07/01/08
                Insured: MBIA................................        506,910
  1,090,000     Massachusetts State IFA
                Assumption College Issue
                5.88%, 07/01/11
                Insured: Connie Lee..........................      1,245,892
  1,175,000     Massachusetts State WPAT
                New Bedford, Series A
                Pre-refunded 02/01/10
                5.60%, 02/01/10..............................      1,306,224
  5,000,000     New England Education Loan
                Marketing Corp., Series A
                5.70%, 07/01/05..............................      5,401,750
                                                               -------------
                                                                  29,834,999
                                                               -------------

                MICHIGAN - 1.53%

  2,000,000     Michigan Municipal Bond Authority
                School Loan
                5.00%, 12/01/02..............................      2,004,760
  2,000,000     Michigan State Trunk Line, Series A
                5.00%, 11/01/04..............................      2,128,540
                                                               -------------
                                                                   4,133,300
                                                               -------------

                MINNESOTA - 2.89%

  2,900,000     Metropolitan Council, Minneapolis
                St. Paul Metropolitan Area, GO
                5.00%, 12/01/03..............................      3,004,052
  2,000,000     Minnesota Public Facilities
                Authority, PCR, Series A
                5.38%, 03/01/04..............................      2,096,460


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                MINNESOTA (CONTINUED)

 $2,490,000     Northern Municipal Power Agency
                Minnesota Electric System
                5.25%, 01/01/12
                Insured: FSA.................................  $   2,723,014
                                                               -------------
                                                                   7,823,526
                                                               -------------

                MISSISSIPPI - 0.81%

  2,000,000     Mississippi State Highway Authority
                Revenue, Four Lane Highway Project
                5.25%, 06/01/06..............................      2,195,420
                                                               -------------

                MISSOURI - 1.20%

  3,000,000     St. Charles County, Public Water Supply
                District No. 2, COP, Series A
                5.50%, 12/01/14
                Insured: MBIA................................      3,256,170
                                                               -------------

                NEBRASKA - 1.36%

  3,500,000     University of Nebraska Facilities Corp.
                Deferred Maintenance Project
                5.00%, 07/15/04..............................      3,692,640
                                                               -------------

                NEVADA - 1.16%

  2,000,000     Clark County School District
                Series A, GO
                5.25%, 06/15/03
                Insured: MBIA................................      2,044,060
  1,000,000     Nevada State, Capital Improvement &
                Cultural Affairs, Series A, GO
                5.50%, 02/01/11..............................      1,111,490
                                                               -------------
                                                                   3,155,550
                                                               -------------

                NEW HAMPSHIRE - 0.59%

    750,000     New Hampshire Municipal Bond
                Bank Series B, GO
                5.25%, 08/15/11
                Insured: FSA.................................        833,992
    745,000     New Hampshire State HFA
                Single-Family Mortgage Project
                Series B
                5.85%, 07/01/10
                Insured: FHA.................................        767,171
                                                               -------------
                                                                   1,601,163
                                                               -------------

                NEW JERSEY - 1.29%

  3,000,000     New Jersey State Turnpike Authority
                Series A
                6.00%, 01/01/11
                Insured: MBIA................................      3,495,570
                                                               -------------



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                NEW YORK - 12.70%

 $3,200,000     Long Island Power Authority
                Electric System Revenue
                Sub-Series 2-B
                1.90%, 05/01/33 (B)
                LOC: Bayerische Landesbank GZ................  $   3,200,000
  1,000,000     Metropolitan Transportation Authority
                Revenue, Commuter Facilities, Series A
                5.75%, 07/01/11
                Insured: FGIC................................      1,148,190
  1,530,000     Metropolitan Transportation Authority
                Revenue, Commuter Facilities, Series A
                5.50%, 07/01/15
                Insured: FSA-CR..............................      1,762,897
  1,740,000     Metropolitan Transportation Authority
                Revenue, Transportation Service Contract
                Series R
                5.50%, 07/01/14..............................      1,948,487
  3,050,000     New York City, Series A, GO
                6.25%, 08/01/09..............................      3,430,792
    570,000     New York City, Series D, GO
                6.00%, 02/15/09..............................        615,429
    555,000     New York City, Series D, GO
                6.00%, 02/15/12..............................        599,234
  2,000,000     New York City, Series F, GO
                5.75%, 02/01/10..............................      2,132,220
  2,500,000     New York City, Series G, GO
                5.63%, 08/01/13
                Insured: MBIA IBC............................      2,833,500
  1,500,000     New York City, Transitional Finance
                Authority Revenue, Series A
                5.50%, 11/15/16..............................      1,654,350
  2,420,000     New York State Dormitory Authority
                Revenue, School District Financing
                Program, Series A
                5.25%, 10/01/12
                Insured: MBIA................................      2,728,623
  1,720,000     New York State HFA
                Housing Mortgage Project, Series A
                5.80%, 11/01/09
                Insured: FSA.................................      1,856,860
  1,505,000     New York State Urban Development
                Authority, Youth Facilities Project
                5.70%, 04/01/14
                Insured: MBIA................................      1,606,452
  1,000,000     Triborough Bridge & Tunnel Authority
                Series B
                5.00%, 11/15/09..............................      1,104,530
  6,000,000     Triborough Bridge & Tunnel Authority
                Series B
                5.25%, 11/15/13..............................      6,703,200
  1,000,000     Triborough Bridge & Tunnel Authority
                Series B
                5.25%, 11/15/14..............................      1,115,370
                                                               -------------
                                                                  34,440,134
                                                               -------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                NORTH CAROLINA - 1.78%

 $2,000,000     North Carolina, Eastern Municipal
                Power Agency Revenue, Series B
                6.00%, 01/01/13
                Insured: FGIC-TCRS...........................  $   2,052,260
  2,500,000     North Carolina State Public Improvement
                Series A, GO
                5.25%, 03/01/12..............................      2,779,200
                                                               -------------
                                                                   4,831,460
                                                               -------------

                NORTH DAKOTA - 1.17%

  3,000,000     West Fargo Public School District
                Number 006, GO
                5.25%, 05/01/17
                Insured: FGIC................................      3,170,280
                                                               -------------

                OHIO - 3.96%

  2,495,000     Ohio State Higher Education Capital
                Facilities Authority, Series A, GO
                5.13%, 02/01/09..............................      2,758,622
  2,280,000     Ohio State Infrastructure Improvement
                Series A, GO
                5.75%, 02/01/11..............................      2,615,274
  5,000,000     Ohio State Water
                Development Authority, PCR
                5.25%, 06/01/18..............................      5,349,100
                                                               -------------
                                                                  10,722,996
                                                               -------------

                OKLAHOMA - 0.95%

  2,350,000     Enid, Municipal Authority Sales
                Tax & Utilities Revenue
                5.50%, 02/01/06
                Inusred: AMBAC...............................      2,577,927
                                                               -------------

                OREGON - 0.83%

  2,000,000     Oregon State
                Department of Transportation
                Highway Usertax Revenue
                5.75%, 11/15/15..............................      2,249,960
                                                               -------------

                PENNSYLVANIA - 2.55%

  1,500,000     Pennsylvania State Higher Educational
                Facilities Authority, College & University
                Revenues, Bryn Mawr College
                5.25%, 12/01/12
                Insured: AMBAC...............................      1,691,280
  2,000,000     Pennsylvania State HFA
                Single-Family Mortgage, Series 50-A
                6.00%, 10/01/13..............................      2,116,940
    500,000     Philadelphia Water & Wastewater Authority
                Revenue, Regular Fixed Airs Project
                Pre-refunded 06/15/03
                5.65%, 06/15/12
                Insured: FGIC................................        522,160



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                PENNSYLVANIA (CONTINUED)

 $2,500,000     Philadelphia Water & Wastewater Authority
                Revenue, Regular Fixed Airs Project
                Unrefunded balance
                5.65%, 06/15/12
                Insured: FGIC................................  $   2,592,875
                                                               -------------
                                                                   6,923,255
                                                               -------------

                RHODE ISLAND - 1.39%

  1,110,000     Rhode Island State HMFC
                Homeownership Opportunity
                Series 15-B
                6.20%, 10/01/06..............................      1,161,193
  2,500,000     Rhode Island State HMFC
                Homeownership Opportunity
                Series 19-A
                5.70%, 04/01/15..............................      2,607,100
                                                               -------------
                                                                   3,768,293
                                                               -------------

                SOUTH CAROLINA - 0.47%

  1,150,000     South Carolina State Public Service
                Authority Revenue, Series B
                5.88%, 01/01/14
                Insured: FGIC................................      1,268,623
                                                               -------------

                TEXAS - 8.32%

  5,000,000     Harris County Capital Appreciation
                Toll Road Subordinated Loan, GO
                4.09%, 08/01/04 (A)..........................      4,815,800
  2,150,000     Houston, Series C, GO
                6.00%, 04/01/04..............................      2,275,969
  5,000,000     Houston Water & Sewer System
                Revenue Junior Lien, Series C
                4.48%, 12/01/04 (A)
                Insured: AMBAC...............................      4,781,300
  2,000,000     San Antonio Electric & Gas
                5.38%, 02/01/14..............................      2,237,240
  2,785,000     Spring Branch Independent
                School District, GO
                5.38%, 02/01/18
                Insured: PSF-GTD.............................      2,956,918
  5,000,000     Texas State Turnpike Authority
                Central Texas Turnpike Systems Revenue
                Second Tier, BAN
                5.00%, 06/01/08..............................      5,482,650
                                                               -------------
                                                                  22,549,877
                                                               -------------

                VIRGINIA - 4.74%

  3,000,000     Richmond, GO
                5.13%, 01/15/07
                Insured: FSA.................................      3,286,560
  4,000,000     Virginia Commonwealth Transportation
                Board, Federal Highway Reimbursement
                Anticipation Note
                5.50%, 10/01/03..............................      4,140,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                VIRGINIA (CONTINUED)

 $1,655,000     Virginia State Housing Development
                Authority, Multi-Family Housing
                Series H
                5.70%, 11/01/07..............................  $   1,759,546
  3,500,000     Virginia State Public School Authority
                School Financing, Series A
                5.00%, 08/01/17..............................      3,677,275
                                                               -------------
                                                                  12,863,381
                                                               -------------

                WASHINGTON - 5.88%

  2,300,000     Seattle Municipal Light & Power Revenue
                5.88%, 10/01/10
                Insured: MBIA IBC............................      2,642,907
  2,390,000     Washington State, Series AT-5, GO
                4.95%, 08/01/07 (A)..........................      2,067,732
  7,800,000     Washington State Public Power Supply
                System, Nuclear Project No. 1 Revenue
                ACES & Inverse Floater
                5.40%, 07/01/12
                Insured: FSA-CR..............................      8,106,696
  3,000,000     Washington State Public Power Supply
                System, Nuclear Project No. 2 Revenue
                Series B
                5.63%, 07/01/12
                Insured: MBIA IBC............................      3,137,730
                                                               -------------
                                                                  15,955,065
                                                               -------------

                WEST VIRGINIA - 0.96%

  2,500,000     West Virginia State, College Revenue
                5.75%, 04/01/04
                Insured: AMBAC...............................      2,589,200
                                                               -------------

                WISCONSIN - 2.85%

  2,000,000     Milwaukee County, Series A, GO
                5.40%, 12/01/04..............................      2,144,500
  3,250,000     Milwaukee County, Corporate Purpose
                Series A, GO
                5.00%, 08/01/03..............................      3,330,048
  2,020,000     Wisconsin State, Transportation Revenue
                Series B
                5.25%, 07/01/11
                Insured: FGIC................................      2,265,087
                                                               -------------
                                                                   7,739,635
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................    267,163,999
                                                               -------------
                (Cost $253,051,014)


     SHARES                                                          VALUE
    ---------                                                      ---------


INVESTMENT COMPANIES - 0.88%

  1,030,081     Dreyfus Tax-Exempt
                Cash Management Fund.........................  $   1,030,081
  1,358,727     Federated Tax-Free Obligations Fund..........      1,358,727
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................      2,388,808
                                                               -------------
                (Cost $2,388,808)

TOTAL INVESTMENTS - 99.41%...................................    269,552,807
                                                               -------------
(Cost $255,439,822)

NET OTHER ASSETS AND LIABILITIES - 0.59%.....................      1,602,484
                                                               -------------
NET ASSETS - 100.00%.........................................  $ 271,155,291
                                                               =============

--------------------------------------------
(A) Zero Coupon Bond. Interest rate shown reflects the effective yield to maturity at time of purchase.
(B) Variable Rate Bond. Interest shown reflects the rate in effect on October 31, 2002.
ACES       Automatically Convertible Securities
AMBAC      American Municipal Bond Assurance Corp.
BAN        Bond Anticipation Note
CAB        Capital Appreciation Bond
Connie Lee College Construction Loan Association
COP        Certificate of Participation
FGIC       Federal Guaranty Insurance Corp.
FGIC-TCRS  FGIC Transferable Custodial Receipts
FHA        Federal Housing Authority
FSA        Financial Security Assurance Co.
FSA-CR     FSA Custodial Receipts
GO         General Obligation
HEFA       Health and Educational Facilities Authority
HFA        Housing Finance Agency
HMFC       Housing & Mortgage Finance Corp.
IFA        Industrial Finance Agency
LOC        Letter of Credit
MBIA       Municipal Bond Insurance Association
MBIA IBC   MBIA Insured Bond Certificate
PCR        Pollution Control Revenue
PSF-GTD    Permanent School Fund Guaranteed
RAN        Revenue Anticipation Notes
WPAT       Water Pollution Abatement Trust


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

MUNICIPAL SECURITIES - 96.88%

                CONNECTICUT - 80.38%

 $1,435,000     Bridgeport, Series A, GO
                6.50%, 09/01/08
                Insured: AMBAC...............................  $   1,690,487
  1,550,000     Bridgeport, Series A, GO
                5.45%, 03/01/11
                Insured: AMBAC...............................      1,677,038
  2,000,000     Bridgeport, Series A, GO
                6.00%, 07/15/13
                Insured: FGIC................................      2,357,340
  1,500,000     Connecticut State Clean Water Fund
                5.25%, 07/15/11..............................      1,665,375
  1,000,000     Connecticut State Clean Water Fund
                6.00%, 10/01/12..............................      1,185,610
  1,565,000     Connecticut State, COP
                Juvenile Training School
                5.25%, 12/15/14..............................      1,718,949
  2,025,000     Connecticut State, Series A, GO
                5.25%, 06/15/10..............................      2,263,828
  3,000,000     Connecticut State, Series A, GO
                5.25%, 03/15/13..............................      3,267,090
  2,500,000     Connecticut State, Series A, GO
                5.25%, 03/15/14..............................      2,707,300
  1,000,000     Connecticut State, Series A, GO
                Unrefunded balance
                6.25%, 05/15/06..............................      1,132,740
  1,000,000     Connecticut State, Series B, GO
                5.75%, 11/01/11..............................      1,165,890
  1,000,000     Connecticut State, Series C, GO
                5.38%, 12/15/10..............................      1,136,660
  1,310,000     Connecticut State, Series C, GO
                Pre-refunded 08/15/04
                5.80%, 08/15/08..............................      1,415,127
    500,000     Connecticut State HEFA
                Connecticut College Issue, Series E
                5.00%, 07/01/14..............................        542,105
  2,000,000     Connecticut State HEFA
                Greenwich Hospital, Series A
                5.75%, 07/01/16
                Insured: MBIA................................      2,210,140
  2,500,000     Connecticut State HEFA
                Hospital For Special Care, Series B
                5.38%, 07/01/17
                Insured: ACA-CBI.............................      2,531,175
  2,740,000     Connecticut State HEFA
                Hospital of Saint Raphael, Series H
                5.30%, 07/01/10
                Insured: AMBAC...............................      3,056,881
  1,000,000     Connecticut State HEFA
                New Britain General Hospital, Series B
                6.00%, 07/01/09
                Insured: AMBAC...............................      1,078,820
  1,000,000     Connecticut State HEFA
                New Horizons Village Project
                7.05%, 11/01/09
                Insured: AMBAC-TCRS..........................      1,109,890



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                CONNECTICUT (CONTINUED)

 $1,110,000     Connecticut State HEFA
                Newington Childrens Hospital, Series A
                5.85%, 07/01/07
                Insured: MBIA................................  $   1,194,793
  1,000,000     Connecticut State HEFA
                Sharon Health Care
                Pre-refunded 11/1/04
                6.00%, 11/01/09
                Insured: AMBAC-TCRS..........................      1,103,080
  2,000,000     Connecticut State HEFA
                Stamford Hospital, Series F
                5.40%, 07/01/09
                Insured: MBIA................................      2,176,740
  2,000,000     Connecticut State HEFA
                Trinity College, Series E
                5.80%, 07/01/16
                Insured: MBIA................................      2,217,240
  2,825,000     Connecticut State HEFA
                Trinity College, Series G
                5.50%, 07/01/15
                Insured: AMBAC...............................      3,152,333
  1,000,000     Connecticut State HEFA
                Yale-New Haven Hospital, Series H
                5.63%, 07/01/16
                Insured: MBIA................................      1,093,870
  1,350,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Series A
                6.20%, 05/15/14..............................      1,406,956
  3,215,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Series A, Sub-Series A-1
                5.95%, 05/15/11..............................      3,388,160
  2,000,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Series B, Sub-Series B-1
                6.00%, 11/15/15..............................      2,109,500
  1,010,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Series C-1
                6.00%, 11/15/10..............................      1,078,902
  1,000,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Sub-Series A-3
                5.95%, 05/15/17..............................      1,050,790
  4,200,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Sub-Series E-1
                5.90%, 05/15/15..............................      4,438,266
  2,500,000     Connecticut State Resource Recovery
                Authority, Bridgeport Resco LP Co. Project
                Series B
                5.00%, 01/01/07
                Insured: MBIA................................      2,711,200
  4,750,000     Connecticut State Resource Recovery
                Authority, Mid-Connecticut Systems
                Series A
                6.25%, 11/15/05
                Insured: MBIA................................      5,328,265


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                CONNECTICUT (CONTINUED)

 $2,275,000     Connecticut State Resource Recovery
                Authority, Mid-Connecticut Systems
                Series A
                6.25%, 11/15/06
                Insured: MBIA................................  $   2,599,005
  2,000,000     Connecticut State Resource Recovery
                Authority, Mid-Connecticut Systems
                Series A
                5.38%, 11/15/10
                Insured: MBIA................................      2,185,580
  1,000,000     Connecticut State Resource Recovery
                Authority, Mid-Connecticut Systems
                Series A
                5.50%, 11/15/11
                Insured: MBIA................................      1,094,680
  2,000,000     Connecticut State Special Assessment
                Second Injury Fund, Series A
                5.25%, 01/01/10
                Insured: FSA.................................      2,218,420
  1,000,000     Connecticut State Special Assessment
                Second Injury Fund, Series A
                5.25%, 01/01/11
                Insured: AMBAC...............................      1,064,480
  1,160,000     Connecticut State, SP OB Transportation
                Infrastructure, Series A
                Pre-refunded 06/01/06
                5.70%, 06/01/12
                Insured: FGIC................................      1,305,186
  1,000,000     Connecticut State, SP OB Transportation
                Infrastructure, Series A
                Pre-refunded 06/01/05
                5.60%, 06/01/13
                Insured: FGIC................................      1,101,170
  2,100,000     Connecticut State, SP OB Transportation
                Infrastructure, Series A
                5.25%, 10/01/14
                Insured: FGIC................................      2,291,604
  3,920,000     Connecticut State, SP OB Transportation
                Infrastructure, Series B
                Pre-refunded 10/01/04
                5.50%, 10/01/11
                Insured: FGIC................................      4,236,030
  2,000,000     Connecticut State, SP OB Transportation
                Infrastructure, Series B
                Pre-refunded 10/01/04
                6.10%, 10/01/12
                Insured: FGIC................................      2,183,640
  1,000,000     East Lyme, GO
                5.00%, 07/15/05
                Insured: FGIC................................      1,078,560
  2,000,000     Hamden, GO
                5.00%, 08/15/06
                Insured: MBIA................................      2,189,700
    500,000     Hartford, GO
                5.70%, 10/01/12
                Insured: FGIC................................        552,670
  1,000,000     Hartford, GO
                5.75%, 10/01/13
                Insured: FGIC................................      1,108,220


    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                CONNECTICUT (CONTINUED)

 $  985,000     South Central Connecticut Regional
                Water Authority Water System, Series A
                6.00%, 08/01/09
                Insured: MBIA................................  $   1,067,691
  1,045,000     South Central Connecticut Regional
                Water Authority Water System, Series A
                6.00%, 08/01/10
                Insured: MBIA................................      1,132,728
  1,140,000     Trumbull, GO
                5.00%, 01/15/05..............................      1,215,571
  1,085,000     University of Connecticut, Series A, GO
                5.00%, 04/01/10..............................      1,193,305
  1,000,000     University of Connecticut, Series A, GO
                5.38%, 04/01/13..............................      1,121,020
  1,000,000     University of Connecticut, Series A
                5.25%, 04/01/14
                Insured: MBIA................................      1,073,060
  1,185,000     University of Connecticut, Student Fee
                Series A
                5.25%, 05/15/14..............................      1,306,320
    550,000     Westport, GO
                5.38%, 08/15/14..............................        608,217
  1,550,000     Westport, GO
                5.38%, 08/15/15..............................      1,703,109
                                                               -------------
                                                                 101,992,506
                                                               -------------

                GEORGIA - 1.68%

  2,000,000     Georgia State, Series E, GO
                6.00%, 07/01/04..............................      2,140,780
                                                               -------------

                PUERTO RICO - 14.82%

  4,500,000     Puerto Rico Commonwealth
                Capital Appreciation, GO
                4.82%, 07/01/14 (A)
                Insured: MBIA................................      2,772,135
  2,615,000     Puerto Rico Commonwealth
                Highway & Transportation Authority
                5.25%, 07/01/14
                Insured: MBIA................................      2,838,478
    700,000     Puerto Rico Commonwealth
                Highway & Transportation Authority
                Series X
                5.30%, 07/01/04..............................        725,641
  2,500,000     Puerto Rico Commonwealth
                Infrastructure Finance Authority, Series A
                5.25%, 07/01/10
                Insured: AMBAC...............................      2,771,675
  1,250,000     Puerto Rico Commonwealth, Public
                Improvement, GO
                5.25%, 07/01/10
                Insured: FSA-CR..............................      1,405,563
  1,000,000     Puerto Rico Electric Power Authority
                Series Z
                5.50%, 07/01/14
                Insured: FSA-CR..............................      1,087,710


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                PUERTO RICO (CONTINUED)

 $  725,000     Puerto Rico Industrial Tourist Educational
                Medical & Environmental Control Facilities
                Inter American University, Series A
                5.25%, 10/01/12
                Insured: MBIA................................  $     806,642
    975,000     Puerto Rico Industrial Tourist Educational
                Medical & Environmental Control Facilities
                Inter American University, Series A
                5.38%, 10/01/13
                Insured: MBIA................................      1,081,090
    650,000     Puerto Rico Industrial Tourist Educational
                Medical & Environmental Control Facilities
                Inter American University, Series A
                5.50%, 10/01/14
                Insured: MBIA................................        721,546
  2,650,000     Puerto Rico Municipal Finance Agency
                Series A
                Pre-refunded 07/01/04
                6.00%, 07/01/09
                Insured: FSA.................................      2,880,683
  1,500,000     Puerto Rico Municipal Finance Agency
                Series A, GO
                5.75%, 08/01/12
                Insured: FSA.................................      1,711,860
                                                               -------------
                                                                  18,803,023
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................    122,936,309
                                                               -------------
                (Cost $114,397,304)


      SHARES                                                          VALUE
    ---------                                                      ---------

INVESTMENT COMPANIES - 2.04%

    256,338     Dreyfus Tax-Exempt
                Cash Management Fund.........................  $     256,338
  2,326,079     Federated Tax-Free Obligations Fund .........      2,326,079
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................      2,582,417
                                                               -------------
                (Cost $2,582,417)

TOTAL INVESTMENTS - 98.92%...................................    125,518,726
                                                               -------------
(Cost $116,979,721)

NET OTHER ASSETS AND LIABILITIES - 1.08%.....................      1,372,980
                                                               -------------
NET ASSETS - 100.00%.........................................  $ 126,891,706
                                                               =============

--------------------------------------------------
(A)           Zero Coupon Bond. Interest rate shown reflects effective yield to maturity at time of purchase.
ACA-CBI       American Capital Access - Certificate of Bond Insurance
AMBAC         American Municipal Bond Assurance Corp.
AMBAC-TCRS    AMBAC Transferable Custodial Receipts
COP           Certificate of Participation
FGIC          Federal Guaranty Insurance Corp.
FSA           Financial Security Assurance Company
FSA-CR        FSA Custodial Receipts
GO            General Obligation
HEFA          Health & Educational Facilities Authority
HFA           Housing Finance Agency
MBIA          Municipal Bond Insurance Association
SP OB         Special Obligation

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

MUNICIPAL SECURITIES - 97.37%

                CONNECTICUT - 0.39%

 $1,000,000     Connecticut State, Series C, GO
                5.38%, 12/15/10..............................  $   1,136,660
                                                               -------------

                FLORIDA - 0.89%

  2,375,000     Florida State Department of
                Transportation, Right of Way
                Series B, GO
                5.75%, 07/01/05..............................      2,599,627
                                                               -------------

                LOUISIANA - 1.70%

  5,000,000     Louisiana Offshore Terminal Authority
                Deepwater Port Revenue, Loop, Inc.
                1st Stage, ACES
                1.95%, 09/01/06 (A)
                LOC: SunTrust Bank, N.A......................      5,000,000
                                                               -------------

                MASSACHUSETTS - 86.90%

  1,055,000     Andover, GO
                5.00%, 12/15/07..............................      1,175,956
  1,605,000     Bellingham, GO
                5.25%, 03/01/13
                Insured: AMBAC...............................      1,772,883
  2,000,000     Boston, GO
                5.25%, 10/01/04
                Insured: MBIA................................      2,132,140
  1,500,000     Boston, Series A, GO
                5.65%, 02/01/09
                Insured: AMBAC...............................      1,542,885
  6,000,000     Boston, Series B
                5.00%, 02/01/12
                Insured: FGIC................................      6,605,340
  5,000,000     Boston, SP OB, Boston City Hospital
                5.00%, 08/01/14
                Insured: MBIA................................      5,345,600
  1,320,000     Boston Water & Sewer Commission
                General Purpose, Series A
                5.13%, 11/01/15
                Insured: FGIC................................      1,392,468
  1,500,000     Brockton, GO
                5.13%, 04/01/15
                Insured: MBIA................................      1,585,860
  1,905,000     Brookline, GO
                5.75%, 04/01/14..............................      2,147,964
  1,060,000     Cambridge, Municipal Purpose Loan, GO
                4.75%, 12/15/08..............................      1,168,449
    650,000     Chelsea School Project
                Loan Act 1948, GO
                6.00%, 06/15/04
                Insured: AMBAC...............................        694,115
  1,000,000     Chelsea School Project
                Loan Act 1948, GO
                5.70%, 06/15/06
                Insured: AMBAC...............................      1,074,220



    PAR VALUE                                                        VALUE
    ---------                                                      ---------


                MASSACHUSETTS  (CONTINUED)

 $1,450,000     Falmouth, GO
                5.00%, 02/01/11..............................  $   1,604,425
  1,105,000     Gloucester, GO
                5.10%, 08/01/14
                Insured: FGIC................................      1,166,582
  1,045,000     Greater Lawrence Massachusetts
                Vocational Technical High School District
                5.00%, 03/15/11
                Insured: FSA.................................      1,157,735
  1,140,000     Greater Lawrence Massachusetts
                Voactional Technical High School District
                5.00%, 03/15/12
                Insured: FSA.................................      1,265,833
  1,500,000     Haverhill, GO
                5.30%, 06/15/12
                Insured: FGIC................................      1,615,470
  1,000,000     Holyoke, Municipal Purpose Loan
                Series A, GO
                5.60%, 06/15/11
                Insured: FSA.................................      1,100,920
  1,475,000     Lawrence, GO
                6.25%, 02/15/09
                Insured: AMBAC...............................      1,578,294
  1,000,000     Lowell, GO
                5.00%, 08/01/10
                Insured: AMBAC...............................      1,103,720
  2,740,000     Lowell, GO
                5.50%, 08/01/11
                Insured: AMBAC...............................      3,001,232
  1,720,000     Lowell, GO
                5.50%, 08/01/12
                Insured: AMBAC...............................      1,883,985
  1,215,000     Lowell, GO
                5.00%, 02/01/13
                Insured: AMBAC...............................      1,329,246
  1,000,000     Lowell, GO
                Pre-refunded 04/01/05
                6.63%, 04/01/15
                Insured: FSA.................................      1,128,910
  1,140,000     Lowell, Series A, GO
                5.50%, 01/15/10
                Insured: FSA.................................      1,206,143
  1,570,000     Marshfield, GO
                5.00%, 06/15/07
                Insured: FGIC................................      1,725,524
    795,000     Massachusetts Bay Transportation
                Authority, Series A
                Pre-refunded 03/01/05
                5.50%, 03/01/07..............................        874,333
  2,615,000     Massachusetts Bay Transportation
                Authority, Series A
                Pre-refunded 03/01/05
                5.75%, 03/01/18
                Insured: MBIA IBC............................      2,890,726
    705,000     Massachusetts Bay Transportation
                Authority, Series A
                Unrefunded balance
                5.50%, 03/01/07..............................        763,698




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS  (CONTINUED)

 $3,870,000     Massachusetts Bay Transportation
                Authority, Series B
                Unrefunded balance
                6.00%, 03/01/12..............................  $   3,995,930
  1,885,000     Massachusetts Bay Transportation
                Authority, General Transportation System
                Series A
                5.60%, 03/01/08..............................      2,120,399
  3,675,000     Massachusetts Bay Transportation
                Authority, General Transportation System
                Series A
                Pre-refunded 03/01/05
                5.75%, 03/01/25..............................      4,062,492
  1,000,000     Massachusetts Bay Transportation
                Authority, General Transportation System
                Series A
                Pre-refunded 03/01/06
                5.63%, 03/01/26..............................      1,115,000
  2,640,000     Massachusetts Bay Transportation
                Authority, General Transportation System
                Series B
                Pre-refunded 03/01/04
                5.80%, 03/01/10..............................      2,834,304
  1,000,000     Massachusetts Bay Transportation
                Authority, Massachusetts Sales Tax
                Revenue, Series A
                5.00%, 07/01/11..............................      1,099,370
  1,000,000     Massachusetts Bay Transportation
                Authority, Revenue Assessment, Series A
                5.75%, 07/01/14..............................      1,119,960
    535,000     Massachusetts Educational Loan
                Authority, Issue E, Series B
                6.30%, 07/01/12
                Insured: AMBAC...............................        560,450
  2,000,000     Massachusetts Municipal Wholesale
                Electric Co. Power Supply System
                Series A
                5.10%, 07/01/07
                Insured: AMBAC...............................      2,210,440
  1,500,000     Massachusetts State, Series A, GO
                5.25%, 01/01/07..............................      1,649,355
  2,000,000     Massachusetts State, Series A, GO
                5.75%, 08/01/09
                Insured: AMBAC...............................      2,301,620
  3,500,000     Massachusetts State, Series A, GO
                5.50%, 02/01/11..............................      3,602,025
  5,000,000     Massachusetts State, Series A, GO
                5.00%, 11/01/13..............................      5,287,900
  2,000,000     Massachusetts State, Series B, GO
                5.40%, 11/01/07
                Insured: MBIA................................      2,251,460
  1,000,000     Massachusetts State, Series B, GO
                5.50%, 11/01/07..............................      1,129,870
  5,315,000     Massachusetts State, Series B, GO
                6.50%, 08/01/08..............................      6,291,791
  1,000,000     Massachusetts State
                Consolidated Loan, Series B, GO
                5.25%, 05/01/12..............................      1,126,770


    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS  (CONTINUED)

 $3,000,000     Massachusetts State
                Consolidated Loan, Series B, GO
                5.00%, 04/01/14
                Insured: MBIA................................  $   3,332,340
  1,000,000     Massachusetts State
                Consolidated Loan, Series B, GO
                5.25%, 05/01/14..............................      1,126,770
  3,000,000     Massachusetts State
                Consolidated Loan, Series B, GO
                Pre-refunded 06/01/06
                5.75%, 06/01/16..............................      3,375,060
  5,000,000     Massachusetts State
                Consolidated Loan, Series C, GO
                5.25%, 08/01/14..............................      5,633,800
  1,750,000     Massachusetts State
                Consolidated Loan, Series C, GO
                5.25%, 08/01/15..............................      1,971,830
  3,500,000     Massachusetts State
                Consolidated Loan, Series D, GO
                5.00%, 11/01/11..............................      3,883,075
  2,000,000     Massachusetts State
                Consolidated Loan, Series D, GO
                5.00%, 11/01/14..............................      2,103,740
  1,445,000     Massachusetts State Development
                Finance Agency, Clark University
                5.25%, 07/01/16..............................      1,501,167
  1,355,000     Massachusetts State Development
                Finance Agency, Mount Holyoke College
                5.50%, 07/01/13..............................      1,513,955
  1,030,000     Massachusetts State Development
                Finance Agency
                Visual & Performing Arts Project
                5.75%, 08/01/13..............................      1,186,045
  2,700,000     Massachusetts State Federal Highway
                Grant Anticipation Notes, Series A
                5.25%, 06/15/08..............................      2,993,841
  1,000,000     Massachusetts State Federal Highway
                Grant Anticipation Notes, Series A
                5.75%, 06/15/09..............................      1,141,230
  1,000,000     Massachusetts State Federal Highway
                Grant Anticipation Notes, Series A
                5.25%, 12/15/11..............................      1,093,760
  2,000,000     Massachusetts State Government
                Land Bank, Series B
                5.25%, 02/01/06..............................      2,179,800
  2,000,000     Massachusetts State HEFA
                Baystate Medical Center, Series D
                6.00%, 07/01/15
                Insured: FGIC................................      2,089,780
    890,000     Massachusetts State HEFA
                Baystate Medical Center, Series F
                5.75%, 07/01/13..............................        972,645
  2,500,000     Massachusetts State HEFA
                Boston Medical Center, Series A
                5.25%, 07/01/15
                Insured: MBIA................................      2,645,375
  1,900,000     Massachusetts State HEFA
                Brandeis University, Series I
                5.25%, 10/01/12
                Insured: MBIA................................      2,069,119





                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS  (CONTINUED)

 $1,500,000     Massachusetts State HEFA
                Brandeis University, Series I
                5.25%, 10/01/14
                Insured: MBIA................................  $   1,611,210
  1,175,000     Massachusetts State HEFA
                Dana-Farber Cancer Project
                Series G-1
                6.25%, 12/01/09..............................      1,272,913
  1,980,000     Massachusetts State HEFA
                Harvard University, Series AA
                5.50%, 01/15/09..............................      2,228,035
  1,000,000     Massachusetts State HEFA
                Harvard University, Series Z
                5.50%, 01/15/11..............................      1,139,830
  2,000,000     Massachusetts State HEFA
                Massachusetts General Hospital, Series G
                5.38%, 07/01/11
                Insured: AMBAC...............................      2,076,580
  1,000,000     Massachusetts State HEFA
                Massachusetts Institute of Technology
                Series K
                5.25%, 07/01/12..............................      1,137,900
  2,500,000     Massachusetts State HEFA
                Partners Healthcare System, Series A
                5.25%, 07/01/15
                Insured: MBIA................................      2,626,075
  2,465,000     Massachusetts State HEFA
                Partners Healthcare System, Series A
                5.38%, 07/01/17
                Insured: MBIA................................      2,579,869
  4,670,000     Massachusetts State HEFA
                Partners Healthcare System, Series B
                5.25%, 07/01/10..............................      5,112,576
  1,000,000     Massachusetts State HEFA
                Simmons College, Series C
                5.00%, 10/01/14
                Insured: MBIA................................      1,058,390
  2,000,000     Massachusetts State HEFA
                Smith College, Series D
                Pre-refunded 07/01/04
                5.75%, 07/01/16..............................      2,172,260
  2,000,000     Massachusetts State HEFA
                University of Massachusetts, Series A
                5.25%, 07/01/14
                Insured: AMBAC...............................      2,138,340
  1,475,000     Massachusetts State HEFA
                University of Massachusetts Project
                Series C
                5.25%, 10/01/13
                Insured: MBIA................................      1,635,981
  1,245,000     Massachusetts State HFA
                Series A
                5.85%, 12/01/08
                Insured: MBIA................................      1,318,642
  4,950,000     Massachusetts State HFA
                Housing Project, Series A
                6.30%, 10/01/13
                Insured: AMBAC-TCRS..........................      5,131,516



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS  (CONTINUED)

 $1,590,000     Massachusetts State HFA
                Multi-Family Housing, Series A
                6.10%, 07/01/15
                Insured: MBIA................................  $   1,672,950
  2,805,000     Massachusetts State HFA
                Rental Housing Mortgage, Series C, AMT
                5.45%, 07/01/18
                Insured: AMBAC...............................      2,880,314
  1,750,000     Massachusetts State HFA
                Residential Development, Series A
                6.88%, 11/15/11
                Insured: FNMA................................      1,785,630
  1,000,000     Massachusetts State IFA
                Refusetech, Inc. Project, Series A
                6.30%, 07/01/05..............................      1,041,530
  1,550,000     Massachusetts State IFA
                Worcester Polytechnic Institute
                5.13%, 09/01/17
                Insured: MBIA................................      1,614,588
  1,390,000     Massachusetts State Port Authority
                Series A
                6.00%, 07/01/04..............................      1,474,429
  1,050,000     Massachusetts State Port Authority
                Series A
                6.00%, 07/01/13..............................      1,093,165
  1,385,000     Massachusetts State Port Authority
                Series B, AMT
                5.25%, 07/01/14..............................      1,434,638
  2,000,000     Massachusetts State, SP OB, Series A
                5.50%, 06/01/07..............................      2,138,480
  2,780,000     Massachusetts State, SP OB, Series A
                Pre-refunded 06/01/04
                5.75%, 06/01/11..............................      2,983,218
    700,000     Massachusetts State, SP OB, Series A
                Pre-refunded 06/01/04
                5.75%, 06/01/12..............................        751,170
  1,500,000     Massachusetts State, SP OB
                Consolidated Loan, Series A
                5.00%, 06/01/10
                Insured: FGIC................................      1,648,500
    935,000     Massachusetts State WPAT, Series A
                5.45%, 02/01/13..............................      1,072,501
    890,000     Massachusetts State WPAT
                Loan Program, Series A
                Pre-refunded 08/01/06
                5.25%, 08/01/14..............................        991,683
  1,350,000     Massachusetts State WPAT
                MWRA Program, Series A
                5.00%, 08/01/09..............................      1,490,157
  2,000,000     Massachusetts State WPAT
                MWRA Project, Series A
                5.25%, 08/01/05..............................      2,164,540
  1,280,000     Massachusetts State WPAT
                New Bedford Project, Series A
                Pre-refunded 02/01/06
                5.70%, 02/01/12..............................      1,426,918


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS  (CONTINUED)

 $2,835,000     Massachusetts State WPAT
                New Bedford Project, Series A
                Pre-refunded 02/01/06
                5.70%, 02/01/15..............................  $   3,160,401
    865,000     Massachusetts State WPAT
                Pooled Loan Program, Series 1
                Pre-refunded 08/01/03
                5.60%, 08/01/13..............................        906,728
  1,225,000     Massachusetts State WPAT
                Pooled Loan Program, Series 1
                Unrefunded balance
                5.60%, 08/01/13..............................      1,281,571
    730,000     Massachusetts State WPAT
                Pooled Loan Program, Series 2
                6.13%, 02/01/07..............................        827,594
  1,000,000     Massachusetts State WPAT
                Pooled Loan Program, Series 7
                5.25%, 02/01/13..............................      1,102,220
  1,000,000     Massachusetts State WPAT
                Pooled Loan Program, Series 8
                5.00%, 08/01/11..............................      1,104,120
  3,000,000     Massachusetts State WRA, Series A
                Pre-refunded 11/01/06
                5.60%, 11/01/26
                Insured: FGIC................................      3,396,510
  1,000,000     Massachusetts State WRA, Series B
                5.88%, 11/01/04..............................      1,020,000
  2,000,000     Massachusetts State WRA, Series B
                6.00%, 11/01/05..............................      2,040,000
  2,000,000     Massachusetts State WRA, Series C
                6.00%, 12/01/11..............................      2,365,240
  2,750,000     Massachusetts State WRA, Series C
                Pre-refunded 12/01/04
                5.25%, 12/01/20
                Insured: MBIA IBC............................      3,001,020
  1,000,000     Massachusetts State WRA, Series D
                5.50%, 08/01/10..............................      1,134,510
  1,775,000     Medford, GO
                5.00%, 02/15/10
                Insured: MBIA................................      1,949,447
  1,405,000     Mendon-Upton Regional
                School District, GO
                5.50%, 06/01/15
                Insured: FGIC................................      1,517,512
  2,250,000     Nantucket Island, GO
                5.25%, 07/15/10
                Insured: MBIA................................      2,442,173
     90,000     Nantucket Island, GO
                6.80%, 12/01/11..............................         91,332
  1,500,000     Palmer, GO
                5.50%, 10/01/10
                Insured: MBIA................................      1,576,740
    510,000     Peabody, Series A, GO
                5.00%, 08/01/14..............................        541,232
  1,000,000     Pioneer Valley Regional School District
                5.00%, 06/15/12
                Insured: AMBAC...............................      1,104,300



    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS  (CONTINUED)

 $1,000,000     Pittsfield, GO
                5.00%, 04/15/11
                Insured: MBIA................................  $   1,101,910
  1,035,000     Randolph, GO
                6.00%, 04/01/04
                Insured: FGIC................................      1,096,386
  1,000,000     Route 3 North Transportation
                Improvement Association
                5.75%, 06/15/13
                Insured: MBIA................................      1,119,380
  2,000,000     Route 3 North Transportation
                Improvement Association
                5.75%, 06/15/14
                Insured: MBIA................................      2,238,760
  2,000,000     Route 3 North Transportation
                Improvement Association
                5.75%, 06/15/15
                Insured: MBIA................................      2,238,760
  1,000,000     Route 3 North Transportation
                Improvement Association
                5.75%, 06/15/18
                Insured: MBIA................................      1,152,770
  1,050,000     Sandwich, GO
                5.75%, 08/15/11..............................      1,219,943
  1,000,000     Springfield, Municipal Purpose Loan, GO
                5.30%, 08/01/11
                Insured: AMBAC...............................      1,084,130
  1,000,000     Springfield, Municipal Purpose Loan, GO
                5.30%, 08/01/13
                Insured: AMBAC...............................      1,074,960
  1,255,000     Sutton, GO
                5.25%, 04/01/06
                Insured: MBIA................................      1,371,263
  3,000,000     University of Lowell Building Authority
                Fifth Series A
                5.63%, 11/01/14
                Insured: AMBAC...............................      3,289,290
  1,455,000     University of Massachusetts Building
                Authority, Series 2
                5.50%, 11/01/09
                Insured: AMBAC...............................      1,653,331
  1,000,000     Westfield, GO
                5.00%, 12/15/06
                Insured: MBIA................................      1,102,010
  1,705,000     Westford, GO
                5.50%, 04/01/07
                Insured: FGIC................................      1,901,996
  1,095,000     Whitman Hanson Regional School District
                5.00%, 06/15/08
                Insured: FGIC................................      1,205,507
  2,000,000     Wilmington, GO
                5.00%, 06/15/07..............................      2,207,260
  1,000,000     Worcester, Series G, GO
                5.30%, 07/01/15
                Insured: MBIA................................      1,054,150


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

    PAR VALUE                                                        VALUE
    ---------                                                      ---------

                MASSACHUSETTS  (CONTINUED)

 $1,875,000     Worcester, Municipal Purpose Loan
                Series B, GO
                5.25%, 11/01/14
                Insured: MBIA................................  $   2,019,731
                                                               -------------
                                                                 255,205,839
                                                               -------------

                MISSISSIPPI - 0.77%

  2,000,000     Mississippi State, GO
                5.50%, 09/01/09..............................      2,273,260
                                                               -------------

                NORTH CAROLINA - 0.44%

  1,160,000     North Carolina State, Series A, GO
                5.00%, 09/01/08..............................      1,285,663
                                                               -------------

                PUERTO RICO - 2.32%

    500,000     Childrens Trade Fund
                Tobacco Settlement Revenue
                5.00%, 05/15/09..............................        526,125
  2,675,000     Puerto Rico Commonwealth Highway &
                Transportation Authority
                5.25%, 07/01/13
                Insured: MBIA................................      2,925,086
  2,000,000     Puerto Rico Industrial Tourist Educational
                Medical & Environmental Control Facilities
                Inter American University, Series A
                5.25%, 10/01/12
                Insured: MBIA................................      2,225,220
  1,000,000     Puerto Rico Municipal Finance Agency
                Series A, GO
                5.50%, 08/01/09
                Insured: FSA.................................      1,139,030
                                                               -------------
                                                                   6,815,461
                                                               -------------

                SOUTH CAROLINA - 0.90%

  2,310,000     South Carolina State, Series B, GO
                5.50%, 04/01/11..............................      2,633,007
                                                               -------------

                WYOMING - 3.06%

  5,000,000     Lincoln County, PCR
                Exxon Project, Series B
                1.89%, 11/01/14 (A)..........................      5,000,000
  1,000,000     Unita County, PCR
                Chevron U.S.A., Inc. Project
                1.90%, 04/01/10 (A)..........................      1,000,000
  3,000,000     Uinta County, PCR
                Chevron U.S.A., Inc. Project
                1.90%, 08/15/20 (A)..........................      3,000,000
                                                               -------------
                                                                   9,000,000
                                                               -------------
                TOTAL MUNICIPAL SECURITIES ..................    285,949,517
                                                               -------------
                (Cost $270,116,469)



     SHARES                                                          VALUE
    ---------                                                      ---------

INVESTMENT COMPANIES - 2.32%

    143,816     Dreyfus Tax-Exempt
                Cash Management Fund.........................  $     143,816
  6,657,156     Federated Tax-Free Obligations Fund .........      6,657,156
                                                               -------------
                TOTAL INVESTMENT COMPANIES ..................      6,800,972
                                                               -------------
                (Cost $6,800,972)

TOTAL INVESTMENTS - 99.69%...................................    292,750,489
                                                               -------------
(Cost $276,917,441)

NET OTHER ASSETS AND LIABILITIES - 0.31%.....................        920,941
                                                               -------------
NET ASSETS - 100.00%.........................................  $ 293,671,430
                                                               =============

-----------------------------------------------
(A)           Variable Rate Bond. Interest rate shown reflects rate in effect on
              October 31, 2002.
ACES          Automatically Convertible Securities
AMBAC         American Municipal Bond Assurance Corp.
AMBAC-TCRS    AMBAC Transferable Custody Receipts
AMT           Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
FGIC          Federal Guaranty Insurance Corp.
FNMA          Federal National Mortgage Association
FSA           Financial Security Assurance Co.
GO            General Obligation
HEFA          Health and Educational Facilities Authority
HFA           Housing Finance Agency
IFA           Industrial Finance Agency
LOC           Letter of Credit
MBIA          Municipal Bond Insurance Association
MBIA IBC      MBIA Insured Bond Certificate
MWRA          Massachusetts Water Resources Authority
PCR           Pollution Control Revenue
SP OB         Special Obligation
WPAT          Water Pollution Abatement Trust
WRA           Water Resource Authority


                       SEE NOTES TO FINANCIAL STATEMENTS.

                       This page left blank intentionally.

--------------------------------------------------------------------------------
GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002



                                                                                     CONNECTICUT         FLORIDA      MASSACHUSETTS
                                                                    TAX-EXEMPT        MUNICIPAL         MUNICIPAL       MUNICIPAL
                                                                     BOND FUND        BOND FUND         BOND FUND       BOND FUND
                                                                  --------------    -------------    --------------   -------------

ASSETS:
   Investments (Note 2):
     Investments at cost......................................    $  191,810,072    $  51,505,301    $   72,891,641   $ 111,557,275
     Net unrealized appreciation..............................        14,527,148        3,741,857         4,211,874       6,768,441
                                                                  --------------    -------------    --------------   -------------
       Total investments at value.............................       206,337,220       55,247,158        77,103,515     118,325,716
   Cash.......................................................                --              283                --          49,116
   Receivable for investments sold............................                --               --                --              --
   Receivable for shares sold.................................           191,063           13,781            50,000          86,182
   Interest and dividend receivables..........................         2,899,120          630,508         1,059,951       1,658,768
   Deferred organizational expense (Note 2)...................                --               --                --              --
                                                                  --------------    -------------    --------------   -------------
       Total Assets...........................................       209,427,403       55,891,730        78,213,466     120,119,782
                                                                  --------------    -------------    --------------   -------------
LIABILITIES:
   Dividends payable..........................................           446,500          132,717           240,749         302,236
   Payable for investments purchased..........................                --          260,874                --              --
   Payable for shares repurchased.............................           177,739               --                --              --
   Payable to custodian.......................................                --               --             1,000              --
   Payable to Fleet and affiliates (Note 3)...................           122,142           38,997            43,366          75,946
   Trustees' fees and expenses payable (Note 3)...............             5,643            1,408               718           2,685
   Accrued expenses and other payables........................            35,969           24,631            13,203          26,679
                                                                  --------------    -------------    --------------   -------------
     Total Liabilities........................................           787,993          458,627           299,036         407,546
                                                                  --------------    -------------    --------------   -------------
NET ASSETS....................................................    $  208,639,410    $  55,433,103    $   77,914,430   $ 119,712,236
                                                                  ==============    =============    ==============   =============

NET ASSETS CONSIST OF:
   Par value (Note 5).........................................    $       18,240    $       5,010    $        7,467   $      11,078
   Paid-in capital in excess of par value.....................       192,943,022       52,461,469        74,983,406     114,131,921
   Undistributed (overdistributed) net investment income......           (16,641)         (14,600)              223         (19,706)
   Accumulated net realized gain (loss) on investments sold...         1,167,641         (760,633)       (1,288,540)     (1,179,498)
   Unrealized appreciation of investments.....................        14,527,148        3,741,857         4,211,874       6,768,441
                                                                  --------------    -------------    --------------   -------------
TOTAL NET ASSETS..............................................    $  208,639,410    $  55,433,103    $   77,914,430   $ 119,712,236
                                                                  ==============    =============    ==============   =============
Retail A Shares:
   Net Assets.................................................    $   16,986,151    $  19,439,220               N/A   $  31,523,214
   Shares of beneficial interest outstanding..................         1,484,825        1,756,819               N/A       2,917,057
   NET ASSET VALUE and redemption price per share.............    $        11.44    $       11.07               N/A   $       10.81
   Sales charge - 4.75% of offering price.....................              0.57             0.55               N/A            0.54
                                                                  --------------    -------------    --------------   -------------
   Maximum offering price per share...........................    $        12.01    $       11.62               N/A   $       11.35
                                                                  ==============    =============    ==============   =============

Retail B Shares:
   Net Assets.................................................    $    2,584,776    $     263,166               N/A   $     389,155
   Shares of beneficial interest outstanding..................           225,959           23,783               N/A          36,011
                                                                  --------------    -------------    --------------   -------------
   NET ASSET VALUE and offering price per share*..............    $        11.44    $       11.07               N/A   $       10.81
                                                                  ==============    =============    ==============   =============

Trust Shares:
   Net Assets.................................................    $  189,068,483    $  35,730,717    $   77,914,430   $  87,799,867
   Shares of beneficial interest outstanding..................        16,529,585        3,229,118         7,466,957       8,124,556
                                                                  --------------    -------------    --------------   -------------
   NET ASSET VALUE, offering and redemption price per share...    $        11.44    $       11.07    $        10.43   $       10.81
                                                                  ==============    =============    ==============   =============




                                                                    NEW JERSEY        NEW YORK        PENNSYLVANIA    RHODE ISLAND
                                                                     MUNICIPAL        MUNICIPAL         MUNICIPAL       MUNICIPAL
                                                                     BOND FUND        BOND FUND         BOND FUND       BOND FUND
                                                                  --------------    -------------    --------------   -------------
ASSETS:
   Investments (Note 2):
     Investments at cost......................................    $   81,902,023    $  98,052,203    $   24,415,515   $ 133,485,259
     Net unrealized appreciation..............................         4,175,279        6,742,557         1,446,222       7,788,164
                                                                  --------------    -------------    --------------   -------------
       Total investments at value.............................        86,077,302      104,794,760        25,861,737     141,273,423
   Cash.......................................................                --               --                --              --
   Receivable for investments sold............................         1,088,474               --                --              --
   Receivable for shares sold.................................           199,363           75,486                --          38,300
   Interest and dividend receivables..........................         1,074,337        1,298,568           296,322       1,438,179
   Deferred organizational expense (Note 2)...................             1,424               --                --              --
                                                                  --------------    -------------    --------------   -------------
       Total Assets...........................................        88,440,900      106,168,814        26,158,059     142,749,902
                                                                  --------------    -------------    --------------   -------------
LIABILITIES:
   Dividends payable..........................................           209,716          233,121            74,903         395,281
   Payable for investments purchased..........................                --               --                --       2,962,398
   Payable for shares repurchased.............................           141,838           27,980           222,399           1,230
   Payable to custodian.......................................                --               --                --          19,530
   Payable to Fleet and affiliates (Note 3)...................            56,369           67,005            13,968          80,028
   Trustees' fees and expenses payable (Note 3)...............             1,046            2,713               126           1,784
   Accrued expenses and other payables........................            40,928           28,883            11,074          24,568
                                                                  --------------    -------------    --------------   -------------
     Total Liabilities........................................           449,897          359,702           322,470       3,484,819
                                                                  --------------    -------------    --------------   -------------
NET ASSETS....................................................    $   87,991,003    $ 105,809,112    $   25,835,589   $ 139,265,083
                                                                  ==============    =============    ==============   =============

NET ASSETS CONSIST OF:
   Par value (Note 5).........................................    $        8,404    $       8,978    $        2,512   $      12,209
   Paid-in capital in excess of par value.....................        83,207,180       98,553,141        25,896,337     132,218,917
   Undistributed (overdistributed) net investment income......            28,045               --            (5,954)        (10,905)
   Accumulated net realized gain (loss) on investments sold...           572,095          504,436        (1,503,528)       (743,302)
   Unrealized appreciation of investments.....................         4,175,279        6,742,557         1,446,222       7,788,164
                                                                  --------------    -------------    --------------   -------------
TOTAL NET ASSETS..............................................    $   87,991,003    $ 105,809,112    $   25,835,589   $ 139,265,083
                                                                  ==============    =============    ==============   =============
Retail A Shares:
   Net Assets.................................................    $   10,127,984    $  29,835,033    $           --   $  45,682,933
   Shares of beneficial interest outstanding..................           967,459        2,531,398                --       4,004,744
   NET ASSET VALUE and redemption price per share.............    $        10.47    $       11.79    $           --   $       11.41
   Sales charge - 4.75% of offering price.....................              0.52             0.59                --            0.57
                                                                  --------------    -------------    --------------   -------------
   Maximum offering price per share...........................    $        10.99    $       12.38    $           --   $       11.98
                                                                  ==============    =============    ==============   =============

Retail B Shares:
   Net Assets.................................................    $      308,869    $     341,700    $           --   $     439,515
   Shares of beneficial interest outstanding..................            29,503           28,991                --          38,533
                                                                  --------------    -------------    --------------   -------------
   NET ASSET VALUE and offering price per share*..............    $        10.47    $       11.79    $           --   $       11.41
                                                                  ==============    =============    ==============   =============

Trust Shares:
   Net Assets.................................................    $   77,554,150    $  75,632,379    $   25,835,589   $  93,142,635
   Shares of beneficial interest outstanding..................         7,407,510        6,417,296         2,511,698       8,165,491
                                                                  --------------    -------------    --------------   -------------
   NET ASSET VALUE, offering and redemption price per share...    $        10.47    $       11.79    $        10.29   $       11.41
                                                                  ==============    =============    ==============   =============



                                                                                    CONNECTICUT       MASSACHUSETTS
                                                                   INTERMEDIATE     INTERMEDIATE      INTERMEDIATE
                                                                    TAX-EXEMPT        MUNICIPAL         MUNICIPAL
                                                                    BOND FUND         BOND FUND         BOND FUND
                                                                  --------------    -------------    --------------
ASSETS:
   Investments (Note 2):
     Investments at cost......................................    $  255,439,822    $ 116,979,721    $  276,917,441
     Net unrealized appreciation..............................        14,112,985        8,539,005        15,833,048
                                                                  --------------    -------------    --------------
       Total investments at value.............................       269,552,807      125,518,726       292,750,489
   Cash.......................................................                --               --                --
   Receivable for investments sold............................                --               --                --
   Receivable for shares sold.................................            49,296           12,000           378,667
   Interest and dividend receivables..........................         3,655,404        1,931,574         3,958,928
   Deferred organizational expense (Note 2)...................                --               --                --
                                                                  --------------    -------------    --------------
       Total Assets...........................................       273,257,507      127,462,300       297,088,084
                                                                  --------------    -------------    --------------
LIABILITIES:
   Dividends payable..........................................           762,749          360,353           738,312
   Payable for investments purchased..........................         1,096,480               --         2,169,823
   Payable for shares repurchased.............................            55,934          101,673           295,756
   Payable to custodian.......................................                --               --                --
   Payable to Fleet and affiliates (Note 3)...................           152,603           75,579           170,640
   Trustees' fees and expenses payable (Note 3)...............             2,896            1,499             2,835
   Accrued expenses and other payables........................            31,554           31,490            39,288
                                                                  --------------    -------------    --------------
     Total Liabilities........................................         2,102,216          570,594         3,416,654
                                                                  --------------    -------------    --------------
NET ASSETS....................................................    $  271,155,291    $ 126,891,706    $  293,671,430
                                                                  ==============    =============    ==============

NET ASSETS CONSIST OF:
   Par value (Note 5).........................................     $      25,567    $      11,558    $       27,285
   Paid-in capital in excess of par value.....................       257,872,649      119,883,490       280,162,601
   Undistributed (overdistributed) net investment income......              (302)          (1,048)               (1)
   Accumulated net realized gain (loss) on investments sold...          (855,608)      (1,541,299)       (2,351,503)
   Unrealized appreciation of investments.....................        14,112,985        8,539,005        15,833,048
                                                                  --------------    -------------    --------------
TOTAL NET ASSETS..............................................     $ 271,155,291    $ 126,891,706    $  293,671,430
                                                                  ==============    =============    ==============
Retail A Shares:
   Net Assets.................................................    $   11,946,695    $  22,026,804    $   72,453,594
   Shares of beneficial interest outstanding..................         1,126,481        2,006,295         6,731,378
   NET ASSET VALUE and redemption price per share.............    $        10.61    $       10.98    $        10.76
   Sales charge - 4.75% of offering price.....................              0.53             0.55              0.54
                                                                  --------------    -------------    --------------
   Maximum offering price per share...........................    $        11.14    $       11.53    $        11.30
                                                                  ==============    =============    ==============

Retail B Shares:
   Net Assets.................................................    $      226,616    $     137,740    $    1,176,047
   Shares of beneficial interest outstanding..................            21,368           12,548           109,268
                                                                  --------------    -------------    --------------
   NET ASSET VALUE and offering price per share*..............    $        10.61    $       10.98    $        10.76
                                                                  ==============    =============    ==============

Trust Shares:
   Net Assets.................................................    $  258,981,980    $ 104,727,162    $  220,041,789
   Shares of beneficial interest outstanding..................        24,419,299        9,539,186        20,444,775
                                                                  --------------    -------------    --------------
   NET ASSET VALUE, offering and redemption price per share...    $        10.61    $       10.98    $        10.76
                                                                  ==============    =============    ==============

----------------------------------------
*  Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      60-61

--------------------------------------------------------------------------------
GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002


                                                                                     CONNECTICUT         FLORIDA      MASSACHUSETTS
                                                                    TAX-EXEMPT        MUNICIPAL         MUNICIPAL       MUNICIPAL
                                                                     BOND FUND        BOND FUND         BOND FUND       BOND FUND
                                                                  --------------    -------------    --------------   -------------
INVESTMENT INCOME:
   Interest (Note 2)..........................................    $    9,915,253    $   2,768,627    $    3,314,590   $   5,397,587
   Dividends (Note 2).........................................           104,020           25,339            46,112          44,817
                                                                  --------------    -------------    --------------   -------------
     Total investment income..................................        10,019,273        2,793,966         3,360,702       5,442,404
                                                                  --------------    -------------    --------------   -------------
EXPENSES:
   Investment advisory fee (Note 3)...........................         1,563,415          445,248           560,979         861,777
   Administration fee (Note 3)................................           137,156           39,029            49,236          75,615
   Custodian fee..............................................            13,239            9,388             7,832          12,485
   Fund accounting fee (Note 3)...............................            73,639           53,931            40,668          58,074
   Professional fees (Note 3).................................            23,152           19,377            18,535          19,532
   Transfer agent fee (Note 3)................................            14,633           12,406             5,022          13,983
   Shareholder servicing and 12b-1 fees (Note 3)..............            48,525           36,361                --          46,531
   Trustees' fees and expenses (Note 3).......................             2,545              795               828           1,711
   Amortization of organization costs (Note 2)................                --               --                --              --
   Reports to shareholders....................................            31,371           19,004             1,959          25,857
   Miscellaneous..............................................            48,116           25,269            12,825          26,544
                                                                  --------------    -------------    --------------   -------------
     Total expenses before reimbursement/waiver...............         1,955,791          660,808           697,884       1,142,109
                                                                  --------------    -------------    --------------   -------------
     Less: reimbursement/waiver (Note 4)......................          (422,910)        (133,830)         (156,495)       (237,143)
                                                                  --------------    -------------    --------------   -------------
     Total expenses net of reimbursement/waiver...............         1,532,881          526,978           541,389         904,966
                                                                  --------------    -------------    --------------   -------------
NET INVESTMENT INCOME.........................................         8,486,392        2,266,988         2,819,313       4,537,438
                                                                  --------------    -------------    --------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 2 & 6):
   Net realized gain on investments sold......................         1,222,631          127,371            63,800          28,598
   Net change in unrealized appreciation (depreciation)
      of investments .........................................         2,615,704          403,422           767,489       1,599,316
                                                                  --------------    -------------    --------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........         3,838,335          530,793           831,289       1,627,914
                                                                  --------------    -------------    --------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........    $   12,324,727    $   2,797,781    $    3,650,602   $   6,165,352
                                                                  ==============    =============    ==============   =============




                                                                    NEW JERSEY        NEW YORK        PENNSYLVANIA     RHODE ISLAND
                                                                     MUNICIPAL        MUNICIPAL         MUNICIPAL       MUNICIPAL
                                                                     BOND FUND        BOND FUND         BOND FUND       BOND FUND
                                                                  --------------    -------------    --------------   -------------
INVESTMENT INCOME:
   Interest (Note 2)..........................................    $    4,397,735    $   4,681,270    $    1,172,139   $   6,364,392
   Dividends (Note 2).........................................            27,540           53,915            14,363          56,479
                                                                  --------------    -------------    --------------   -------------
     Total investment income..................................         4,425,275        4,735,185         1,186,502       6,420,871
                                                                  --------------    -------------    --------------   -------------
EXPENSES:
   Investment advisory fee (Note 3)...........................           709,627          753,416           199,613         985,167
   Administration fee (Note 3)................................            62,216           66,116            17,481          86,459
   Custodian fee..............................................             5,931           10,800             7,397          12,401
   Fund accounting fee (Note 3)...............................            60,001           54,805            27,419          60,441
   Professional fees (Note 3).................................            25,060           22,541            22,264          21,414
   Transfer agent fee (Note 3)................................             7,300           19,488             5,019           7,161
   Shareholder servicing and 12b-1 fees (Note 3)..............             7,522           47,349                --           2,021
   Trustees' fees and expenses (Note 3).......................             1,406            1,261               258           1,512
   Amortization of organization costs (Note 2)................             3,398               --                --              --
   Reports to shareholders....................................            15,294           33,911               998          15,490
   Miscellaneous..............................................            32,029           37,361            11,545          25,681
                                                                  --------------    -------------    --------------   -------------
     Total expenses before reimbursement/waiver...............           929,784        1,047,048           291,994       1,217,747
                                                                  --------------    -------------    --------------   -------------
     Less: reimbursement/waiver (Note 4)......................          (195,236)        (207,014)          (68,620)       (268,711)
                                                                  --------------    -------------    --------------   -------------
     Total expenses net of reimbursement/waiver...............           734,548          840,034           223,374         949,036
                                                                  --------------    -------------    --------------   -------------
NET INVESTMENT INCOME.........................................         3,690,727        3,895,151           963,128       5,471,835
                                                                  --------------    -------------    --------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)

ON INVESTMENTS (NOTES 2 & 6):
   Net realized gain on investments sold......................           698,961          786,978           211,583         645,722
   Net change in unrealized appreciation (depreciation)
      of investments .........................................           (41,410)       1,044,228           329,901         613,941
                                                                  --------------    -------------    --------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........           657,551        1,831,206           541,484       1,259,663
                                                                  --------------    -------------    --------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........    $    4,348,278    $   5,726,357    $   1,504,612    $   6,731,498
                                                                  ==============    =============    ==============   =============




                                                                                     CONNECTICUT       MASSACHUSETTS
                                                                   INTERMEDIATE      INTERMEDIATE      INTERMEDIATE
                                                                     TAX-EXEMPT        MUNICIPAL         MUNICIPAL
                                                                     BOND FUND         BOND FUND         BOND FUND
                                                                  ---------------    -------------    --------------
INVESTMENT INCOME:
   Interest (Note 2)..........................................    $    11,301,626    $   6,330,700    $   12,023,555
   Dividends (Note 2).........................................            168,943           41,100           178,936
                                                                  ---------------    -------------    --------------
     Total investment income..................................         11,470,569        6,371,800        12,202,491
                                                                  ---------------    -------------    --------------
EXPENSES:
   Investment advisory fee (Note 3)...........................          1,988,431        1,001,505         1,998,732
   Administration fee (Note 3)................................            174,465           87,826           175,446
   Custodian fee..............................................             12,778           11,219            13,645
   Fund accounting fee (Note 3)...............................             77,853           54,106            77,063
   Professional fees (Note 3).................................             25,063           23,861            23,867
   Transfer agent fee (Note 3)................................              5,047            7,147            18,006
   Shareholder servicing and 12b-1 fees (Note 3)..............             17,261           32,552            89,920
   Trustees' fees and expenses (Note 3).......................              3,418            1,670             3,118
   Amortization of organization costs (Note 2)................                 --               --                --
   Reports to shareholders....................................             22,738           20,885            33,529
   Miscellaneous..............................................             53,159           31,964            34,784
                                                                  ---------------    -------------    --------------
     Total expenses before reimbursement/waiver...............          2,380,213        1,272,735         2,468,110
                                                                  ---------------    -------------    --------------
     Less: reimbursement/waiver (Note 4)......................           (536,299)        (273,068)         (538,995)
                                                                  ---------------    -------------    --------------
     Total expenses net of reimbursement/waiver...............          1,843,914          999,667         1,929,115
                                                                  ---------------    -------------    --------------
NET INVESTMENT INCOME.........................................          9,626,655        5,372,133        10,273,376
                                                                  ---------------    -------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 2 & 6):
   Net realized gain on investments sold......................          1,362,305          439,316            61,277
   Net change in unrealized appreciation (depreciation)
      of investments .........................................          1,133,628          114,652         2,592,873
                                                                  ---------------    -------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........          2,495,933          553,968         2,654,150
                                                                  ---------------    -------------    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........    $    12,122,588    $   5,926,101    $   12,927,526
                                                                  ===============    =============    ==============




                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      62-63

--------------------------------------------------------------------------------
GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         TAX-EXEMPT                         CONNECTICUT
                                                                         BOND FUND                      MUNICIPAL BOND FUND
                                                             --------------------------------     -------------------------------
                                                                  YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                                  2002              2001              2002               2001
                                                             -------------      -------------     -------------     -------------
NET ASSETS AT BEGINNING OF PERIOD..........................  $ 212,432,857      $ 199,070,668     $  59,018,091     $  48,599,757
                                                             -------------      -------------     -------------     -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income...................................      8,486,392          8,804,214         2,266,988         2,200,776
   Net realized gain (loss) on investments sold............      1,222,631          2,397,534           127,371           214,825
   Net change in unrealized appreciation of investments....      2,615,704          9,551,981           403,422         2,539,104
                                                             -------------      -------------     -------------     -------------
     Net increase in net assets resulting from operations .     12,324,727         20,753,729         2,797,781         4,954,705
                                                             -------------      -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income...................................       (716,203)          (819,928)         (892,815)       (1,088,243)
   Net realized gain on investments........................       (151,477)                --                --                --
                                                             -------------      -------------     -------------     -------------
     Total Distributions...................................       (867,680)          (819,928)         (892,815)       (1,088,243)
                                                             -------------      -------------     -------------     -------------

   RETAIL B SHARES:
   Net investment income...................................       (100,508)          (122,517)           (7,704)             (527)
   Net realized gain on investments........................        (25,651)                --                --                --
                                                             -------------      -------------     -------------     -------------
     Total Distributions...................................       (126,159)          (122,517)           (7,704)             (527)
                                                             -------------      -------------     -------------     -------------
   TRUST SHARES:
   Net investment income...................................     (7,654,221)        (7,861,769)       (1,355,830)       (1,112,006)
   Net realized gain on investments........................     (1,461,833)                --                --                --
                                                             -------------      -------------     -------------     -------------
     Total Distributions...................................     (9,116,054)        (7,861,769)       (1,355,830)       (1,112,006)
                                                             -------------      -------------     -------------     -------------
     Total Distributions to shareholders...................    (10,109,893)        (8,804,214)       (2,256,349)       (2,200,776)
                                                             -------------      -------------     -------------     -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ........     (6,008,281)         1,412,674        (4,126,420)        7,664,405
                                                             -------------      -------------     -------------     -------------
   Net increase (decrease) in net assets...................     (3,793,447)        13,362,189        (3,584,988)       10,418,334
                                                             -------------      -------------     -------------     -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).............  $ 208,639,410      $ 212,432,857     $  55,433,103     $  59,018,091
                                                             =============      =============     =============     =============
(A) Undistributed (overdistributed) net
   investment income.......................................  $     (16,641)     $     (14,883)    $     (14,600)    $     (14,614)
                                                             =============      =============     =============     =============

                                                                          FLORIDA                           MASSACHUSETTS
                                                                    MUNICIPAL BOND FUND                  MUNICIPAL BOND FUND
                                                             -------------------------------      -------------------------------
                                                                  YEARS ENDED OCTOBER 31,             YEARS ENDED OCTOBER 31,
                                                                  2002              2001               2002             2001
                                                             --------------    -------------      -------------     -------------
NET ASSETS AT BEGINNING OF PERIOD..........................  $   71,354,831    $  61,773,044      $ 111,603,936     $  78,158,475
                                                             --------------    -------------      -------------     -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income...................................       2,819,313        2,488,094          4,537,438         3,846,633
   Net realized gain (loss) on investments sold............          63,800          (62,497)            28,598           219,540
   Net change in unrealized appreciation of investments....         767,489        2,955,998          1,599,316         4,633,296
                                                             --------------    -------------      -------------     -------------
     Net increase in net assets resulting from operations .       3,650,602        5,381,595          6,165,352         8,699,469
                                                             --------------    -------------      -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income...................................             N/A              N/A         (1,218,953)       (1,374,435)
   Net realized gain on investments........................             N/A              N/A                 --                --
                                                             --------------    -------------      -------------     -------------
     Total Distributions...................................             N/A              N/A         (1,218,953)       (1,374,435)
                                                             --------------    -------------      -------------     -------------

   RETAIL B SHARES:
   Net investment income...................................             N/A              N/A            (11,043)           (5,325)
   Net realized gain on investments........................             N/A              N/A                 --                --
                                                             --------------    -------------      -------------     -------------
     Total Distributions...................................             N/A              N/A            (11,043)           (5,325)
                                                             --------------    -------------      -------------     -------------
   TRUST SHARES:
   Net investment income...................................      (2,819,117)      (2,488,094)        (3,296,078)       (2,466,873)
   Net realized gain on investments........................              --               --                 --                --
                                                             --------------    -------------      -------------     -------------
     Total Distributions...................................      (2,819,117)      (2,488,094)        (3,296,078)       (2,466,873)
                                                             --------------    -------------      -------------     -------------
     Total Distributions to shareholders...................      (2,819,117)      (2,488,094)        (4,526,074)       (3,846,633)
                                                             --------------    -------------      -------------     -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ........       5,728,114        6,688,286          6,469,022        28,592,625
                                                             --------------    -------------      -------------     -------------
   Net increase (decrease) in net assets...................       6,559,599        9,581,787          8,108,300        33,445,461
                                                             --------------    -------------      -------------     -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).............  $   77,914,430    $  71,354,831      $ 119,712,236     $ 111,603,936
                                                             ==============    =============      =============     =============
(A) Undistributed (overdistributed) net
   investment income.......................................  $          223    $         227      $     (19,706)    $     (19,706)
                                                             ==============    =============      =============     =============

-------------------------------------------------------
(1)    For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages
       70 - 72.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        64-65

--------------------------------------------------------------------------------
GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        NEW JERSEY                             NEW YORK
                                                                   MUNICIPAL BOND FUND                    MUNICIPAL BOND FUND
                                                             -------------------------------        -------------------------------
                                                                  YEARS ENDED OCTOBER 31,                YEARS ENDED OCTOBER 31,

                                                                  2002             2001                 2002               2001
                                                             -------------     -------------        -------------     -------------
NET ASSETS AT BEGINNING OF PERIOD..........................  $ 104,826,874     $  11,371,583        $ 101,310,395     $  89,211,316
                                                             -------------     -------------        -------------     -------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...................................      3,690,727         1,279,608            3,895,151         4,026,013
   Net realized gain (loss) on investments sold............        698,961           685,533              786,978           434,398
   Net change in unrealized appreciation (depreciation)
     of investments........................................        (41,410)          767,637            1,044,228         4,350,260
                                                             -------------     -------------        -------------     -------------
     Net increase in net assets resulting from operations .      4,348,278         2,732,778            5,726,357         8,810,671
                                                             -------------     -------------        -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A/CLASS A SHARES:
   Net investment income...................................       (391,156)         (173,434)          (1,246,360)       (1,653,572)
   Distributions in excess of net investment income .......             --                --                   --                --
   Net realized gain on investments........................        (62,938)               --                   --                --
                                                             -------------     -------------        -------------     -------------
     Total Distributions...................................       (454,094)         (173,434)          (1,246,360)       (1,653,572)
                                                             -------------     -------------        -------------     -------------
   RETAIL B SHARES:
   Net investment income...................................         (2,174)             (156)              (8,210)           (1,556)
   Net realized gain on investments........................            (99)               --                   --                --
                                                             -------------     -------------        -------------     -------------
     Total Distributions...................................         (2,273)             (156)              (8,210)           (1,556)
                                                             -------------     -------------        -------------     -------------
   TRUST/CLASS I SHARES:
   Net investment income...................................     (3,289,853)       (1,106,018)          (2,620,649)       (2,370,888)
   Distributions in excess of net investment income .......             --                --                   --                --
   Net realized gain on investments........................       (518,139)               --                   --                --
                                                             -------------     -------------        -------------     -------------
     Total Distributions...................................     (3,807,992)       (1,106,018)          (2,620,649)       (2,370,888)
                                                             -------------     -------------        -------------     -------------
   BKB SHARES:
   Net investment income...................................            N/A               N/A                  N/A               N/A
                                                             -------------     -------------        -------------     -------------
     Total Distributions...................................            N/A               N/A                  N/A               N/A
                                                             -------------     -------------        -------------     -------------
     Total Distributions to shareholders...................     (4,264,359)       (1,279,608)          (3,875,219)       (4,026,016)
                                                             -------------     -------------        -------------     -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ........    (16,919,790)       92,002,121            2,647,579         7,314,424
                                                             -------------     -------------        -------------     -------------
   Net increase (decrease) in net assets...................    (16,835,871)       93,455,291            4,498,717        12,099,079
                                                             -------------     -------------        -------------     -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).............  $  87,991,003     $ 104,826,874        $ 105,809,112     $ 101,310,395
                                                             =============     =============        =============     =============
(A) Undistributed (overdistributed) net investment income .  $      28,045     $      11,272        $          --     $          --
                                                             =============     =============        =============     =============


                                                                                  PENNSYLVANIA
                                                                               MUNICIPAL BOND FUND
                                                             ---------------------------------------------------------
                                                                 YEAR               PERIOD FROM              YEAR
                                                                 ENDED            JANUARY 1, 2001            ENDED
                                                              OCTOBER 31,               TO                DECEMBER 31,
                                                                  2002            OCTOBER 31, 2001            2000
                                                             --------------        -------------         -------------
NET ASSETS AT BEGINNING OF PERIOD..........................  $   24,050,971        $  24,817,260         $  32,303,000
                                                             --------------        -------------         -------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...................................         963,128              808,467             1,270,000
   Net realized gain (loss) on investments sold............         211,583              (89,377)           (1,363,000)
   Net change in unrealized appreciation (depreciation)
     of investments........................................         329,901              879,220             3,447,000
                                                             --------------        -------------         -------------
     Net increase in net assets resulting from operations .       1,504,612            1,598,310             3,354,000
                                                             --------------        -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A/CLASS A SHARES:
   Net investment income...................................              --               (7,139)              (14,000)
   Distributions in excess of net investment income .......              --                  (52)                   --
   Net realized gain on investments........................              --                   --                    --
                                                             --------------        -------------         -------------
     Total Distributions...................................              --               (7,191)              (14,000)
                                                             --------------        -------------         -------------
   RETAIL B SHARES:
   Net investment income...................................              --                   --                   N/A
   Net realized gain on investments........................              --                   --                   N/A
                                                             --------------        -------------         -------------
     Total Distributions...................................              --                   --                   N/A
                                                             --------------        -------------         -------------
   TRUST/CLASS I SHARES:
   Net investment income...................................        (960,363)            (804,304)           (1,256,000)
   Distributions in excess of net investment income .......              --               (5,868)                   --
   Net realized gain on investments........................              --                   --                    --
                                                             --------------        -------------         -------------
     Total Distributions...................................        (960,363)            (810,172)           (1,256,000)
                                                             --------------        -------------         -------------
   BKB SHARES:
   Net investment income...................................             N/A                  N/A                   N/A
                                                             --------------        -------------         -------------
     Total Distributions...................................             N/A                  N/A                   N/A
                                                             --------------        -------------         -------------
     Total Distributions to shareholders...................        (960,363)            (817,363)           (1,270,000)
                                                             --------------        -------------         -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ........       1,240,369           (1,547,236)           (9,570,000)
                                                             --------------        -------------         -------------
   Net increase (decrease) in net assets...................       1,784,618             (766,289)           (7,486,000)
                                                             --------------        -------------         -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).............  $   25,835,589        $  24,050,971         $  24,817,000
                                                             ==============        =============         =============
(A) Undistributed (overdistributed) net investment income .  $       (5,954)       $      (5,954)        $          --
                                                             ==============        =============         =============



                                                                      RHODE ISLAND
                                                                   MUNICIPAL BOND FUND
                                                            -----------------------------------
                                                                  YEARS ENDED OCTOBER 31,

                                                                2002                  2001
                                                            -------------         -------------
NET ASSETS AT BEGINNING OF PERIOD.......................... $ 128,732,228         $ 119,038,227
                                                            -------------         -------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...................................     5,471,835             5,495,324
   Net realized gain (loss) on investments sold............       645,722               161,920
   Net change in unrealized appreciation (depreciation)
     of investments........................................       613,941             5,992,462
                                                            -------------         -------------
     Net increase in net assets resulting from operations .     6,731,498            11,649,706
                                                            -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A/CLASS A SHARES:
   Net investment income...................................    (1,762,642)           (1,390,549)
   Distributions in excess of net investment income .......            --                    --
   Net realized gain on investments........................            --                    --
                                                            -------------         -------------
     Total Distributions...................................    (1,762,642)           (1,390,549)
                                                            -------------         -------------
   RETAIL B SHARES:
   Net investment income...................................        (8,217)               (1,084)
   Net realized gain on investments........................            --                    --
                                                            -------------         -------------
     Total Distributions...................................        (8,217)               (1,084)
                                                            -------------         -------------
   TRUST/CLASS I SHARES:
   Net investment income...................................    (3,680,683)           (3,819,133)
   Distributions in excess of net investment income .......            --                    --
   Net realized gain on investments........................            --                    --
                                                            -------------         -------------
     Total Distributions...................................    (3,680,683)           (3,819,133)
                                                            -------------         -------------
   BKB SHARES:
   Net investment income...................................           N/A              (284,558)
                                                            -------------         -------------
     Total Distributions...................................           N/A              (284,558)
                                                            -------------         -------------
     Total Distributions to shareholders...................    (5,451,542)           (5,495,324)
                                                            -------------         -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ........     9,252,899             3,539,619
                                                            -------------         -------------
   Net increase (decrease) in net assets...................    10,532,855             9,694,001
                                                            -------------         -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)............. $ 139,265,083         $ 128,732,228
                                                            =============         =============
(A) Undistributed (overdistributed) net investment income . $     (10,905)        $     (10,999)
                                                            =============         =============

---------------------------------------------------
(1)    For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages
       73 - 75.




                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      66-67

--------------------------------------------------------------------------------
GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      INTERMEDIATE                     CONNECTICUT INTERMEDIATE
                                                                  TAX-EXEMPT BOND FUND                    MUNICIPAL BOND FUND
                                                             -------------------------------        -------------------------------
                                                                 YEARS ENDED OCTOBER 31,                YEARS ENDED OCTOBER 31,
                                                                  2002             2001                 2002               2001
                                                             -------------     -------------        -------------     -------------
NET ASSETS AT BEGINNING OF PERIOD..........................  $ 265,827,570     $ 278,660,555        $ 141,689,386     $ 152,227,290
                                                             -------------     -------------        -------------     -------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...................................      9,626,655        10,990,508            5,372,133         6,104,444
   Net realized gain (loss) on investments sold............      1,362,305         5,290,345              439,316           499,467
   Net change in unrealized appreciation of investments ...      1,133,628         7,787,165              114,652         6,482,672
                                                             -------------     -------------        -------------     -------------
     Net increase in net assets resulting from operations .     12,122,588        24,068,018            5,926,101        13,086,583
                                                             -------------     -------------        -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income...................................       (429,716)         (177,221)            (971,797)         (383,010)
                                                             -------------     -------------        -------------     -------------
     Total Distributions...................................       (429,716)         (177,221)            (971,797)         (383,010)
                                                             -------------     -------------        -------------     -------------
   RETAIL B SHARES:
   Net investment income...................................         (1,521)              (65)              (2,694)             (191)
                                                             -------------     -------------        -------------     -------------
     Total Distributions...................................         (1,521)              (65)              (2,694)             (191)
                                                             -------------     -------------        -------------     -------------
   TRUST SHARES:
   Net investment income...................................     (9,150,486)      (10,408,466)          (4,365,965)       (4,918,263)
                                                             -------------     -------------        -------------     -------------
     Total Distributions...................................     (9,150,486)      (10,408,466)          (4,365,965)       (4,918,263)
                                                             -------------     -------------        -------------     -------------
   BKB SHARES:
   Net investment income...................................            N/A          (404,756)                 N/A          (802,980)
                                                             -------------     -------------        -------------     -------------
     Total Distributions...................................            N/A          (404,756)                 N/A          (802,980)
                                                             -------------     -------------        -------------     -------------
     Total Distributions to shareholders...................     (9,581,723)      (10,990,508)          (5,340,456)       (6,104,444)
                                                             -------------     -------------        -------------     -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ........      2,786,856       (25,910,495)         (15,383,325)      (17,520,043)
                                                             -------------     -------------        -------------     -------------
   Net increase (decrease) in net assets...................      5,327,721       (12,832,985)         (14,797,680)      (10,537,904)
                                                             -------------     -------------        -------------     -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).............  $ 271,155,291     $ 265,827,570        $ 126,891,706     $ 141,689,386
                                                             =============     =============        =============     =============
(A) (Overdistributed) net investment income................  $        (302)    $        (302)       $      (1,048)    $      (1,047)
                                                             =============     =============        =============     =============


                                                                 MASSACHUSETTS INTERMEDIATE
                                                                     MUNICIPAL BOND FUND
                                                             -----------------------------------
                                                                   YEARS ENDED OCTOBER 31,
                                                                  2002                 2001
                                                             --------------        -------------
NET ASSETS AT BEGINNING OF PERIOD..........................  $  248,852,263        $ 232,353,352
                                                             --------------        -------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...................................      10,273,376            9,989,368
   Net realized gain (loss) on investments sold............          61,277              (16,299)
   Net change in unrealized appreciation of investments ...       2,592,873           11,280,291
                                                             --------------        -------------
     Net increase in net assets resulting from operations .      12,927,526           21,253,360
                                                             --------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income...................................      (2,223,832)            (828,367)
                                                             --------------        -------------
     Total Distributions...................................      (2,223,832)            (828,367)
                                                             --------------        -------------
   RETAIL B SHARES:
   Net investment income...................................         (33,158)              (4,341)
                                                             --------------        -------------
     Total Distributions...................................         (33,158)              (4,341)
                                                             --------------        -------------
   TRUST SHARES:
   Net investment income...................................      (8,006,667)          (7,708,568)
                                                             --------------        -------------
     Total Distributions...................................      (8,006,667)          (7,708,568)
                                                             --------------        -------------
   BKB SHARES:
   Net investment income...................................             N/A           (1,448,092)
                                                             --------------        -------------
     Total Distributions...................................             N/A           (1,448,092)
                                                             --------------        -------------
     Total Distributions to shareholders...................     (10,263,657)          (9,989,368)
                                                             --------------        -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ........      42,155,298            5,234,919
                                                             --------------        -------------
   Net increase (decrease) in net assets...................      44,819,167           16,498,911
                                                             --------------        -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A).............  $  293,671,430        $ 248,852,263
                                                             ==============        =============
(A) (Overdistributed) net investment income................  $           (1)       $          (2)
                                                             ==============        =============

--------------------------------------------------------------------------
(1)    For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages
       75 - 77.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      68-69

--------------------------------------------------------------------------------
GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY

                                                                                      TAX-EXEMPT BOND FUND
                                                               ------------------------------------------------------------------
                                                                                     YEARS ENDED OCTOBER 31,

                                                                             2002                               2001
                                                               -------------------------------    -------------------------------
                                                                   SHARES           DOLLARS           SHARES            DOLLARS
                                                               --------------    -------------    --------------    -------------
RETAIL A SHARES:
   Sold.....................................................          651,372    $   7,187,049           289,326    $   3,214,343
   Issued to shareholders in reinvestment of dividends......           62,201          690,667            59,139          653,787
   Repurchased..............................................       (1,038,660)     (11,567,980)         (525,742)      (5,775,794)
                                                               --------------    -------------    --------------    -------------
   Net increase (decrease) in shares outstanding............         (325,087)   $  (3,690,264)         (177,277)   $  (1,907,664)
                                                               ==============    =============    ==============    =============

RETAIL B SHARES:
   Sold.....................................................            8,185    $      91,343            34,057    $     378,555
   Issued to shareholders in reinvestment of dividends......            9,357          103,733             8,431           93,229
   Repurchased..............................................          (87,547)        (990,039)          (67,221)        (740,119)
                                                               --------------    -------------    --------------    -------------
   Net increase (decrease) in shares outstanding............          (70,005)   $    (794,963)          (24,733)   $    (268,335)
                                                               ==============    =============    ==============    =============

TRUST SHARES:
   Sold.....................................................        3,531,846    $  39,310,357         3,281,120    $  36,306,114
   Issued to shareholders in reinvestment of dividends......          318,612        3,521,322           260,283        2,878,682
   Repurchased..............................................       (3,968,916)     (44,354,733)       (3,219,684)     (35,596,123)
                                                               --------------    -------------    --------------    -------------
   Net increase (decrease) in shares outstanding............         (118,458)   $  (1,523,054)          321,719    $   3,588,673
                                                               ==============    =============    ==============    =============



                                                                                CONNECTICUT MUNICIPAL BOND FUND
                                                               ---------------------------------------------------------------
                                                                                    YEARS ENDED OCTOBER 31,

                                                                            2002                             2001*
                                                               ------------------------------   ------------------------------
                                                                   SHARES           DOLLARS         SHARES          DOLLARS
                                                               --------------   -------------   -------------    -------------
RETAIL A SHARES:
   Sold.....................................................          340,901   $   3,716,828         552,086    $   5,931,000
   Issued to shareholders in reinvestment of dividends......           60,188         654,258          77,304          829,481
   Repurchased..............................................       (1,198,116)    (13,043,462)       (514,320)      (5,521,172)
                                                               --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............         (797,027)  $  (8,672,376)        115,070    $   1,239,309
                                                               ==============   =============   =============    =============

RETAIL B SHARES:
   Sold.....................................................            4,506   $      48,482          20,214    $     220,572
   Issued to shareholders in reinvestment of dividends......              622           6,769              33              351
   Repurchased..............................................           (1,592)        (17,409)             --               --
                                                               --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............            3,536   $      37,842          20,247    $     220,923
                                                               ==============   =============   =============    =============

TRUST SHARES:
   Sold.....................................................        1,542,227   $  16,717,083       1,659,137    $  17,783,542
   Issued to shareholders in reinvestment of dividends......              317           3,439             242            2,601
   Repurchased..............................................       (1,126,420)    (12,212,408)     (1,083,986)     (11,581,970)
                                                               --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............          416,124   $   4,508,114         575,393    $   6,204,173
                                                               ==============   =============   =============    =============

                                                                                  FLORIDA MUNICIPAL BOND FUND
                                                               ---------------------------------------------------------------
                                                                                    YEARS ENDED OCTOBER 31,

                                                                            2002                             2001
                                                               ------------------------------   ------------------------------
                                                                   SHARES          DOLLARS          SHARES          DOLLARS
                                                               -------------    -------------   -------------    -------------
RETAIL A SHARES:
   Sold.....................................................             N/A              N/A             N/A              N/A
   Issued to shareholders in reinvestment of dividends......             N/A              N/A             N/A              N/A
   Repurchased..............................................             N/A              N/A             N/A              N/A
                                                               -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............             N/A              N/A             N/A              N/A
                                                               =============    =============   =============    =============

RETAIL B SHARES:
   Sold.....................................................             N/A              N/A             N/A              N/A
   Issued to shareholders in reinvestment of dividends......             N/A              N/A             N/A              N/A
   Repurchased..............................................             N/A              N/A             N/A              N/A
                                                               -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............             N/A              N/A             N/A              N/A
                                                               =============    =============   =============    =============

TRUST SHARES:
   Sold.....................................................       1,873,103    $  19,239,943       1,414,640    $  14,472,345
   Issued to shareholders in reinvestment of dividends......           1,082           11,087             853            8,643
   Repurchased..............................................      (1,312,250)     (13,522,916)       (769,612)      (7,792,702)
                                                               -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............         561,935    $   5,728,114         645,881    $   6,888,286
                                                               =============    =============   =============    =============

-------------------------------------------------------------------------
*  The Fund began issuing Retail B Shares on March 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      70-71

--------------------------------------------------------------------------------
GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                              MASSACHUSETTS MUNICIPAL BOND FUND
                                                             ------------------------------------------------------------------
                                                                                   YEARS ENDED OCTOBER 31,

                                                                           2002                               2001*
                                                             -------------------------------    -------------------------------
                                                                 SHARES           DOLLARS           SHARES            DOLLARS
                                                             --------------    -------------    --------------    -------------
RETAIL A SHARES:
   Sold.....................................................        114,341    $   1,214,750           236,344    $   2,473,155
   Issued in connection with acquisition (Note 9)...........             --               --                --               --
   Issued to shareholders in reinvestment of dividends......         91,342          967,414           104,436        1,089,031
   Repurchased..............................................       (425,396)      (4,500,739)         (552,628)      (5,725,950)
                                                             --------------    -------------    --------------    -------------
   Net increase (decrease) in shares outstanding............       (219,713)   $  (2,318,575)         (211,848)   $  (2,163,764)
                                                             ==============    =============    ==============    =============
RETAIL B SHARES:
   Sold.....................................................          9,172    $      96,386            25,290    $     264,593
   Issued to shareholders in reinvestment of dividends......          1,041           11,043               508            5,324
   Repurchased..............................................             --               --                --               --
                                                             --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................         10,213    $     107,429            25,798    $     269,917
                                                             ==============    =============    ==============    =============
TRUST SHARES:
   Sold.....................................................      2,318,694    $  24,471,614         3,485,944    $  36,447,600
   Issued in connection with acquisition (Note 9)...........             --               --                --               --
   Issued to shareholders in reinvestment of dividends......          5,117           54,237             4,650           48,527
   Repurchased..............................................     (1,500,714)     (15,845,683)         (576,745)      (6,009,655)
                                                             --------------    -------------    --------------    -------------
   Net increase (decrease) in shares outstanding............        823,097    $   8,680,168         2,913,849    $  30,486,472
                                                             ==============    =============    ==============    =============


                                                                              NEW JERSEY MUNICIPAL BOND FUND
                                                             ---------------------------------------------------------------
                                                                                  YEARS ENDED OCTOBER 31,

                                                                          2002                             2001*
                                                             ------------------------------   ------------------------------
                                                                 SHARES           DOLLARS         SHARES          DOLLARS
                                                             --------------   -------------   -------------    -------------
RETAIL A SHARES:
   Sold.....................................................         34,741   $     361,102         202,589    $   2,021,157
   Issued in connection with acquisition (Note 9)...........             --              --         789,561        8,150,971
   Issued to shareholders in reinvestment of dividends......         38,696         396,919          17,065          175,121
   Repurchased..............................................       (186,594)     (1,914,787)        (49,791)        (509,996)
                                                             --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............       (113,157)  $  (1,156,766)        959,424    $   9,837,253
                                                             ==============   =============   =============    =============
RETAIL B SHARES:
   Sold.....................................................         28,538   $     295,786           1,374    $      14,000
   Issued to shareholders in reinvestment of dividends......            176           1,838              10              108
   Repurchased..............................................           (595)         (6,190)             --               --
                                                             --------------   -------------   -------------    -------------
   Net increase in shares outstanding.......................         28,119   $     291,434           1,384    $      14,108
                                                             ==============   =============   =============    =============
TRUST SHARES:
   Sold.....................................................      1,503,156   $  15,543,320         352,482    $   3,628,794
   Issued in connection with acquisition (Note 9)...........             --              --       7,956,929       82,140,097
   Issued to shareholders in reinvestment of dividends......         72,062         734,521          10,861          112,506
   Repurchased..............................................     (3,155,808)    (32,332,299)       (361,513)      (3,730,637)
                                                             --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............     (1,580,590)  $ (16,054,458)      7,958,759    $  82,150,760
                                                             ==============   =============   =============    =============


                                                                              NEW YORK MUNICIPAL BOND FUND
                                                             ---------------------------------------------------------------
                                                                                  YEARS ENDED OCTOBER 31,

                                                                          2002                             2001*
                                                             ------------------------------   ------------------------------
                                                                 SHARES          DOLLARS         SHARES           DOLLARS
                                                             -------------    -------------   -------------    -------------
RETAIL A SHARES:
   Sold.....................................................       188,697    $   2,173,395         320,397    $   3,620,469
   Issued in connection with acquisition (Note 9)...........            --               --              --               --
   Issued to shareholders in reinvestment of dividends......        82,584          949,431         115,068        1,306,449
   Repurchased..............................................    (1,234,588)     (14,185,977)       (463,365)      (5,265,459)
                                                             -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............      (963,307)   $ (11,063,151)        (27,900)   $    (338,541)
                                                             =============    =============   =============    =============
RETAIL B SHARES:
   Sold.....................................................        17,980    $     209,303          17,950    $     205,498
   Issued to shareholders in reinvestment of dividends......           709            8,176             133            1,537
   Repurchased..............................................        (7,575)         (89,475)           (206)          (2,329)
                                                             -------------    -------------   -------------    -------------
   Net increase in shares outstanding.......................        11,114    $     128,004          17,877    $     204,706
                                                             =============    =============   =============    =============
TRUST SHARES:
   Sold.....................................................     2,794,524    $  32,226,765       1,767,172    $  20,085,155
   Issued in connection with acquisition (Note 9)...........            --               --              --               --
   Issued to shareholders in reinvestment of dividends......        11,450           132,016         11,068          125,653
   Repurchased..............................................    (1,637,624)     (18,776,055)     (1,126,981)     (12,762,549)
                                                             -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............     1,168,350    $  13,582,726         651,259    $   7,448,259
                                                             =============    =============   =============    =============

----------------------------------------------------------------
   * The Fund began issuing Retail B Shares on March 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      72-73

--------------------------------------------------------------------------------
GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                              PENNSYLVANIA MUNICIPAL BOND FUND
                                                         --------------------------------------------------------------------------
                                                                  YEAR                    PERIOD FROM                YEAR
                                                                  ENDED                 JANUARY 1, 2001              ENDED
                                                            OCTOBER 31, 2002          TO OCTOBER 31, 2001      DECEMBER 31, 2000
                                                         ------------------------  -----------------------  -----------------------
                                                           SHARES       DOLLARS     SHARES       DOLLARS      SHARES       DOLLARS
                                                         ----------  ------------  ----------  -----------  ----------  -----------
RETAIL A/CLASS A SHARES:
   Sold..................................................        --  $         --          --  $        --       5,000  $    45,000
   Issued to shareholders due to conversion of BKB Shares
     into Retail A Shares................................        --            --          --           --          --           --
   Issued to shareholders in reinvestment of dividends ..        --            --         555        5,429       1,000       10,000
   Redeemed from shareholders due to conversion of
     Class A Shares into Trust Shares....................        --            --     (26,032)    (260,483)         --           --
   Repurchased...........................................        --            --      (6,716)     (65,911)     (8,000)     (70,000)
                                                         ----------  ------------  ----------  -----------  ----------  -----------
   Net increase (decrease) in shares outstanding.........        --  $         --     (32,193) $  (320,965)     (2,000) $   (15,000)
                                                         ==========  ============  ==========  ===========  ==========  ===========

RETAIL B SHARES:
   Sold..................................................        --  $         --          --  $        --         N/A          N/A
   Issued to shareholders in reinvestment of dividends ..        --            --          --           --         N/A          N/A
   Repurchased...........................................        --            --          --           --         N/A          N/A
                                                         ----------  ------------  ----------  -----------  ----------  -----------
   Net increase in shares outstanding....................        --  $         --          --  $        --         N/A          N/A
                                                         ==========  ============  ==========  ===========  ==========  ===========

TRUST/CLASS ISHARES:
   Sold.................................................. 1,226,742  $ 12,280,389     188,258  $ 1,878,205     302,000  $ 2,785,000
   Issued to shareholders due to conversion of
     Class A Shares into Trust Shares....................        --            --      25,952      260,483          --           --
   Issued to shareholders in reinvestment of dividends ..     2,622        26,407         801        8,007       1,000       13,000
   Repurchased...........................................(1,096,043)  (11,066,427)   (342,090)  (3,372,966) (1,341,000) (12,353,000)
                                                         ----------  ------------  ----------  -----------  ----------  -----------
   Net increase (decrease) in shares outstanding.........   133,321  $  1,240,369    (127,079) $(1,226,271) (1,038,000) $(9,555,000)
                                                         ==========  ============  ==========  ===========  ==========  ===========
BKB SHARES:
   Sold..................................................       N/A           N/A         N/A          N/A         N/A          N/A
   Issued to shareholders in reinvestment of dividends ..       N/A           N/A         N/A          N/A         N/A          N/A
   Redeemed from shareholders due to conversion of
     BKB Shares into Retail A Shares.....................       N/A           N/A         N/A          N/A         N/A          N/A
   Repurchased...........................................       N/A           N/A         N/A          N/A         N/A          N/A
                                                         ----------  ------------  ----------  -----------  ----------  -----------
   Net (decrease) in shares outstanding..................       N/A           N/A         N/A          N/A         N/A          N/A
                                                         ==========  ============  ==========  ===========  ==========  ===========



                                                                          RHODE ISLAND MUNICIPAL BOND FUND
                                                         ---------------------------------------------------------------
                                                                              YEARS ENDED OCTOBER 31,

                                                                      2002                             2001*
                                                         ------------------------------   ------------------------------
                                                             SHARES           DOLLARS         SHARES          DOLLARS
                                                         --------------   -------------   -------------    -------------
RETAIL A/CLASS A SHARES:
   Sold..................................................       945,601   $  10,590,639         528,155    $   5,839,970
   Issued to shareholders due to conversion of BKB Shares
     into Retail A Shares................................            --              --         835,772        9,242,057
   Issued to shareholders in reinvestment of dividends ..        59,415         666,951          46,728          519,162
   Redeemed from shareholders due to conversion of
     Class A Shares into Trust Shares....................            --              --              --               --
   Repurchased...........................................      (562,026)     (6,308,837)       (269,192)      (2,972,849)
                                                         --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.........       442,990   $   4,948,753       1,141,463    $  12,628,340
                                                         ==============   =============   =============    =============

RETAIL B SHARES:
   Sold..................................................        36,468   $     414,761          14,934    $     167,000
   Issued to shareholders in reinvestment of dividends ..           510           5,721              17              187
   Repurchased...........................................       (13,396)       (148,158)             --               --
                                                         --------------   -------------   -------------    -------------
   Net increase in shares outstanding....................        23,582   $     272,324          14,951    $     167,187
                                                         ==============   =============   =============    =============

TRUST/CLASS ISHARES:
   Sold..................................................     1,415,962   $  15,966,643       1,116,195    $  12,350,924
   Issued to shareholders due to conversion of
     Class A Shares into Trust Shares....................            --              --              --               --
   Issued to shareholders in reinvestment of dividends ..         1,831          20,632             786            8,728
   Repurchased...........................................    (1,065,366)    (11,955,453)       (987,874)     (10,925,180)
                                                         --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.........       352,427   $   4,031,822          129,107   $   1,434,472
                                                         ==============   =============   =============    =============
BKB SHARES:
   Sold..................................................           N/A             N/A          20,770    $     233,333
   Issued to shareholders in reinvestment of dividends ..           N/A            N/A           20,516          225,741
   Redeemed from shareholders due to conversion of
     BKB Shares into Retail A Shares.....................           N/A             N/A        (835,772)      (9,242,057)
   Repurchased...........................................           N/A             N/A        (172,694)      (1,907,397)
                                                         --------------   -------------   -------------    -------------
   Net (decrease) in shares outstanding..................           N/A             N/A        (967,180)   $ (10,690,380)
                                                         ==============   =============   =============    =============




                                                                          INTERMEDIATE TAX-EXEMPT BOND FUND
                                                         ---------------------------------------------------------------
                                                                              YEARS ENDED OCTOBER 31,

                                                                      2002                              2001*
                                                         ------------------------------   ------------------------------
                                                             SHARES          DOLLARS          SHARES          DOLLARS
                                                         -------------    -------------   -------------    -------------
RETAIL A/CLASS A SHARES:
   Sold..................................................      106,344    $   1,112,547          32,029    $     342,309
   Issued to shareholders due to conversion of BKB Shares
     into Retail A Shares................................           --               --       1,361,508       13,993,237
   Issued to shareholders in reinvestment of dividends ..       33,931          355,285          14,170          147,716
   Redeemed from shareholders due to conversion of
     Class A Shares into Trust Shares....................           --               --              --               --
   Repurchased...........................................     (322,729)      (3,367,361)        (98,911)      (1,040,332)
                                                         -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.........     (182,454)   $  (1,899,529)      1,308,796    $  13,442,930
                                                         =============    =============   =============    =============

RETAIL B SHARES:
   Sold..................................................       20,682    $     218,708             537    $       5,546
   Issued to shareholders in reinvestment of dividends ..          143            1,521               6               64
   Repurchased...........................................           --               --              --               --
                                                         -------------    -------------   -------------    -------------
   Net increase in shares outstanding....................       20,825    $     220,229             543    $       5,610
                                                         =============    =============   =============    =============

TRUST/CLASS ISHARES:
   Sold..................................................    4,709,770    $  49,204,507       2,671,740    $  27,456,235
   Issued to shareholders due to conversion of
     Class A Shares into Trust Shares....................           --               --              --               --
   Issued to shareholders in reinvestment of dividends ..       32,180          337,444          16,621          171,205
   Repurchased...........................................   (4,326,774)     (45,075,795)     (4,859,609)     (49,836,228)
                                                         -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.........      415,176    $   4,466,156      (2,171,248)   $ (22,208,788)
                                                         =============    =============   =============    =============
BKB SHARES:
   Sold..................................................          N/A              N/A          39,336    $     400,320
   Issued to shareholders in reinvestment of dividends ..          N/A              N/A          33,559          342,800
   Redeemed from shareholders due to conversion of
     BKB Shares into Retail A Shares.....................          N/A              N/A      (1,361,508)     (13,993,237)
   Repurchased...........................................          N/A              N/A        (382,428)      (3,900,130)
                                                         -------------    -------------   -------------    -------------
   Net (decrease) in shares outstanding..................          N/A              N/A      (1,671,041)   $ (17,150,247)
                                                         =============    =============   =============    =============

-------------------------------------------------------------------
   * The Fund began issuing Retail B Shares on March 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      74-75

--------------------------------------------------------------------------------
GALAXY TAX-EXEMPT BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                          CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
                                                               ------------------------------------------------------------------
                                                                                     YEARS ENDED OCTOBER 31,

                                                                             2002                               2001*
                                                               -------------------------------    -------------------------------
                                                                   SHARES           DOLLARS           SHARES            DOLLARS
                                                               --------------    -------------    --------------    -------------
RETAIL A SHARES:
   Sold.....................................................          118,729    $   1,292,019            13,857    $     128,347
   Issued to shareholders due to conversion of BKB Shares
     into Retail A Shares...................................               --               --         2,619,653       27,990,997
   Issued to shareholders in reinvestment of dividends......           71,439          773,744            28,883          312,950
   Repurchased..............................................         (720,041)      (7,826,028)         (132,561)      (1,434,121)
                                                               --------------    -------------    --------------    -------------
   Net increase (decrease) in shares outstanding............         (529,873)   $  (5,760,265)        2,529,832    $  26,998,173
                                                               ==============    =============    ==============    =============
RETAIL B SHARES:
   Sold.....................................................           10,378    $     113,113             4,179    $      45,238
   Issued to shareholders in reinvestment of dividends......              193            2,091                18              191
   Repurchased..............................................           (2,220)         (24,600)               --               --
                                                               --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................            8,351    $      90,604             4,197    $      45,429
                                                               ==============    =============    ==============    =============
TRUST SHARES:
   Sold.....................................................        1,648,259    $  17,830,033         4,940,202    $  53,415,144
   Issued to shareholders in reinvestment of dividends......            8,785           94,845            13,090          139,971
   Repurchased..............................................       (2,554,410)     (27,638,542)       (6,233,903)     (67,149,474)
                                                               --------------    -------------    --------------    -------------
   Net increase (decrease) in shares outstanding............         (897,366)   $  (9,713,664)       (1,280,611)   $ (13,594,359)
                                                               ==============    =============    ==============    =============
BKB SHARES:
   Sold.....................................................              N/A              N/A           212,487    $   2,264,709
   Issued to shareholders in reinvestment of dividends......              N/A              N/A            62,001          659,065
   Redeemed from shareholders due to conversion of
     BKB Shares into Retail A Shares........................              N/A              N/A        (2,619,653)     (27,990,997)
   Repurchased..............................................              N/A              N/A          (544,688)      (5,902,063)
                                                               --------------    -------------    --------------    -------------
   Net (decrease) in shares outstanding.....................              N/A              N/A        (2,899,853)   $ (30,969,286)
                                                               ==============    =============    ==============    =============




                                                                        MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
                                                               ---------------------------------------------------------------
                                                                                    YEARS ENDED OCTOBER 31,

                                                                            2002                             2001*
                                                               ------------------------------   ------------------------------
                                                                   SHARES           DOLLARS         SHARES          DOLLARS
                                                               --------------   -------------   -------------    -------------
RETAIL A SHARES:
   Sold.....................................................        2,331,830   $  24,790,513         369,008    $   3,847,624
   Issued to shareholders due to conversion of BKB Shares
     into Retail A Shares...................................               --              --       5,113,190       53,407,691
   Issued to shareholders in reinvestment of dividends......          166,537       1,769,638          62,194          658,480
   Repurchased..............................................       (1,117,587)    (11,835,886)       (325,975)      (3,436,685)
                                                               --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............        1,380,780   $  14,724,265       5,218,417    $  54,477,110
                                                               ==============   =============   =============    =============
RETAIL B SHARES:
   Sold.....................................................           49,608   $     523,786          60,788    $     640,882
   Issued to shareholders in reinvestment of dividends......            3,006          31,924             411            4,354
   Repurchased..............................................           (4,545)        (48,357)             --               --
                                                               --------------   -------------   -------------    -------------
   Net increase in shares outstanding.......................           48,069   $     507,353          61,199    $     645,236
                                                               ==============   =============   =============    =============
TRUST SHARES:
   Sold.....................................................        8,152,438   $  86,464,257       3,310,974    $  34,607,844
   Issued to shareholders in reinvestment of dividends......            2,073          22,010           2,715           28,372
   Repurchased..............................................       (5,628,831)    (59,562,587)     (2,718,713)     (28,421,066)
                                                               --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............        2,525,680   $  26,923,680         594,976    $   6,215,150
                                                               ==============   =============   =============    =============
BKB SHARES:
   Sold.....................................................              N/A             N/A         320,384    $   3,343,025
   Issued to shareholders in reinvestment of dividends......              N/A             N/A         111,282        1,156,103
   Redeemed from shareholders due to conversion of
     BKB Shares into Retail A Shares........................              N/A             N/A      (5,113,190)     (53,407,691)
   Repurchased..............................................              N/A             N/A        (693,864)      (7,194,014)
                                                               --------------   -------------   -------------    -------------
   Net (decrease) in shares outstanding.....................              N/A             N/A      (5,375,388)   $ (56,102,577)
                                                               ==============   =============   =============    =============

--------------------------------------------------------------------
   * The Fund began issuing Retail B Shares on March 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      76-77

--------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                  INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                -------------------------------------  ----------------------------------------------
                                                   NET
                      NET                     REALIZED AND               DISTRIBUTIONS  DISTRIBUTIONS                    NET
                  ASSET VALUE,      NET         UNREALIZED   TOTAL FROM    FROM NET        FROM                   INCREASE(DECREASE)
                    BEGINNING   INVESTMENT   GAIN (LOSS)ON   INVESTMENT   INVESTMENT    NET REALIZED       TOTAL        IN NET
                    OF PERIOD   INCOME(A)(B)  INVESTMENTS(B) OPERATIONS     INCOME      CAPITAL GAINS  DISTRIBUTIONS  ASSET VALUE
                  ------------  -----------    -----------   -----------  -----------   -------------  -------------  -----------
 RETAIL A
 10/31/02            $11.33        $0.44          $ 0.20       $ 0.64       $(0.44)         $(0.09)       $(0.53)       $ 0.11
 10/31/01             10.68         0.46            0.65         1.11        (0.46)             --         (0.46)         0.65
 10/31/00             10.33         0.47            0.35         0.82        (0.47)             --         (0.47)         0.35
 10/31/99             11.30         0.46           (0.83)       (0.37)       (0.46)          (0.14)        (0.60)        (0.97)
 10/31/98             11.06         0.48            0.34         0.82        (0.49)          (0.09)        (0.58)         0.24

 RETAIL B
 10/31/02             11.33         0.36            0.20         0.56        (0.36)          (0.09)        (0.45)         0.11
 10/31/01             10.68         0.39            0.65         1.04        (0.39)             --         (0.39)         0.65
 10/31/00             10.33         0.40            0.35         0.75        (0.40)             --         (0.40)         0.35
 10/31/99             11.30         0.39           (0.83)       (0.44)       (0.39)          (0.14)        (0.53)        (0.97)
 10/31/98             11.06         0.42            0.33         0.75        (0.42)          (0.09)        (0.51)         0.24

 TRUST
 10/31/02             11.33         0.46            0.20         0.66        (0.46)          (0.09)        (0.55)         0.11
 10/31/01             10.68         0.48            0.65         1.13        (0.48)             --         (0.48)         0.65
 10/31/00             10.33         0.49            0.35         0.84        (0.49)             --         (0.49)         0.35
 10/31/99             11.30         0.49           (0.83)       (0.34)       (0.49)          (0.14)        (0.63)        (0.97)
 10/31/98             11.06         0.50            0.34         0.84        (0.51)          (0.09)        (0.60)         0.24


                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                            ----------------------------------------------------------------

                                                             RATIO OF NET       RATIO OF        RATIO OF
                                                              INVESTMENT        OPERATING       OPERATING
                                                                INCOME          EXPENSES        EXPENSES
                                             NET ASSETS,       INCLUDING        INCLUDING       EXCLUDING
           NET ASSET VALUE,                 END OF PERIOD    REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
            END OF PERIOD   TOTAL RETURN(1)   (IN 000S)        WAIVER (B)         WAIVER          WAIVER        TURNOVER RATE
           ---------------  --------------  -------------  ----------------   --------------  --------------   ---------------
 RETAIL A
 10/31/02       $11.44            5.83%       $ 16,986            3.90%            0.91%           1.11%              37%
 10/31/01        11.33           10.55%         20,502            4.13%            0.92%           1.13%              66%
 10/31/00        10.68            8.12%         21,229            4.48%            0.89%           1.10%              73%
 10/31/99        10.33           (3.45)%        25,704            4.25%            0.92%           1.12%              23%
 10/31/98        11.30            7.60%         24,764            4.32%            0.94%           1.15%              59%

 RETAIL B
 10/31/02        11.44            5.17%          2,585            3.27%            1.54%           1.74%              37%
 10/31/01        11.33            9.86%          3,352            3.50%            1.55%           1.76%              66%
 10/31/00        10.68            7.41%          3,426            3.82%            1.55%           1.75%              73%
 10/31/99        10.33           (4.07)%         3,382            3.61%            1.55%           1.75%              23%
 10/31/98        11.30            6.95%          2,715            3.71%            1.55%           1.76%              59%

 TRUST
 10/31/02        11.44            6.04%        189,068            4.10%            0.71%           0.91%              37%
 10/31/01        11.33           10.78%        188,579            4.34%            0.71%           0.91%              66%
 10/31/00        10.68            8.32%        174,415            4.66%            0.71%           0.91%              73%
 10/31/99        10.33           (3.25)%       141,999            4.46%            0.71%           0.91%              23%
 10/31/98        11.30            7.85%        135,664            4.55%            0.71%           0.92%              59%

---------------------------------------------------------------------
(1)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.41, $0.43, $0.45, $0.44 and $0.46, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.34, $0.36, $0.38, $0.37 and $0.40, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.44, $0.46, $0.47, $0.47 and $0.48, respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is
     $0.00, $0.00 and 0.01%, respectively. The effect of the changes for Retail B Shares for the year ended October 31,
     2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively. The effect of the changes for
     Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively (Note 2).

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                      78-79

--------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                         INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                                   -------------------------------------------   ---------------------------
                                                       NET
                        NET                        REALIZED AND                  DISTRIBUTIONS                     NET
                    ASSET VALUE,       NET          UNREALIZED      TOTAL FROM     FROM NET                 INCREASE(DECREASE)
                      BEGINNING      INVESTMENT     GAIN(LOSS)    ON INVESTMENT    INVESTMENT       TOTAL         IN NET
                      OF PERIOD    INCOME (A)(B)   INVESTMENTS(B)   OPERATIONS      INCOME      DISTRIBUTIONS   ASSET VALUE
                    ------------   -------------   --------------  ------------  -------------  -------------  ------------
 RETAIL A
 10/31/02             $10.96          $0.40           $ 0.11          $ 0.51       $(0.40)          $(0.40)        $ 0.11
 10/31/01              10.39           0.43             0.57            1.00        (0.43)           (0.43)          0.57
 10/31/00              10.09           0.44             0.30            0.74        (0.44)           (0.44)          0.30
 10/31/99              10.82           0.43            (0.73)          (0.30)       (0.43)           (0.43)         (0.73)
 10/31/98              10.47           0.43             0.35            0.78        (0.43)           (0.43)          0.35

 RETAIL B
 10/31/02              10.96           0.33             0.11            0.44        (0.33)           (0.33)          0.11
 10/31/01(2)           10.72           0.23             0.24            0.47        (0.23)           (0.23)          0.24

 TRUST
 10/31/02              10.96           0.42             0.11            0.53        (0.42)           (0.42)          0.11
 10/31/01              10.39           0.45             0.57            1.02        (0.45)           (0.45)          0.57
 10/31/00              10.09           0.46             0.30            0.76        (0.46)           (0.46)          0.30
 10/31/99              10.82           0.45            (0.73)          (0.28)       (0.45)           (0.45)         (0.73)
 10/31/98              10.47           0.45             0.35            0.80        (0.45)           (0.45)          0.35




                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                            ----------------------------------------------------------------

                                                             RATIO OF NET       RATIO OF        RATIO OF
                                                              INVESTMENT        OPERATING       OPERATING
                                                                INCOME          EXPENSES        EXPENSES
                                             NET ASSETS,       INCLUDING        INCLUDING       EXCLUDING
           NET ASSET VALUE,                 END OF PERIOD    REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
            END OF PERIOD   TOTAL RETURN(1)   (IN 000S)        WAIVER (B)         WAIVER          WAIVER        TURNOVER RATE
           ---------------  --------------  -------------  ----------------   --------------  --------------   ---------------
 RETAIL A
 10/31/02       $11.07            4.79%        $19,439             3.71%            1.00%           1.22%              22%
 10/31/01        10.96            9.83%         27,978             4.03%            0.88%           1.25%              40%
 10/31/00        10.39            7.50%         25,346             4.30%            0.84%           1.25%              33%
 10/31/99        10.09           (2.87)%        26,715             4.07%            0.85%           1.25%              53%
 10/31/98        10.82            7.58%         24,856             4.02%            0.88%           1.31%              46%

 RETAIL B
 10/31/02        11.07            4.10%            263             3.05%            1.66%           1.91%              22%
 10/31/01(2)     10.96            4.49%**          222             3.39%*           1.52%*          2.02%*             40%

 TRUST
 10/31/02        11.07            4.99%         35,731             3.90%            0.81%           1.03%              22%
 10/31/01        10.96           10.04%         30,818             4.22%            0.69%           1.06%              40%
 10/31/00        10.39            7.71%         23,254             4.49%            0.65%           1.06%              33%
 10/31/99        10.09           (2.68)%        17,848             4.26%            0.65%           1.05%              53%
 10/31/98        10.82            7.81%         13,913             4.24%            0.67%           1.10%              46%

------------------------------------------------------------------
  *  Annualized
 **  Not Annualized
(1)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(2)  The Fund began issuing Retail B Shares on March 1, 2001.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.38, $0.39, $0.40, $0.39 and $0.38, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2002 and the period ended October 31, 2001 was $0.30 and $0.21, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the
     Administrator for Trust Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.40, $0.41,
     $0.42, $0.41 and $0.40, respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is
     $0.00, $0.00 and 0.02%, respectively. The effect of the changes for Retail B Shares for the year ended October 31,
     2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively. The effect of the changes for
     Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively (Note 2).

                         SEE NOTES TO FINANCIAL STATEMENTS.

                                     80-81

--------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                         INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                                   -------------------------------------------   ------------------------------------------
                                                       NET
                        NET                        REALIZED AND                  DISTRIBUTIONS  DISTRIBUTIONS
                    ASSET VALUE,       NET          UNREALIZED      TOTAL FROM     FROM NET       FROM NET
                      BEGINNING      INVESTMENT     GAIN(LOSS)    ON INVESTMENT    INVESTMENT     REALIZED        TOTAL
                      OF PERIOD    INCOME (A)(B)   INVESTMENTS(B)   OPERATIONS      INCOME      CAPITAL GAINS  DISTRIBUTIONS
                    ------------   -------------   --------------  ------------  -------------  -------------  -------------
 TRUST
 10/31/02              $10.33         $0.39          $ 0.10         $ 0.49         $(0.39)          $  --           $(0.39)
 10/31/01                9.87          0.41            0.46           0.87          (0.41)             --            (0.41)
 10/31/00(1)             9.51          0.17            0.36           0.53          (0.17)             --            (0.17)
 05/31/00               10.12          0.43           (0.61)         (0.18)         (0.43)             --            (0.43)
 05/31/99               10.30          0.44           (0.04)          0.40          (0.44)          (0.14)           (0.58)
 05/31/98(2)            10.00          0.43            0.32           0.75          (0.43)          (0.02)           (0.45)





                                                                    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                              ----------------------------------------------------------

                                                                             RATIO OF NET    RATIO OF       RATIO OF
                                                                               INVESTMENT    OPERATING      OPERATING
                     NET                                      NET ASSETS,      INCOME       EXPENSES       EXPENSES
              INCREASE(DECREASE)                                END OF         INCLUDING     INCLUDING      EXCLUDING     PORTFOLIO
                    IN NET       NET ASSET VALUE,  TOTAL        PERIOD      REIMBURSEMENT/ REIMBURSEMENT/ REIMBURSEMENT/   TURNOVER
                  ASSET VALUE     END OF PERIOD    RETURN     (IN 000S)        WAIVER (B)     WAIVER         WAIVER          RATE
                ---------------  ---------------  --------   ------------   -------------- -------------- --------------  ----------
 TRUST
 10/31/02           $0.10           $10.43          4.84%        $77,914         3.77%          0.72%          0.93%           17%
 10/31/01            0.46            10.33          8.92%         71,355         4.00%          0.78%          0.97%           48%
 10/31/00(1)         0.36             9.87          5.62%**       61,773         4.22%*         0.79%*         1.01%*          23%**
 05/31/00           (0.61)            9.51         (1.76)%        61,154         4.44%          0.80%          1.15%           28%
 05/31/99           (0.18)           10.12          3.88%         68,796         4.25%          0.80%          1.14%           11%
 05/31/98(2)         0.30            10.30          7.63%**       51,793         4.59%*         0.80%*         1.19%*          21%**

-------------------------------------------------------------
 *   Annualized
 **  Not Annualized
(1)  The Fund commenced operations on June 30, 1997 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the
     Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy.
     Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares of the Fund.
(2)  Period from commencement of operations.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2002 and 2001 and the period ended October 31, 2000 was
     $0.36, $0.39 and $0.16, respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00,
     $0.00 and 0.00%, respectively (Note 2).

                           SEE NOTES TO FINANCIAL STATEMENTS.

                                       82-83

--------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                                        -------------------------------------  -------------------------

                                                                                      NET
                              NET                    REALIZED AND                DISTRIBUTIONS                     NET
                          ASSET VALUE,      NET       UNREALIZED     TOTAL FROM    FROM NET                 INCREASE(DECREASE)
                            BEGINNING   INVESTMENT    GAIN(LOSS)   ON INVESTMENT  INVESTMENT      TOTAL           IN NET
                            OF PERIOD  INCOME(A)(B) INVESTMENTS(B)   OPERATIONS     INCOME    DISTRIBUTIONS     ASSET VALUE
                          ------------  ----------- --------------  -----------   ----------  -------------    ------------
 RETAIL A
 10/31/02                    $10.67       $0.40       $ 0.14           $ 0.54       $(0.40)      $(0.40)         $ 0.14
 10/31/01                     10.10        0.43         0.57             1.00        (0.43)       (0.43)           0.57
 10/31/00                      9.76        0.45         0.34             0.79        (0.45)       (0.45)           0.34
 10/31/99                     10.53        0.43        (0.77)           (0.34)       (0.43)       (0.43)          (0.77)
 10/31/98                     10.25        0.46         0.27             0.73        (0.45)       (0.45)           0.28

 RETAIL B
 10/31/02                     10.67        0.33         0.14             0.47        (0.33)       (0.33)           0.14
 10/31/01(2)                  10.42        0.25         0.24             0.49        (0.24)       (0.24)           0.25

 TRUST
 10/31/02                     10.67        0.42         0.14             0.56        (0.42)       (0.42)           0.14
 10/31/01                     10.10        0.45         0.57             1.02        (0.45)       (0.45)           0.57
 10/31/00                      9.76        0.47         0.34             0.81        (0.47)       (0.47)           0.34
 10/31/99                     10.53        0.45        (0.77)           (0.32)       (0.45)       (0.45)          (0.77)
 10/31/98                     10.25        0.47         0.27             0.74        (0.46)       (0.46)           0.28


                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                -------------------------------------------------------------

                                                               RATIO OF NET       RATIO OF        RATIO OF
                                                                INVESTMENT        OPERATING       OPERATING
                                                                  INCOME          EXPENSES        EXPENSES
                                                 NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING      PORTFOLIO
             NET ASSET VALUE,                   END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/    TURNOVER
              END OF PERIOD     TOTAL RETURN(1)   (IN 000S)      WAIVER (B)         WAIVER          WAIVER          RATE
             ---------------    --------------  -------------  --------------   --------------  --------------    ----------
 RETAIL A
 10/31/02         $10.81            5.24%       $ 31,523            3.83%            0.91%           1.12%             7%
 10/31/01          10.67           10.08%         33,455            4.10%            0.84%           1.16%            48%
 10/31/00          10.10            8.30%         33,830            4.55%            0.75%           1.15%            34%
 10/31/99           9.76           (3.35)%        39,696            4.18%            0.79%           1.19%            34%
 10/31/98          10.53            7.22%         44,189            4.30%            0.78%           1.21%            44%

 RETAIL B
 10/31/02          10.81            4.55%            389            3.17%            1.57%           1.79%             7%
 10/31/01(2)       10.67            4.73%**          275            3.43%*           1.51%*          1.80%*           48%

 TRUST
 10/31/02          10.81            5.43%         87,800            4.00%            0.74%           0.94%             7%
 10/31/01          10.67           10.27%         77,874            4.27%            0.67%           0.98%            48%
 10/31/00          10.10            8.47%         44,328            4.71%            0.59%           1.00%            34%
 10/31/99           9.76           (3.17)%        33,897            4.36%            0.61%           1.01%            34%
 10/31/98          10.53            7.42%         23,371            4.49%            0.60%           1.03%            44%

------------------------------------------------------------
  *  Annualized
 **  Not Annualized
(1)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(2)  The Fund began issuing Retail B Shares on March 1, 2001.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.38, $0.40, $0.41, $0.39 and $0.41, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2002 and the period ended October 31, 2001 was $0.30 and $0.23, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the
     Administrator for Trust Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.40, $0.42,
     $0.43, $0.41 and $0.42, respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is
     $0.00, $0.00 and 0.01%, respectively. The effect of the changes for Retail B Shares for the year ended October 31,
     2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively. The effect of the changes for
     Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively (Note 2).


                           SEE NOTES TO FINANCIAL STATEMENTS.

                                      84-85

--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                   INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                                -------------------------------------  -------------------------

                                                  NET
                      NET                    REALIZED AND                DISTRIBUTIONS  DISTRIBUTIONS                    NET
                  ASSET VALUE,      NET       UNREALIZED     TOTAL FROM    FROM NET       FROM NET                INCREASE(DECREASE)
                    BEGINNING   INVESTMENT    GAIN(LOSS)ON   INVESTMENT   INVESTMENT      REALIZED         TOTAL        IN NET
                    OF PERIOD   INCOME(A)(B) INVESTMENTS(B)  OPERATIONS     INCOME      CAPITAL GAINS  DISTRIBUTIONS  ASSET VALUE
                  ------------  -----------  -------------   ----------   -----------   -------------  -------------  -----------
 RETAIL A
 10/31/02            $10.41        $0.39       $ 0.12          $ 0.51       $(0.39)        $(0.06)         $(0.45)       $ 0.06
 10/31/01              9.88         0.39         0.53            0.92        (0.39)            --           (0.39)         0.53
 10/31/00              9.56         0.40         0.31            0.71        (0.39)            --           (0.39)         0.32
 10/31/99             10.24         0.36        (0.68)          (0.32)       (0.36)            --           (0.36)        (0.68)
 10/31/98(1)          10.00         0.20         0.24            0.44        (0.20)            --           (0.20)         0.24

 RETAIL B
 10/31/02             10.41         0.31         0.12            0.43        (0.31)         (0.06)          (0.37)         0.06
 10/31/01(3)          10.16         0.22         0.24            0.46        (0.21)            --           (0.21)         0.25

 TRUST
 10/31/02             10.41         0.40         0.12            0.52        (0.40)         (0.06)          (0.46)         0.06
 10/31/01              9.88         0.41         0.53            0.94        (0.41)            --           (0.41)         0.53
 10/31/00              9.56         0.40         0.32            0.72        (0.40)            --           (0.40)         0.32
 10/31/99             10.24         0.38        (0.68)          (0.30)       (0.38)            --           (0.38)        (0.68)
 10/31/98(1)          10.00         0.21         0.24            0.45        (0.21)            --           (0.21)         0.24




                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        ----------------------------------------------------------------

                                                              RATIO OF NET        RATIO OF        RATIO OF
                                                               INVESTMENT         OPERATING       OPERATING
                                                                 INCOME           EXPENSES        EXPENSES
                                                 NET ASSETS,     INCLUDING        INCLUDING       EXCLUDING        PORTFOLIO
              NET ASSET VALUE,                  END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      TURNOVER
               END OF PERIOD   TOTAL RETURN(2)    (IN 000S)      WAIVER (B)         WAIVER          WAIVER            RATE
              ---------------  --------------   -------------  --------------   --------------  --------------     ----------
 RETAIL A
 10/31/02          $10.47           5.06%          $10,128          3.79%            0.89%           1.10%              23%
 10/31/01           10.41           9.52%           11,248          3.86%            0.90%           1.31%              61%
 10/31/00            9.88           7.61%            1,198          4.03%            0.99%           2.02%              77%
 10/31/99            9.56          (3.24)%           1,302          3.56%            1.11%           2.11%              41%
 10/31/98(1)        10.24           4.34%**            815          3.62%*           1.09%*          3.65%*             53%**

 RETAIL B
 10/31/02           10.47           4.22%              309          3.06%            1.62%           1.83%              23%
 10/31/01(3)        10.41           4.61%**             14          3.03%*           1.73%*          2.06%*             61%

 TRUST
 10/31/02           10.47           5.20%           77,554          3.92%            0.76%           0.97%              23%
 10/31/01           10.41           9.73%           93,564          4.06%            0.70%           1.08%              61%
 10/31/00            9.88           7.74%           10,174          4.16%            0.86%           1.64%              77%
 10/31/99            9.56          (3.06)%           7,422          3.76%            0.92%           1.63%              41%
 10/31/98(1)        10.24           4.48%**          7,701          3.79%*           0.92%*          2.07%*             53%**

---------------------------------------------------
  *  Annualized
 **  Not annualized
(1)  The Fund commenced operations on April 3, 1998.
(2)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(3)  The Fund began issuing Retail B Shares on March 1, 2001.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000 and 1999, and the period ended October 31, 1998 was $0.37, $0.35, $0.30, $0.26 and $0.06, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2002 and the period ended October 31, 2001 was $0.28 and $0.20, respectively. Net investment income per share before reimbursement/ waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2002, 2001, 2000 and 1999 and the period ended October 31, 1998 was $0.38, $0.37, $0.32, $0.30 and $0.15, respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is
     $0.00, $0.00 and 0.01%, respectively. The effect of the changes for Retail B Shares for the year ended October 31,
     2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively. The effect of the changes for
     Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively (Note 2).


                        SEE NOTES TO FINANCIAL STATEMENTS.

                                     86-87

--------------------------------------------------------------------------------
NEW YORK MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS
                                    ----------------------------------------  --------------------------

                                                     NET
                          NET                    REALIZED AND                DISTRIBUTIONS                     NET
                      ASSET VALUE,      NET       UNREALIZED     TOTAL FROM    FROM NET                 INCREASE(DECREASE)
                        BEGINNING   INVESTMENT  GAIN(LOSS)ON     INVESTMENT   INVESTMENT       TOTAL         IN NET
                        OF PERIOD  INCOME(A)(B)  INVESTMENTS(B)  OPERATIONS     INCOME     DISTRIBUTIONS   ASSET VALUE
                       ----------- ------------ --------------   -----------  -----------  -------------   -----------
 RETAIL A
 10/31/02                $ 11.56       $0.43        $0.23          $0.66        $(0.43)       $(0.43)        $ 0.23
 10/31/01                  10.99        0.47         0.57           1.04         (0.47)        (0.47)          0.57
 10/31/00                  10.57        0.48         0.44           0.92         (0.50)        (0.50)          0.42
 10/31/99                  11.44        0.48        (0.89)         (0.41)        (0.46)        (0.46)         (0.87)
 10/31/98                  11.09        0.48         0.35           0.83         (0.48)        (0.48)          0.35

 RETAIL B
 10/31/02                  11.56        0.35         0.23           0.58         (0.35)        (0.35)          0.23
 10/31/01(2)               11.32        0.26         0.24           0.50         (0.26)        (0.26)          0.24

 TRUST
 10/31/02                  11.56        0.45         0.23           0.68         (0.45)        (0.45)          0.23
 10/31/01                  10.99        0.49         0.57           1.06         (0.49)        (0.49)          0.57
 10/31/00                  10.57        0.50         0.44           0.94         (0.52)        (0.52)          0.42
 10/31/99                  11.44        0.50        (0.89)         (0.39)        (0.48)        (0.48)         (0.87)
 10/31/98                  11.09        0.50         0.35           0.85         (0.50)        (0.50)          0.35



                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        ----------------------------------------------------------------

                                                            RATIO OF NET       RATIO OF        RATIO OF
                                                             INVESTMENT        OPERATING       OPERATING
                                                               INCOME          EXPENSES        EXPENSES
                                             NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING      PORTFOLIO
         NET ASSET VALUE,                   END OF PERIOD  REIMBURSEMENT/    REIMBURSEMENT/  REIMBURSEMENT/    TURNOVER
           END OF PERIOD    TOTAL RETURN(1)    (IN 000S)      WAIVER (B)         WAIVER          WAIVER          RATE
          ---------------   --------------  -------------  ----------------  --------------  --------------   ----------
 RETAIL A
 10/31/02      $11.79            5.86%        $29,835            3.75%            0.96%           1.17%            41%
 10/31/01       11.56            9.59%         40,410            4.11%            0.97%           1.18%            48%
 10/31/00       10.99            8.93%         38,700            4.47%            0.95%           1.17%            37%
 10/31/99       10.57           (3.72)%        41,343            4.31%            0.96%           1.16%            24%
 10/31/98       11.44            7.65%         48,218            4.27%            0.87%           1.20%            27%

 RETAIL B
 10/31/02       11.79            5.15%            342            3.08%            1.63%           1.87%            41%
 10/31/01(2)    11.56            4.46%**          207            3.46%*           1.62%*          1.88%*           48%

 TRUST
 10/31/02       11.79            6.06%         75,632            3.94%            0.77%           0.98%            41%
 10/31/01       11.56            9.80%         60,694            4.30%            0.78%           0.99%            48%
 10/31/00       10.99            9.12%         50,511            4.65%            0.78%           0.98%            37%
 10/31/99       10.57           (3.54)%        36,696            4.50%            0.77%           0.97%            24%
 10/31/98       11.44            7.82%         34,801            4.42%            0.72%           0.99%            27%

-------------------------------------------------
*    Annualized
**   Not annualized
(1)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(2)  The Fund began issuing Retail B Shares on March 1, 2001.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.41, $0.44, $0.45, $0.46 and $0.45, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2002 and the period ended October 31, 2001 was $0.33 and $0.24, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the
     Administrator for Trust Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.43, $0.47,
     $0.47, $0.48 and $0.47, respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is
     $0.00, $0.00 and 0.02%, respectively. The effect of the changes for Retail B Shares for the year ended October 31,
     2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively. The effect of the changes for
     Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively (Note 2).

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     88-89

--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                  ----------------------------------------    ---------------------------------------------



                                                  NET
                        NET                    REALIZED AND                  DISTRIBUTIONS   DISTRIBUTIONS
                    ASSET VALUE,       NET      UNREALIZED      TOTAL FROM      FROM NET       FROM NET
                      BEGINNING    INVESTMENT   GAIN (LOSS)    ON INVESTMENT   INVESTMENT      REALIZED          TOTAL
                      OF PERIOD  INCOME(A)(B)  INVESTMENTS(B)   OPERATIONS       INCOME      CAPITAL GAINS   DISTRIBUTIONS
                    -----------  ------------  --------------   -----------   ------------   -------------- ---------------
 TRUST
 10/31/02              $10.11        $0.36        $ 0.18         $ 0.54         $(0.36)          $  --          $(0.36)
 10/31/01(1)             9.78         0.34          0.33           0.67          (0.34)             --           (0.34)
 12/31/00                9.03         0.42          0.75           1.17          (0.42)             --           (0.42)
 12/31/99               10.26         0.43         (1.13)         (0.70)         (0.43)          (0.10)          (0.53)
 12/31/98               10.41         0.44          0.05           0.49          (0.44)          (0.20)          (0.64)
 12/31/97               10.17         0.45          0.26           0.71          (0.45)          (0.02)          (0.47)


                                                          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                    -----------------------------------------------------------

                                                                             RATIO OF NET      RATIO OF        RATIO OF
                                                                              INVESTMENT       OPERATING       OPERATING
                NET INCREASE                                  NET ASSETS        INCOME         EXPENSES        EXPENSES
                (DECREASE)         NET                         END OF         INCLUDING       INCLUDING       EXCLUDING    PORTFOLIO
                  IN NET        ASSET VALUE       TOTAL        PERIOD       REIMBURSEMENT/  REIMBURSEMENT/  REIMBURSEMENT/  TURNOVER
                ASSET VALUE    END OF PERIOD     RETURN      (IN 000S)        WAIVER(B)        WAIVER          WAIVER        RATE
                ------------  ---------------   --------    ------------    -------------   --------------  -------------  ---------
 TRUST
 10/31/02         $0.18          $10.29          5.52%         $25,836          3.62%           0.84%           1.10%          57%
 10/31/01(1)       0.33           10.11          7.00%**        24,051          4.10%*          0.79%*          1.14%*         46%**
 12/31/00          0.75            9.78         13.31%          24,503          4.54%           0.80%           1.01%          23%
 12/31/99         (1.23)           9.03         (7.05)          31,999          4.35%           0.80%           0.94%          43%
 12/31/98         (0.15)          10.26          4.84           37,658          4.28%           0.80%           0.96%          56%
 12/31/97          0.24           10.41          7.18           42,134          4.47%           0.80%           0.96%          72%

------------------------------------------------------------------
 *   Annualized
 **  Not Annualized
(1)  The Fund commenced operations on May 3, 1993 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar
     Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two series of shares, Class I Shares and Class A Shares.
     In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I Shares and Class A Shares for Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund. The financial highlights for periods prior to August 27, 2001 are those of Class I Shares of the Predecessor Pillar Fund.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2002 and the period ended October 31, 2001 was $0.35 and $0.34, respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00,
     $0.00 and 0.01%, respectively (Note 2).

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                 90-91

--------------------------------------------------------------------------------
RHODE ISLAND MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                     INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                  ----------------------------------------    ---------------------------------------------

                                                  NET
                        NET                    REALIZED AND                  DISTRIBUTIONS   DISTRIBUTIONS
                    ASSET VALUE,       NET      UNREALIZED      TOTAL FROM      FROM NET       FROM NET
                      BEGINNING    INVESTMENT   GAIN (LOSS)    ON INVESTMENT   INVESTMENT      REALIZED          TOTAL
                      OF PERIOD   INCOME(A)(B) INVESTMENTS(B)   OPERATIONS       INCOME      CAPITAL GAINS   DISTRIBUTIONS
                    -----------   ------------ --------------   -----------   ------------   -------------- ---------------
 RETAIL A
 10/31/02               $11.30        $0.47       $ 0.11       $ 0.58           $(0.47)          $--           $(0.47)
 10/31/01                10.75         0.49         0.55         1.04            (0.49)           --            (0.49)
 10/31/00                10.36         0.48(3)      0.39         0.87            (0.48)           --            (0.48)
 10/31/99                11.18         0.48        (0.77)       (0.29)           (0.48)        (0.05)           (0.53)
 10/31/98                10.91         0.50         0.29         0.79            (0.50)        (0.02)           (0.52)

 RETAIL B
 10/31/02                11.30         0.37         0.11         0.48            (0.37)           --            (0.37)
 10/31/01(1)             11.06         0.27         0.23         0.50            (0.26)           --            (0.26)

 TRUST
 10/31/02                11.30         0.47         0.11         0.58            (0.47)           --            (0.47)
 10/31/01                10.75         0.49         0.55         1.04            (0.49)           --            (0.49)
 10/31/00(1)             10.53         0.18(3)      0.22         0.40            (0.18)           --            (0.18)







                                                          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                    -----------------------------------------------------------

                                                                             RATIO OF NET     RATIO OF        RATIO OF
                                                                              INVESTMENT      OPERATING       OPERATING
                NET INCREASE                                 NET ASSETS        INCOME          EXPENSES        EXPENSES
                (DECREASE)         NET                        END OF         INCLUDING        INCLUDING       EXCLUDING    PORTFOLIO
                  IN NET        ASSET VALUE       TOTAL       PERIOD       REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/  TURNOVER
                ASSET VALUE    END OF PERIOD    RETURN(2)    (IN 000S)        WAIVER(B)         WAIVER          WAIVER        RATE
                ------------  ---------------   --------    ------------    -------------   --------------  -------------  ---------
 RETAIL A
 10/31/02          $ 0.11          $11.41          5.23%      $45,683           4.16%           0.73%           0.94%          19%
 10/31/01            0.55           11.30          9.88%       40,257           4.44%           0.69%           0.94%          19%
 10/31/00            0.39           10.75          8.65%       26,023           4.58%           0.73%           1.06%          43%
 10/31/99           (0.82)          10.36         (2.73)%      19,833           4.41%           0.80%           1.20%          34%
 10/31/98            0.27           11.18          7.35%       20,210           4.52%           0.81%           1.23%          41%

 RETAIL B
 10/31/02            0.11           11.41          4.36%          440           3.34%           1.55%           1.76%          19%
 10/31/01(1)         0.24           11.30          4.60%**        169           3.60%*          1.53%*          1.76%*         19%

 TRUST
 10/31/02            0.11           11.41          5.26%       93,143           4.17%           0.72%           0.92%          19%
 10/31/01            0.55           11.30          9.90%       88,307           4.46%           0.67%           0.93%          19%
 10/31/00(1)         0.22           10.75          3.82%**     82,617           4.60%*          0.71%*          1.04%*         43%**

----------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began issuing Trust Shares on June 19, 2000 and Retail B Shares on March 1, 2001.
(2)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(3)  The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.45, $0.47, $0.45(3), $0.44 and $0.45, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2002 and the period ended October 31, 2001 was $0.35 and $0.25, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the
     Administrator for Trust Shares for the year ended October 31, 2002, the year ended October 31, 2001 and the period ended October 31, 2000 was $0.45, $0.46 and $0.17(3), respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is
     $0.00, $0.00 and 0.02%, respectively. The effect of the changes for Retail B Shares for the year ended October 31,
     2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively. The effect of the changes for
     Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively (Note 2).

                         SEE NOTES TO FINANCIAL STATEMENTS.

                                       92-93

--------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                  ----------------------------------------    ---------------------------------------------

                                                  NET
                        NET                    REALIZED AND                  DISTRIBUTIONS   DISTRIBUTIONS
                    ASSET VALUE,       NET      UNREALIZED      TOTAL FROM      FROM NET       FROM NET
                      BEGINNING    INVESTMENT   GAIN (LOSS)    ON INVESTMENT   INVESTMENT      REALIZED          TOTAL
                      OF PERIOD   INCOME(A)(B) INVESTMENTS(B)   OPERATIONS       INCOME      CAPITAL GAINS   DISTRIBUTIONS
                    -----------   ------------ --------------   -----------   ------------   -------------- ---------------
 RETAIL A
 10/31/02              $10.50        $0.36(5)     $ 0.11         $ 0.47         $(0.36)          $--           $(0.36)
 10/31/01               10.01         0.40          0.49           0.89          (0.40)           --            (0.40)
 10/31/00(2)             9.82         0.15(5)       0.19           0.34          (0.15)           --            (0.15)

 RETAIL B
 10/31/02               10.50         0.30(5)       0.09           0.39          (0.28)           --            (0.28)
 10/31/01(3)            10.26         0.22          0.23           0.45          (0.21)           --            (0.21)

 TRUST
 10/31/02               10.50         0.38(5)       0.11           0.49          (0.38)           --            (0.38)
 10/31/01               10.01         0.42          0.49           0.91          (0.42)           --            (0.42)
 10/31/00(1)             9.60         0.18(5)       0.41           0.59          (0.18)           --            (0.18)
 05/31/00               10.33         0.44         (0.62)         (0.18)         (0.44)        (0.11)           (0.55)
 05/31/99               10.52         0.45         (0.01)          0.44          (0.45)        (0.18)           (0.63)
 05/31/98               10.18         0.48          0.44           0.92          (0.48)        (0.10)           (0.58)


                                                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                           -------------------------------------------------------------

                                                                            RATIO OF NET     RATIO OF        RATIO OF
                                                                             INVESTMENT      OPERATING       OPERATING
                NET INCREASE                                NET ASSETS        INCOME          EXPENSES        EXPENSES
                (DECREASE)         NET                       END OF         INCLUDING        INCLUDING       EXCLUDING    PORTFOLIO
                  IN NET        ASSET VALUE      TOTAL       PERIOD       REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/  TURNOVER
                ASSET VALUE    END OF PERIOD   RETURN(2)    (IN 000S)        WAIVER(B)         WAIVER          WAIVER        RATE
                ------------  ---------------  --------    ------------    -------------   --------------  -------------  ---------
 RETAIL A
 10/31/02          $ 0.11        $10.61          4.59%       $ 11,947           3.47%           0.86%           1.06%         60%
 10/31/01            0.49         10.50          9.02%         13,746           3.89%           0.91%           1.09%         88%
 10/31/00(2)         0.19         10.01          3.24%**            1           4.21%*          0.94%*          1.69%*        38%**

 RETAIL B
 10/31/02            0.11         10.61          3.77%            227           2.80%           1.53%           1.82%         60%
 10/31/01(3)         0.24         10.50          4.41%**            6           3.12%*          1.66%*          2.93%*        88%

 TRUST
 10/31/02            0.11         10.61          4.77%        258,982           3.64%           0.69%           0.89%         60%
 10/31/01            0.49         10.50          9.23%        252,076           4.06%           0.74%           0.89%         88%
 10/31/00(1)         0.41         10.01          6.18%**      261,938           4.38%*          0.77%*          0.91%*        38%**
 05/31/00           (0.73)         9.60         (1.70)%       296,711           4.50%           0.80%           1.11%         48%
 05/31/99           (0.19)        10.33          4.24%        356,995           4.31%           0.80%           1.11%         69%
 05/31/98            0.34         10.52          9.24%        303,578           4.62%           0.80%           1.12%         34%

------------------------------------------------------------
 *   Annualized
 **  Not Annualized
(1)  The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the
     Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy.
     Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the
     Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(2)  The Fund began offering Retail A Shares on June 26, 2000.
(3)  The Fund began issuing Retail B Shares on March 1, 2001.
(4)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(5)  The elected per share data was calculated using the weighted average shares outstanding method for the period.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2002, the year ended October 31, 2001 and the period ended October 31, 2000 was $0.34(5), $0.38 and $0.13(5), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2002 and the period ended October 31, 2001 was $0.27(5) and
     $0.13, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2002, the year ended
     October 31, 2001 and the period ended October 31, 2000 was $0.36(5), $0.41 and $0.18(5), respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is
     $0.00, $0.00 and 0.02%, respectively. The effect of the changes for Retail B Shares for the year ended October 31,
     2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively. The effect of the changes for
     Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively (Note 2).

                            SEE NOTES TO FINANCIAL STATEMENTS.

                                        94-95

--------------------------------------------------------------------------------
CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                  ----------------------------------------    ---------------------------------------------

                                                  NET
                        NET                    REALIZED AND                  DISTRIBUTIONS   DISTRIBUTIONS
                    ASSET VALUE,       NET      UNREALIZED      TOTAL FROM      FROM NET       FROM NET
                      BEGINNING    INVESTMENT   GAIN (LOSS)    ON INVESTMENT   INVESTMENT      REALIZED          TOTAL
                      OF PERIOD   INCOME(A)(B) INVESTMENTS(B)   OPERATIONS       INCOME      CAPITAL GAINS   DISTRIBUTIONS
                    -----------   ------------ --------------   -----------   ------------   -------------- ---------------
 RETAIL A
 10/31/02               $10.92        $0.42        $0.06         $ 0.48         $(0.42)          $--           $(0.42)
 10/31/01                10.41         0.43         0.50           0.93          (0.42)           --            (0.42)
 10/31/00(2)             10.22         0.15(5)      0.19           0.34          (0.15)           --            (0.15)

 RETAIL B
 10/31/02                10.92         0.34         0.06           0.40          (0.34)           --            (0.34)
 10/31/01(3)             10.69         0.23         0.23           0.46          (0.23)           --            (0.23)

 TRUST
 10/31/02                10.92         0.44         0.06           0.50          (0.44)           --            (0.44)
 10/31/01                10.41         0.44         0.51           0.95          (0.44)           --            (0.44)
 10/31/00(1)             10.00         0.19(5)      0.41           0.60          (0.19)           --            (0.19)
 05/31/00                10.67         0.46        (0.62)         (0.16)         (0.46)        (0.05)           (0.51)
 05/31/99                10.81         0.48        (0.08)          0.40          (0.48)        (0.06)           (0.54)
 05/31/98                10.38         0.50         0.45           0.95          (0.50)        (0.02)           (0.52)



                                                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                           -------------------------------------------------------------

                                                                            RATIO OF NET     RATIO OF        RATIO OF
                                                                             INVESTMENT      OPERATING       OPERATING
                NET INCREASE                                NET ASSETS        INCOME          EXPENSES        EXPENSES
                (DECREASE)         NET                       END OF         INCLUDING        INCLUDING       EXCLUDING    PORTFOLIO
                  IN NET        ASSET VALUE      TOTAL       PERIOD       REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/  TURNOVER
                ASSET VALUE    END OF PERIOD   RETURN(4)    (IN 000S)        WAIVER(B)         WAIVER          WAIVER        RATE
                ------------  ---------------  --------    ------------    -------------   --------------  -------------  ---------
 RETAIL A
 10/31/02         $ 0.06          $10.98          4.51%      $ 22,027          3.90%           0.87%           1.08%            3%
 10/31/01           0.51           10.92          9.10%        27,691          3.97%           0.93%           1.12%           36%
 10/31/00(2)        0.19           10.41          3.23%**          66          4.20%*          0.95%*          1.37%*          30%**

 RETAIL B
 10/31/02           0.06           10.98          3.79%           138          3.21%           1.56%           1.77%            3%
 10/31/01(3)        0.23           10.92          4.33%**          46          3.21%*          1.69%*          1.88%*          36%

 TRUST
 10/31/02           0.06           10.98          4.67%       104,727          4.05%           0.72%           0.92%            3%
 10/31/01           0.51           10.92          9.32%       113,952          4.14%           0.76%           0.93%           36%
 10/31/00(1)        0.41           10.41          6.01%**     121,974          4.37%*          0.78%*          0.94%*          30%**
 05/31/00          (0.67)          10.00         (1.45)%      148,902          4.52%           0.80%           1.12%           30%
 05/31/99          (0.14)          10.67          3.72%       187,725          4.37%           0.80%           1.12%           19%
 05/31/98           0.43           10.81          9.29%       142,107          4.66%           0.80%           1.14%           17%

---------------------------------------------------------
 *   Annualized
 **  Not Annualized
(1)  The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the
     Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy.
     Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the
     Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(2)  The Fund began offering Retail A Shares on June 26, 2000.
(3)  The Fund began issuing Retail B Shares on March 1, 2001.
(4)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(5)  The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended ended October 31, 2002, the year ended October 31,
     2001 and the period ended October 31, 2000 was $0.39, $0.41 and $0.14(5), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended October 31, 2002 and the period ended October 31, 2001 was $0.32 and $0.22, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2002, the year ended
     October 31, 2001 and the period ended October 31, 2000 was $0.42, $0.42 and $0.18(5), respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is
     $0.00, $0.00 and 0.02%, respectively. The effect of the changes for Retail B Shares for the year ended October 31,
     2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively. The effect of the changes for
     Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively (Note 2).

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                  96-97

--------------------------------------------------------------------------------
MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                  ----------------------------------------    ---------------------------------------------

                                                  NET
                        NET                    REALIZED AND                  DISTRIBUTIONS   DISTRIBUTIONS
                    ASSET VALUE,       NET      UNREALIZED      TOTAL FROM      FROM NET       FROM NET
                      BEGINNING    INVESTMENT   GAIN (LOSS)    ON INVESTMENT   INVESTMENT      REALIZED          TOTAL
                      OF PERIOD   INCOME(A)(B) INVESTMENTS(B)   OPERATIONS       INCOME      CAPITAL GAINS   DISTRIBUTIONS
                    -----------   ------------ --------------   -----------   ------------   -------------- ---------------
 RETAIL A
 10/31/02               $10.67       $0.40(5)    $ 0.09           $0.49         $(0.40)        $(0.40)          $ 0.09
 10/31/01                10.18        0.42         0.49            0.91          (0.42)         (0.42)            0.49
 10/31/00(2)             10.00        0.15(5)      0.18            0.33          (0.15)         (0.15)            0.18

 RETAIL B
 10/31/02                10.67        0.33(5)      0.09            0.42          (0.33)         (0.33)            0.09
 10/31/01(3)             10.44        0.22         0.23            0.45          (0.22)         (0.22)            0.23

 TRUST
 10/31/02                10.67        0.41(5)      0.09            0.50          (0.41)         (0.41)            0.09
 10/31/01                10.18        0.43         0.49            0.92          (0.43)         (0.43)            0.49
 10/31/00(1)              9.78        0.18(5)      0.40            0.58          (0.18)         (0.18)            0.40
 05/31/00                10.39        0.45        (0.61)          (0.16)         (0.45)         (0.45)           (0.61)
 05/31/99                10.42        0.45        (0.03)           0.42          (0.45)         (0.45)           (0.03)
 05/31/98                10.01        0.47         0.41            0.88          (0.47)         (0.47)            0.41



                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                        ----------------------------------------------------------------
                                                             RATIO OF NET       RATIO OF        RATIO OF
                                                              INVESTMENT        OPERATING       OPERATING
                                                                INCOME          EXPENSES        EXPENSES
                                               NET ASSETS,     INCLUDING        INCLUDING       EXCLUDING         PORTFOLIO
          NET ASSET VALUE,                    END OF PERIOD  REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      TURNOVER
           END OF PERIOD   TOTAL RETURN(4)      (IN 000S)       WAIVER (B)         WAIVER          WAIVER            RATE
          ---------------  --------------     -------------  ---------------  --------------  --------------     -------------
 RETAIL A
 10/31/02       $10.76          4.67%           $ 72,454          3.73%            0.85%           1.05%               6%
 10/31/01        10.67          9.05%             57,071          3.98%            0.91%           1.09%              54%
 10/31/00(2)     10.18          3.36%**            1,345          4.20%*           0.93%*          1.09%*             20%**

 RETAIL B
 10/31/02        10.76          3.97%              1,176          3.06%            1.52%           1.72%               6%
 10/31/01(3)     10.67          4.41%**              653          3.33%*           1.56%*          1.74%*             54%

 TRUST
 10/31/02        10.76          4.84%            220,042          3.90%            0.68%           0.89%               6%
 10/31/01        10.67          9.24%            191,129          4.15%            0.74%           0.90%              54%
 10/31/00(1)     10.18          5.99%**          176,306          4.36%*           0.77%*          0.92%*             20%**
 05/31/00         9.78         (1.51)%           231,140          4.52%            0.80%           1.12%              11%
 05/31/99        10.39          4.10%            267,871          4.32%            0.80%           1.12%               9%
 05/31/98        10.42          8.91%            206,137          4.54%            0.80%           1.14%               6%

---------------------------------------------------------------
  *  Annualized
 **  Not Annualized
(1)  The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the
     Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy.
     Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKBShares of the
     Fund. On June 26, 2001, BKBShares converted into Retail A Shares.
(2)  The Fund began offering Retail A Shares on June 26, 2000.
(3)  The Fund began issuing Retail B Shares on March 1, 2001.
(4)  Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(5)  The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the year ended October 31, 2002, the year ended October 31, 2001 and the period ended October 31, 2000 was $0.37(5), $0.40 and $0.15(5), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the year ended ended October 31, 2002 and the period ended October 31, 2001 was $0.30(5)
     and $0.21, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment
     Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2002, the year ended October 31, 2001 and the period ended October 31, 2000 was $0.39(5), $0.42 and $0.18(5), respectively.
(B)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Retail A Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is
     $0.00, $0.00 and 0.00%, respectively. The effect of the changes for Retail B Shares for the year ended October 31,
     2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively. The effect of the changes for
     Trust Shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively (Note 2).

                            SEE NOTES TO FINANCIAL STATEMENTS.

                                       98-99

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust" or "Galaxy"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered thirty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Florida Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund (previously, Pillar Pennsylvania Municipal Securities Fund), Rhode Island Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, and Massachusetts Intermediate Municipal Bond Fund (individually, a "Fund," and collectively, the "Funds") only.

  The Florida Municipal Bond Fund is authorized to issue one series of shares (Trust Shares). The Connecticut Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Tax-Exempt Bond Fund is authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares). Currently, the Tax-Exempt Bond Fund offers only Trust Shares, Retail A Shares and Retail B Shares and the Pennsylvania Municipal Bond Fund offers only Trust Shares. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares are substantially the same except that (i) Retail A Shares and Prime A Shares are subject to a maximum 4.75% front-end sales charge, (ii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Retail B Shares purchased prior to January 1, 2001 will convert automatically to Retail A Shares six years after the date of purchase and Retail B Shares purchased on or after January 1, 2001 will convert automatically to Retail A Shares eight years after the date of purchase. Prime B Shares will convert automatically to Prime A Shares eight years after the date of purchase. Prior to June 26, 2001, the Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds were authorized to offer an additional series of shares (BKB Shares). On June 26, 2001, BKB Shares of the Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds were converted into Retail A Shares of the same Fund upon a finding by the Board of Trustees of the Trust at a meeting held on May 31, 2001 that such conversion was in the best interest of the holders of BKB Shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Funds in the preparation of their financial statements.

  PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. The securities of other registered investment companies are valued at the net asset value of the securities. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in other investment companies are valued at net asset value.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest and dividend income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  INCOME RECOGNITION: The Funds have adopted the provisions of the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies (the "Guide") effective November 1, 2001. The Guide requires investment companies to amortize premiums and discounts on fixed income securities. Prior to November 1, 2001, the Funds amortized premiums, but did not amortize discounts on fixed income securities. Accordingly, those Funds affected recorded a cumulative effect adjustment to reflect the amortization of discounts. The cumulative effect of this accounting change did not impact net assets of the Funds, but resulted in reclassifications as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


                                                     AT OCTOBER 31, 2001             FOR THE YEAR ENDED OCTOBER 31, 2002
                                                 --------------------------     -------------------------------------------
                                                                                                               NET UNREALIZED
                                               NET UNREALIZED                  NET INVESTMENT   NET REALIZED    APPRECIATION
 FUND                                          (DEPRECIATION)       COST           INCOME        GAIN (LOSS)   (DEPRECIATION)
------                                           ----------      ----------     -----------      ----------      ----------
Tax-Exempt Bond Fund............................ $       --      $       --      $   15,995      $   (3,848)     $  (12,147)
Connecticut Municipal Bond Fund.................       (322)            322          10,625          (2,666)         (7,959)
Florida Municipal Bond Fund.....................         --              --             200              --            (200)
Massachusetts Municipal Bond Fund...............     (5,254)          5,254          11,364              --         (11,364)
New Jersey Municipal Bond Fund..................     (5,562)          5,562           7,433          29,746         (37,179)
New York Municipal Bond Fund....................    (11,624)         11,624          19,932         (12,420)         (7,512)
Pennsylvania Municipal Bond Fund................     (4,095)          4,095           2,765           5,803          (8,568)
Rhode Island Municipal Bond Fund................    (32,954)         32,954          20,294            (720)        (19,574)
Intermediate Tax-Exempt Bond Fund...............   (197,491)        197,491          44,932         (49,662)          4,730
Connecticut Intermediate Municipal Bond Fund ...    (57,443)         57,443          31,677             (60)        (31,617)
Massachusetts Intermediate Municipal Bond Fund .    (24,537)         24,537           9,718          (4,557)         (5,161)

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax period ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

   ORGANIZATION COSTS: The New Jersey Municipal Bond Fund has borne all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of the Fund's operations. In the event that any of the initial shares purchased by the Fund's sponsor are redeemed during such period by any holder thereof, the Fund will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

  WHEN-ISSUED SECURITIES: Each Fund may purchase and sell securities, such as municipal obligations, on a "when-issued" basis. Delivery of the securities and payment take place after the date of the commitment to purchase and such securities are subject to market fluctuations during this period. The fair value of these securities is determined in the same manner as other municipal obligations. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the when-issued commitment in a separate account.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICES AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), a wholly-owned subsidiary of Columbia Management Group, Inc. ("CMG") and an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund. The Trust has been advised by the Investment Advisor that, effective August 1, 2001, and until further notice to the Board of Trustees of the Trust, it intends to waive advisory fees payable to it by each Fund so that the advisory fees payable by each Fund would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. (See Note 4.)

  Prior to August 27, 2001, Summit Bank Investment Management Division ("Summit"), a division of Summit Bank, and its successor, Fleet, provided investment advisory services to the Pillar Pennsylvania Municipal Securities Fund, predecessor fund of the Galaxy Pennsylvania Municipal Bond Fund (the "Predecessor

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Pillar Fund"). (See Note 9.) Summit and Fleet were paid fees for their services at the annual rate of 0.60% of the average daily net assets of the Predecessor Pillar Fund.

  The Trust and Fleet (the "Administrator") are also parties to an administration agreement under which the Administrator provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other Funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion. The Administrator has advised the Trust that effective November 15, 2002 the Administrator intends to limit the administration fee payable to it by the Trust to a maximum annual rate of 0.067% of the combined average daily net assets of the Funds and the other funds offered by the Trust. Prior to July 22, 2002, PFPC Inc. ("PFPC"), a member of PNC Financial Services Group, served as the Trust's administrator and was entitled to receive the same fees that the Administrator is currently entitled to receive. Prior to May 31, 2001, PFPC received administration fees at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets and 0.0525% of combined average daily net assets in excess of $21 billion. Effective July 22, 2002, PFPC serves as sub-administrator to the Trust pursuant to an agreement with the Administrator.

  In addition, the Administrator also provides custody administration services pursuant to certain fee arrangements. In accordance with such fee arrangements, the Administrator compensates the Trust's custodian bank, JPMorgan Chase Bank (formerly known as Chase Manhattan Bank), for its services.

  Prior to August 27, 2001, SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, provided certain administrative services to the Predecessor Pillar Fund. The fees paid to SEI were based on the level of aggregate net assets of The Pillar Funds (other than two institutional money market funds).

  Colonial Management Associates, Inc. ("CMA"), an affiliate of Fleet, provides the Trust with certain pricing and bookkeeping services pursuant to certain fee arrangements. Prior to July 22, 2002, PFPC provided these pricing and bookkeeping services pursuant to its administration agreement with the Trust and subject to the same fee arrangements. PFPC has agreed to continue to provide certain of these pricing and bookkeeping services pursuant to an agreement with CMA. As of July 22, 2002, Liberty Funds Services, Inc., an affiliate of Fleet, provides transfer agency services to the Funds pursuant to certain fee arrangements. Prior to July 22, 2002, transfer agency services were provided to the Funds by PFPC.

  Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Fleet, serves as the exclusive distributor of the Trust's shares. Prior to July 22, 2002, PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC, and an indirect wholly-owned subsidiary of PNC Financial Services Group, acted as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, PFPC Distributors acquired all of the outstanding shares of PDI, and PDI was subsequently merged into PFPC Distributors.

  Prior to August 27, 2001, SEI Investments Distribution Co. (the "SEI Distributor"), a wholly-owned subsidiary of SEI Investments Company, served as the exclusive distributor of shares of the Predecessor Pillar Fund. The Predecessor Pillar Fund had adopted a distribution plan for Class A Shares, which entitled the SEI Distributor to receive an annual distribution fee of up to 0.25% of the average daily net assets attributable to Class A Shares of the Predecessor Pillar Fund.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net assets of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net assets of the outstanding Retail A Shares beneficially owned by such customers. No fees were charged under the Services Plan with respect to Retail A Shares of the Rhode Island Municipal Bond Fund for the year ended October 31, 2002.

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Funds. Under the 12b-1 Plan, the Trust may pay
(i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

payments under the 12b-1 Plan for shareholder liaison and shareholder administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Fund's outstanding Retail B Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net assets attributable to Retail B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 2002, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                                 12B-1 PLAN
                              SERVICES          ------------
FUND                           PLAN       SERVICES   DISTRIBUTION
----                           ----       --------   ------------
Tax-Exempt Bond Fund ...... $ 24,468      $ 4,012      $ 20,045
Connecticut Municipal
 Bond Fund ................   34,321          382         1,658
Massachusetts Municipal
 Bond Fund ................   43,715          530         2,286
New Jersey Municipal
 Bond Fund ................    6,928          110           484
New York Municipal
 Bond Fund ................   45,180          406         1,763
Rhode Island Municipal
 Bond Fund ................      ---          378         1,643
Intermediate Tax-Exempt
 Bond Fund ................   16,784           88           389
Connecticut Intermediate
 Municipal Bond Fund ......   31,866          127           559
Massachusetts Intermediate
 Municipal Bond Fund ......   81,180        1,642         7,098


  The Trust has adopted a distribution plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Tax-Exempt Bond Fund. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under the direction of the Board of Trustees, intends to limit the Fund's payments under the Prime A Shares Plan to an annual rate of not more than 0.25% of the average daily net assets attributable to the Fund's outstanding Prime A Shares.

  The Trust has adopted a distribution and services plan (the "Prime B Shares Plan") with respect to Prime B Shares of the Tax-Exempt Bond Fund. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Prime B Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, intends to limit the Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net assets attributable to Prime B Shares owned of record or beneficially by customers of institutions. As of October 31, 2002, the Tax-Exempt Bond Fund had not commenced its offering of Prime A Shares and Prime B Shares.

  Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. For the year ended October 31, 2002, transfer agent charges for each series (other than Prime A Shares and Prime B Shares, which had not been issued prior to the date of the report) were as follows:

FUND                            RETAIL A   RETAIL B      TRUST
----                            --------   --------      -----
Tax-Exempt Bond Fund .........  $ 12,607   $ 1,723     $   303
Connecticut Municipal
 Bond Fund ...................    12,203       203          --
Florida Municipal Bond Fund ..       N/A       N/A       5,022
Massachusetts Municipal
 Bond Fund ...................    13,830       153          --
New Jersey Municipal
 Bond Fund ...................     6,484        49         767
New York Municipal
 Bond Fund ...................    19,022       219         247
Pennsylvania Municipal
 Bond Fund ...................       N/A       N/A       5,019
Rhode Island Municipal
 Bond Fund ...................     6,982        92          87
Intermediate Tax-Exempt
 Bond Fund ...................     4,853        80         114
Connecticut Intermediate
 Municipal Bond Fund .........     6,863        41         243
Massachusetts Intermediate
 Municipal Bond Fund .........    17,582       346          78


  For the period January 1, 2001 through August 26, 2001, the Predecessor Pillar Fund paid transfer agent fees, which are included in the transfer agent fees on the Statement of Operations for the period January 1, 2001 through October 31, 2001, of $20,202.

  Certain officers of the Trust are officers of Fleet and its affiliates. Such officers receive no compensation from the Trust for serving in their respective roles. Each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy VIP

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Board of Trustees of the Trust, VIP and Galaxy II is also entitled to additional fees for his services in this capacity. These fees are allocated among the Funds of the Trust, VIP and Galaxy II based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the year ended October 31, 2002 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.   WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

  The Investment Advisor and/or its affiliates and/or PFPC voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and/or expense reimbursements at any time. For the year ended October 31, 2002, the Investment Advisor and/or its affiliates and/or PFPC waived fees and/or reimbursed expenses with respect to the Funds as follows:

                                                     EXPENSES
FUND                                  FEES WAIVED   REIMBURSED
-----                                 -----------  ------------
Tax-Exempt Bond Fund ...............   $ 422,910     $    --
Connecticut Municipal Bond Fund ....     124,733       9,097
Florida Municipal Bond Fund ........     156,495          --
Massachusetts Municipal
  Bond Fund.........................     235,807       1,336
New Jersey Municipal Bond Fund .....     195,234           2
New York Municipal Bond Fund. ......     206,933          81
Pennsylvania Municipal Bond Fund ...      68,620          --
Rhode Island Municipal Bond Fund ...     268,711          --
Intermediate Tax-Exempt
  Bond Fund.........................     536,248          51
Connecticut Intermediate
  Municipal Bond Fund...............     273,068          --
Massachusetts Intermediate
  Municipal Bond Fund...............     538,995          --

5.   SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty-three classes of shares, each consisting of one or more series.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of a Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.   PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 2002 were as follows:

FUND                                    PURCHASES     SALES
----                                    ---------     -----
Tax-Exempt Bond Fund ............... $ 73,665,695 $75,462,714
Connecticut Municipal Bond Fund ....   12,488,165  15,686,246
Florida Municipal Bond Fund ........   18,279,685  12,150,421
Massachusetts Municipal Bond Fund ..   15,590,204   7,965,672
New Jersey Municipal Bond Fund .....   21,502,872  42,526,323
New York Municipal Bond Fund .......   39,307,052  42,875,796
Pennsylvania Municipal Bond Fund ...   14,597,242  14,961,150
Rhode Island Municipal Bond Fund ... 34,873,804 23,782,815 Intermediate Tax-Exempt Bond Fund .. 157,946,692 153,748,107 Connecticut Intermediate
  Municipal Bond Fund ..............    4,019,141  19,614,670
Massachusetts Intermediate
  Municipal Bond Fund ..............   64,999,609  15,802,472

  The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis at October 31, 2002 for each Fund is as follows:

FUND                                  APPRECIATION  (DEPRECIATION)
----                                  ------------   ------------
Tax-Exempt Bond Fund ............... $ 14,539,295     $       --
Connecticut Municipal Bond Fund ....    3,750,138             --
Florida Municipal Bond Fund ........    4,218,333         (6,259)
Massachusetts Municipal Bond Fund ..   6,721,524         (21,331)
New Jersey Municipal Bond Fund .....    4,247,304        (63,523)
New York Municipal Bond Fund .......    6,860,546        (98,853)
Pennsylvania Municipal Bond Fund ...    1,450,997             --
Rhode Island Municipal Bond Fund ...    7,947,815       (107,123)
Intermediate Tax-Exempt Bond Fund ..   14,479,487       (173,741)
Connecticut Intermediate
  Municipal Bond Fund ..............    8,556,908             --
Massachusetts Intermediate
  Municipal Bond Fund ..............   15,942,053        (79,307)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

FUND                                       NET         COST
----                                       ---         ----
Tax-Exempt Bond Fund ................ $14,539,295  $191,797,925
Connecticut Municipal Bond Fund .....   3,750,138    51,497,020
Florida Municipal Bond Fund .........   4,212,074    72,891,441
Massachusetts Municipal Bond Fund ...   6,700,193   111,625,523
New Jersey Municipal Bond Fund ......   4,183,781    81,893,521
New York Municipal Bond Fund ........   6,761,693    98,033,067
Pennsylvania Municipal Bond Fund ....   1,450,997    24,410,740
Rhode Island Municipal Bond Fund ....   7,840,692   133,432,731
Intermediate Tax-Exempt Bond Fund ... 14,305,746 255,247,061 Connecticut Intermediate Municipal
  Bond Fund .........................  8,556,908    116,961,818
Massachusetts Intermediate Municipal
  Bond Fund .........................  15,862,746   276,887,743

7.   CONCENTRATION OF CREDIT

  The Connecticut Municipal Bond and Connecticut Intermediate Municipal Bond Funds, Florida Municipal Bond Fund, Massachusetts Municipal Bond and Massachusetts Intermediate Municipal Bond Funds, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund and Rhode Island Municipal Bond Fund invest primarily in debt obligations issued by the State of Connecticut, the State of Florida, the Commonwealth of Massachusetts, the State of New Jersey, the State of New York, the Commonwealth of Pennsylvania and the State of Rhode Island, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds, as non-diversified investment portfolios, are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

8.   LINE OF CREDIT

  Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the Funds and other participating funds at the end of each calendar quarter. For the year ended October 31, 2002, no borrowings were made by the Funds against the line of credit.

9.   ACQUISITION OF THE PILLAR FUNDS

  At a meeting held on March 1, 2001, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Pillar Agreement") providing for the acquisition of The Pillar Funds by the Trust. Pursuant to the Pillar Agreement, (i) all of the assets and liabilities of the Pillar New Jersey Municipal Securities Fund were transferred to the Galaxy New Jersey Municipal Bond Fund in exchange for 789,561 Retail A Shares and 7,956,929 Trust Shares of the Galaxy New Jersey Municipal Bond Fund, and (ii) all of the assets and liabilities of the Pillar Pennsylvania Municipal Securities Fund were transferred to the Galaxy Pennsylvania Municipal Bond Fund in exchange for 2,304,008 Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund. In related transactions, the assets and liabilities of the other Pillar Fund portfolios were transferred to corresponding portfolios of Galaxy and Galaxy II in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 27, 2001, following the approval of the reorganization by Pillar Fund shareholders. The Galaxy Pennsylvania Municipal Bond Fund had nominal assets and liabilities prior to the reorganization and was organized solely to acquire the assets and continue the business, including carrying forward the financial and performance history, of the Pillar Pennsylvania Municipal Securities Fund. Following the reorganization, the Galaxy Pennsylvania Municipal Bond Fund changed its fiscal year-end from December 31 to October 31. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation associated with the acquisition of the Pillar New Jersey Municipal Securities Fund by the Galaxy New Jersey Municipal Bond Fund:

                                                    BEFORE                                 AFTER
                                                  ACQUISITION                           ACQUISITION
                                          ---------------------------------------    ------------------
                                          GALAXY NEW JERSEY     PILLAR NEW JERSEY     GALAXY NEW JERSEY
                                            MUNICIPAL BOND           MUNICIPAL          MUNICIPAL BOND
                                                FUND             SECURITIES FUND            FUND
                                          -----------------     -----------------     -----------------
Net Assets ............................   $      14,541,270     $      90,291,068     $     104,832,338
Shares Outstanding ....................           1,408,583             8,313,206            10,155,073
Retail A /Class A Net Asset Value,
   per share ..........................   $           10.32     $           10.82     $           10.32
Trust /Class I Net Asset Value,
   per share ..........................   $           10.32     $           10.87     $           10.32
Unrealized Appreciation ...............   $         650,137     $       3,383,888     $       4,034,025

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

10.  CAPITAL LOSS CARRYFORWARDS

  At October 31, 2002, the following Funds had capital loss carryforwards:

FUND                                     AMOUNT    EXPIRATION
----                                     --------  ----------
Connecticut Municipal Bond Fund ...... $  371,824      2003
                                           82,263      2005
                                           23,141      2007
                                          291,686      2008
Florida Municipal Bond Fund ..........  1,226,243      2008
                                           62,497      2009
Massachusetts Municipal Bond Fund ....     40,872      2003
                                           65,783      2007
                                        1,004,595      2008
Pennsylvania Municipal Bond Fund .....  1,322,156      2008
                                          186,147      2009
Rhode Island Municipal Bond Fund .....    586,958      2007
                                          208,872      2008
Intermediate Tax-Exempt Bond Fund ....  1,048,369      2008
Connecticut Intermediate Municipal
 Bond Fund ...........................  1,559,202      2008
Massachusetts Intermediate
 Municipal Bond Fund .................      8,397      2004
                                           52,756      2007
                                        2,303,749      2008
                                           16,299      2009

11.  RECLASSIFICATION OF ACCOUNTS

  During the year ended October 31, 2002, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to amortization and discount reclassifications and certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                      UNDISTRIBUTED
                                   (OVER DISTRIBUTED)    ACCUMULATED
                                     NET INVESTMENT      NET REALIZED
FUND                PAID-IN CAPITAL      INCOME          GAIN (LOSS)
----                ---------------   -------------      -----------
 Tax-Exempt Bond Fund . $    70,000   $    (17,218)      $  (52,782)
 Connecticut Municipal
   Bond Fund ..........          --        (10,947)          10,947
 Florida Municipal
   Bond Fund ..........          --           (200)             200
 Massachusetts
   Municipal
   Bond Fund ..........          --        (16,618)          16,618
 New Jersey Municipal
   Bond Fund* .........      15,067          3,667          (18,734)
 New York Municipal
   Bond Fund ..........          --        (31,556)          31,556
 Pennsylvania Municipal
   Bond Fund ..........          --         (6,860)           6,860



                                    (OVER DISTRIBUTED)   ACCUMULATED
                                      NET INVESTMENT     NET REALIZED
FUND                PAID-IN CAPITAL      INCOME             GAIN
----                ---------------   -------------      -----------
 Rhode Island Municipal
   Bond Fund ......         $--       $   (53,153)        $  53,153
 Intermediate
   Tax-Exempt
    Bond Fund .........      --          (242,423)          242,423
 Connecticut
   Intermediate
   Municipal Bond
   Fund ..............        1           (89,121)           89,120
 Massachusetts
   Intermediate
   Municipal Bond
   Fund ..............       --           (34,255)           34,255

* These reclassifications reflect 12/31/01, the Fund's tax year end.

12.  DISTRIBUTIONS TO SHAREHOLDERS

  The tax character of distributions paid during 2002 and 2001 was as follows:

                      DISTRIBUTIONS PAID IN 2002    DISTRIBUTIONS PAID IN 2001
                     ---------------------------   ---------------------------
                        TAX-EXEMPT   LONG-TERM      TAX-EXEMPT      LONG-TERM
  FUND                    INCOME   CAPITAL GAINS      INCOME      CAPITAL GAINS
  ----                    ------   -------------      ------      ------------
Tax-Exempt Bond Fund    $ 8,789,105* $ 1,320,788     $ 8,804,214    $      --
Connecticut Municipal
  Bond Fund.......        2,256,349           --       2,200,776           --
Florida Municipal
  Bond Fund.......        2,819,117           --       2,488,094           --
Massachusetts
  Municipal
  Bond Fund.......        4,526,074           --       3,846,633           --
New Jersey Municipal
  Bond Fund.......        3,683,183      581,176       1,279,608           --
New York Municipal
  Bond Fund.......        3,875,219           --       4,026,016           --
Pennsylvania
  Municipal
  Bond Fund.......          960,363           --         817,363           --
Rhode Island
  Municipal
  Bond Fund.......        5,451,542           --       5,495,324           --
Intermediate
  Tax-Exempt
  Bond Fund.......        9,581,723           --      10,990,508           --
Connecticut
  Intermediate
  Municipal Bond
  Fund............        5,340,456           --       6,104,444           --
Massachusetts
  Intermediate
  Municipal Bond
  Fund............       10,263,657           --       9,989,368           --

* Includes $318,173 of ordinary income.

  There are no significant differences between the distributions to shareholders shown in the Statement of Changes in Net Assets and the tax basis distributions shown above.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

  As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:
                                  UNDISTRIBUTED    UNDISTRIBUTED
                   CAPITAL LOSS    TAX-EXEMPT       LONG-TERM     UNREALIZED
  FUND             CARRYFORWARD      INCOME            GAIN      APPRECIATION
  ----             ------------    ------------     -----------  ------------
Tax-Exempt
  Bond Fund........ $      --      $ 432,752         $1,155,494   $14,539,295
Connecticut Municipal
  Bond Fund........   (768,914)      118,873                 --     3,750,138
Florida Municpal
  Bond Fund ....... (1,288,740)      241,322                 --     4,212,074
Massachusetts
  Municipal
  Bond Fund........ (1,111,250)      283,770                 --     6,700,193
New Jersey
  Municipal
  Bond Fund........         --       222,477            229,272     4,183,781
New York Municipal
  Bond Fund........         --       234,498            485,300     6,761,693
Pennsylvania
  Municipal
  Bond Fund........ (1,508,303)       68,965                 --     1,450,997
Rhode Island
  Municipal
  Bond Fund........   (795,830)      385,236                 --     7,840,692
Intermediate Tax-
  Exempt Bond
  Fund............. (1,048,369)      763,939                 --    14,305,746
Connecticut
  Intermediate
  Municipal
  Bond Fund........ (1,559,202)      360,144                 --     8,556,908
Massachusetts
  Intermediate
  Municipal
  Bond Fund........ (2,381,201)      739,562                 --    15,862,746



13.   TAX INFORMATION (UNAUDITED)

  During the fiscal year ended October 31, 2002, the Funds earned the following percentage of their income from municipal obligations, which generally qualify as exempt from federal and state taxation:

FUND                                 INCOME
----                                 ------
Tax-Exempt Bond Fund ..............   100.00%
Connecticut Municipal Bond Fund ...   100.00%
Florida Municipal Bond Fund .......   100.00%
Massachusetts Municipal Bond Fund .   100.00%
New Jersey Municipal Bond Fund ....    99.99%
New York Municipal Bond Fund ......   100.00%
Pennsylvania Municipal Bond Fund ..   100.00%
Rhode Island Municipal Bond Fund ..   100.00%
Intermediate Tax-Exempt Bond Fund .   100.00%
Connecticut Intermediate Municipal
  Bond Fund .......................   100.00%
Massachusetts Intermediate Municipal
  Bond Fund .......................   100.00%

  During the fiscal year ended October 31, 2002, the Funds listed below designate the following amounts as long-term capital gains:

                                  LONG-TERM CAPITAL
FUND                                  GAIN PAID
----                                  ---------
Tax-Exempt Bond Fund ..............  $1,390,788
New Jersey Municipal Bond Fund ....     702,982
New York Municipal Bond Fund ......     485,300

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

14.  TRUSTEES AND OFFICERS INFORMATION (UNAUDITED)

  The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and Galaxy's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees." Galaxy's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling Galaxy toll-free at 1-800-345-6611.


                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                      TERM OF OFFICE                                   FUND COMPLEX3
NAME, ADDRESS       POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1               WITH GALAXY     TIME SERVED2           DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE4
--------               ----------      -----------            -------------------       ----------        -------------------

INDEPENDENT TRUSTEES
--------------------
Dwight E. Vicks, Jr.3  Chairman &      Since 4/2/86    Chairman & Director, Vicks Lithograph   52   Director, Utica First Insurance
Age 69                 Trustee                         & Printing Corporation (book                 Company; Director, SBU Bank;
                                                       manufacturing).                              Director, Partners Trust
                                                                                                    Financial Group; Director,
                                                                                                    Monitor Life Insurance Company;
                                                                                                    Director, Commercial Travelers
                                                                                                    Mutual Insurance Company.


Louis DeThomasis         Trustee       Since 7/24/86   President, Saint Mary's University      52                   None
Age 62                                                 of Minnesota.

Kenneth A. Froot5        Trustee       Since 12/5/00   Professor of Finance,                   52                   None
Age 45                                                 Harvard University.

James M. Seed            Trustee       Since 5/26/88   President, The Astra Ventures,          52   Chairman and Director, Fischer
Age 61                                                 Incorporated (oil and gas exploration;       -Watt Gold Co.; Director, XSCI,
                                                       private equity).                             Inc.

INTERESTED TRUSTEE
------------------
John T. O'Neill6         Trustee       Since 2/25/88   Private Investor; Executive Vice        52                   None
Age 58                                                 President and Chief Financial Officer,
                                                       Hasbro, Inc. (toy and game
                                                       manufacturer) until December 1999.

OFFICERS
--------
Keith T. Banks7         President      Since 9/5/02    Chief Investment Officer and Chief      N/A                   N/A
590 Madison Avenue                                     Executive Officer, Columbia
36th Floor                                             Management Group, Inc., since
Mail Stop NY EH 30636A                                 August 2000; Managing Director and
New York, NY 10022                                     Head of U.S. Equity, J.P. Morgan
Age 46                                                 Investment Management, from
                                                       November 1996 to August 2000.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                        TERM OF OFFICE                                      FUND COMPLEX3
NAME, ADDRESS         POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)         OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1                 WITH GALAXY     TIME SERVED2           DURING PAST 5 YEARS          BY TRUSTEE         HELD BY TRUSTEE4
--------                 ----------      -----------            -------------------          ----------        -------------------

Joseph R. Palombo8      Vice President    Since 9/5/02      Chief Operating Officer, Columbia       N/A                   N/A
One Financial Center                                        Management Group, Inc., since
Boston, MA 02111                                            November 2001; Chief Operations
Age 48                                                      Officer of Mutual Funds, Liberty
                                                            Financial Companies, Inc., from
                                                            August 2000 to November 2001;
                                                            Executive Vice Pr esident, Stein
                                                            Roe & Farnham Incorporated, since
                                                            April 1999 and Director since
                                                            September 2000; Executive Vice
                                                            President and Director, Colonial
                                                            Management Associates, Inc.,
                                                            since April 1999; Executive Vice
                                                            President and Chief
                                                            Administrative Officer, Liberty
                                                            Funds Group, LLC, since April
                                                            1999; Trustee and Chairman of the
                                                            Board, the Stein Roe Family of
                                                            Funds, since October 2000;
                                                            Manager, Stein Roe Floating Rate
                                                            Limited Liability Company, since
                                                            October 2000; Vice President, the
                                                            Liberty Funds, from April 1999 to
                                                            August 2000; Chief Operating
                                                            Officer and Chief Compliance
                                                            Officer, Putnam Mutual Funds,
                                                            from December 1993 to March 1999.

Glen P. Martin9         Vice President      Since 9/5/02    Director, Strategy and Product           N/A                   N/A
One Financial Center                                        Management Division, and Senior Vice
Boston, MA  02111                                           President, Columbia Management
Age 43                                                      Group, Inc., since March 2002; Interim
                                                            Managing Director, Mutual Fund
                                                            Division, and Senior Vice
                                                            President, Fleet Asset
                                                            Management, from April 2001 to
                                                            March 2002; Director, Product
                                                            Development and Marketing and
                                                            Senior Vice President, Fleet
                                                            Investment Management, from 1999
                                                            to April 2001; Investment
                                                            Marketing Manager and Vice
                                                            President, Fleet Investment
                                                            Management, from 1997 to 1999.

Vicki L. Benjamin10    Chief Accounting     Since 9/5/02    Vice President, Liberty Funds Group,      N/A                   N/A
One Financial Center   Officer and Controller               LLC, since April 2001; Vice President,
Boston, MA 02111                                            Corporate Audit, State Street Bank and
Age 40                                                      Trust Company, from May 1998 to
                                                            April 2001; Senior Audit Manager,
                                                            Coopers & Lybrand, LLP, from July
                                                            1997 to May 1998; Audit Manager,
                                                            Coopers & Lybrand, LLP, from July
                                                            1994 to June 1997.

J. Kevin Connaughton11     Treasurer        Since 9/5/02    Senior Vice President, Liberty Funds      N/A                   N/A
One Financial Center                                        Group, LLC, since January 2001; Vice
Boston, MA 02111                                            President, Liberty Funds Group, LLC,
Age 37                                                      from April 2000 to January 2001; Vice
                                                            President, Colonial Management
                                                            Associates, Inc., from February 1998 to
                                                            October 2000; Senior Tax Manager,
                                                            Coopers & Lybrand, LLP, from April 1996
                                                            to January 1998.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                      TERM OF OFFICE                                   FUND COMPLEX3
NAME, ADDRESS       POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1               WITH GALAXY     TIME SERVED2           DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE4
--------               -----------     ------------           -------------------       ----------        -------------------

W. Bruce McConnel12     Secretary      Since 4/3/86        Partner of the law firm Drinker     N/A                   N/A
One Logan Square                                           Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA 19103
Age 59


-------------------------------------------------------------------
1.   Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, One Financial Center, Boston,
     Massachusetts 02111, Attn: Glen P. Martin.
2.   Each trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with
     Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's
     Code of Regulations; or (c) Galaxy terminates.
3.   The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy (39 open-end investment company portfolios), each trustee also serves as a trustee of The Galaxy VIP Fund (8 open-end investment company portfolios) and Galaxy Fund II (5 open-end investment company portfolios). In addition to Galaxy, Mr. Vicks also serves as Chairman of The Galaxy VIP Fund and Galaxy Fund II.
4.   Directorships of companies required to report to the Securities and Exchange Commission under the Securities
     Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5.   Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.
6.   Mr. O'Neill is considered to be an Interested Trustee because he owns securities issued by FleetBoston Financial
     Corporation.
7.   Mr. Banks also serves as President of The Galaxy VIP Fund, Galaxy Fund II and the Liberty Family of Funds ("Liberty
     Funds"). The Liberty Funds consist of 53 open-end and 9 closed-end investment company portfolios.
8.   Mr. Palombo also serves as Vice President of The Galaxy VIP Fund and Galaxy Fund II.
9.   Mr. Martin also serves as Vice President of The Galaxy VIP Fund and Galaxy Fund II.
10.  Ms. Benjamin also serves as Chief Accounting Officer and Controller of The Galaxy VIP Fund, Galaxy Fund II, the
     Liberty Funds and the Liberty All-Star Family of Funds ("Liberty All-Star Funds"). The Liberty All-Star Funds
     consist of 2 closed-end investment company portfolios.
11.  Mr. Connaughton also serves as Treasurer of The Galaxy VIP Fund, Galaxy Fund II, the Liberty Funds, the Liberty
     All-Star Funds.
12.  Mr. McConnel also serves as Secretary of The Galaxy VIP Fund and Galaxy Fund II.




15.  SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)


  In connection with the consolidation of its mutual fund operations, CMG proposed the reorganization of the Funds and certain other Galaxy portfolios into corresponding portfolios of other investment companies managed by Fleet and its affiliates. CMG proposed that the Funds be reorganized into corresponding portfolios of Liberty Funds Trust V ("Liberty V"). On June 17, 2002, Galaxy's Board of Trustees approved Agreements and Plans of Reorganization among Galaxy, CMG and Liberty V. Liberty V's Board of Trustees also approved the Agreements and Plans of Reorganization. At a special meeting of shareholders held on October 18, 2002, shareholders of the Funds approved the Agreements and Plans of Reorganization with respect to their respective Funds. The following were the results of the vote:




      FUND                      FOR             AGAINST         ABSTAIN
      ----                      ---             -------         -------
Galaxy Tax-Exempt
 Bond Fund ..............  16,474,903.903      21,822.407      40,609.587
Galaxy New Jersey
 Municipal Bond Fund ....   7,611,123.229       4,664.429       5,769.715
Galaxy New York
 Municipal Bond Fund ....   6,784,015.703     116,943.301      58,151.243
Galaxy Connecticut
 Municipal Bond Fund ....   3,657,182.223      31,423.368      42,649.342
Galaxy Massachusetts
 Municipal Bond Fund .....   8,705,321.121      48,981.681      75,711.337
Galaxy Rhode Island
 Municipal Bond Fund ....  10,016,526.026      32,121.119     177,979.882
Galaxy Intermediate
 Tax-Exempt Bond Fund ...  23,589,009.841      21,445.361     190,703.845
Galaxy Connecticut
 Intermediate Municipal
 Bond Fund ..............   9,836,517.571     235,126.226      37,964.735
Galaxy Massachusetts
 Intermediate
 Municipal Bond Fund ....  19,982,485.925     166,571.663     115,519.376
Galaxy Florida
 Municipal Bond Fund ....   7,376,624.785         220.297              --
Galaxy Pennsylvania
 Municipal Bond Fund ....   2,708,385.031              --              --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

16. SUBSEQUENT EVENT - COMPLETION OF THE REORGANIZATION OF THE FUNDS (UNAUDITED)


  As of December 9, 2002, the reorganization of each Fund had been completed. In connection with the reorganization, the assets and liabilities of each Fund were transferred to corresponding portfolios of the Liberty/Columbia Funds as follows:

GALAXY FUND                       CORRESPONDING LIBERTY/COLUMBIA FUND
-----------                       -----------------------------------
Galaxy Tax-Exempt                 Liberty Intermediate Tax-Exempt
  Bond Fund                         Bond Fund
Galaxy New Jersey Municipal       Liberty New Jersey Intermediate
  Bond Fund                         Municipal Bond Fund
Galaxy New York Municipal         Liberty New York Intermediate
  Bond Fund                         Municipal Bond Fund
Galaxy Connecticut Municipal      Liberty Connecticut Intermediate
  Bond Fund                         Municipal Bond Fund
Galaxy Massachusetts Municipal    Liberty Massachusetts Intermediate
  Bond Fund                         Municipal Bond Fund
Galaxy Rhode Island Municipal     Galaxy Rhode Island Intermediate
  Bond Fund                         Municipal Bond Fund
Galaxy Intermediate               Liberty Intermediate Tax-Exempt
  Tax-Exempt Bond Fund              Bond Fund
Galaxy Connecticut Intermediate   Liberty Connecticut Intermediate
  Municipal Bond Fund               Municipal Bond Fund
Galaxy Massachusetts Intermediate Liberty Massachusetts Intermediate
  Municipal Bond Fund               Municipal Bond Fund
Galaxy Florida Municipal          Liberty Florida Intermediate
  Bond Fund                         Municipal Bond Fund
Galaxy Pennsylvania Municipal     Liberty Pennsylvania Intermediate
  Bond Fund                         Municipal Bond Fund


  Each of the Liberty New Jersey Intermediate Municipal Bond Fund, Liberty New York Intermediate Municipal Bond Fund, Liberty Rhode Island Intermediate Municipal Bond Fund, Liberty Florida Intermediate Municipal Bond Fund and Liberty Pennsylvania Intermediate Municipal Bond Fund is continuing the business, including carrying forward the financial and performance history, of its corresponding Galaxy Fund following the reorganization. The Liberty Intermediate Tax-Exempt Bond Fund, Liberty Connecticut Intermediate Municipal Bond Fund and Liberty Massachusetts Intermediate Municipal Bond Fund are continuing the business, including carrying forward the financial and performance history, of the Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund and Galaxy Massachusetts Intermediate Municipal Bond Fund, respectively.

  On November 18, 2002, the Galaxy Connecticut Intermediate Municpal Bond Fund ("Galaxy CTIntermediate Fund") changed its name to the Liberty Connecticut Intermediate Municipal Bond Fund ("Liberty Connecticut Intermediate Fund") and then acquired all the net assets of the Galaxy Connecticut Municipal Bond Fund ("Galaxy Connecticut Fund") pursuant to a plan of reorganization approved by the Galaxy Connecticut Fund and the Galaxy CT Intermediate Fund shareholders on October 18, 2002. All assets of the Galaxy Connecticut Fund have been transferred to the Liberty Connecticut Intermediate Fund in a tax-free exchange and shareholders of the Galaxy Connecticut Fund have received 5,052,077 shares of the Liberty Connecticut Intermediate Fund in exchange for their shares as follows:

                                                            BEFORE                                 AFTER
                                                         ACQUISITION                             ACQUISITION
                                          ------------------------------------------         -------------------
                                          LIBERTY CONNECTICUT           GALAXY               LIBERTY CONNECTICUT
                                           INTERMEDIATE FUND       CONNECTICUT FUND          INTERMEDIATE FUND
                                          --------------------    ------------------         -------------------
Net Assets ............................   $        126,839,980    $       55,480,227         $       182,320,207
Shares Outstanding                                  11,556,394             5,015,538                  16,608,471
Unrealized Appreciation ...............   $          8,503,241    $        3,702,059         $        12,205,300

  On November 18, 2002, the Liberty Florida Intermediate Municipal Bond Fund ("Liberty Florida Intermediate Fund") acquired all the net assets of the Galaxy Florida Municipal Bond Fund ("Galaxy Florida Fund") pursuant to a plan of reorganization approved by the Galaxy Florida Fund shareholders on October 18, 2002. All assets of the Galaxy Florida Fund have been transferred to the Liberty Florida Intermediate Fund in a tax-free exchange and shareholders of the Galaxy Florida Fund have received 7,470,662 shares of the Liberty Florida Intermediate Fund in exchange for their shares as follows:

                                                            BEFORE                                 AFTER
                                                         ACQUISITION                             ACQUISITION
                                          ------------------------------------------         -------------------
                                            LIBERTY FLORIDA            GALAXY                   LIBERTY FLORIDA
                                             INTERMEDIATE FUND       FLORIDA FUND             INTERMEDIATE FUND
                                          --------------------    ------------------         -------------------
Net Assets ............................   $                 --    $       77,948,366          $       77,948,366
Shares Outstanding                                          --             7,470,662                   7,470,662
Unrealized Appreciation ...............   $                 --    $        4,206,034          $        4,206,034

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

  On November 18, 2002, the Liberty New Jersey Intermediate Municipal Bond Fund ("Liberty New Jersey Intermediate Fund") acquired all the net assets of the Galaxy New Jersey Municipal Bond Fund ("Galaxy New Jersey Fund") pursuant to a plan of reorganization approved by the Galaxy New Jersey Fund shareholders on October 18, 2002. All assets of the Galaxy New Jersey Fund have been transferred to the Liberty New Jersey Intermediate Fund in a tax-free exchange and shareholders of the Galaxy New Jersey Fund have received 8,404,735 shares of the Liberty New Jersey Intermediate Fund in exchange for their shares as follows:

                                                            BEFORE                                 AFTER
                                                         ACQUISITION                             ACQUISITION
                                          ------------------------------------------         -------------------
                                            LIBERTY NEW JERSEY          GALAXY                LIBERTY NEW JERSEY
                                            INTERMEDIATE FUND      NEW JERSEY FUND            INTERMEDIATE FUND
                                          --------------------    ------------------         -------------------
Net Assets ............................   $                 --    $       87,878,108          $      87,878,108
Shares Outstanding ....................                     --             8,404,735                  8,404,735
Unrealized Appreciation ...............   $                 --    $        4,057,298          $       4,057,298

  On November 18, 2002, the Liberty Rhode Island Intermediate Municipal Bond Fund ("Liberty Rhode Island Intermediate Fund") acquired all the net assets of the Galaxy Rhode Island Municipal Bond Fund ("Galaxy Rhode Island Fund") pursuant to a plan of reorganization approved by the Galaxy Rhode Island Fund shareholders on October 18, 2002. All assets of the Galaxy Rhode Island Fund have been transferred to the Liberty Rhode Island Intermediate Fund in a tax-free exchange and shareholders of the Galaxy Rhode Island Fund have received 12,214,136 shares of the Liberty Rhode Island Intermediate Fund in exchange for their shares as follows:

                                                            BEFORE                                 AFTER
                                                         ACQUISITION                             ACQUISITION
                                          ------------------------------------------         -------------------
                                          LIBERTY RHODE ISLAND          GALAXY              LIBERTY RHODE ISLAND
                                            INTERMEDIATE FUND      RHODE ISLAND FUND          INTERMEDIATE FUND
                                          --------------------    ------------------         -------------------
Net Assets                                $                 --    $      139,267,108         $       139,267,108
Shares Outstanding                                          --            12,214,136                  12,214,136
Unrealized Appreciation                   $                 --    $        7,730,989         $         7,730,989

  On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund changed its name to the Liberty Intermediate Tax-Exempt Bond Fund and then acquired all the net assets of the Galaxy II Municipal Bond Fund, the Galaxy Tax-Exempt Bond Fund and the Stein Roe Intermediate Municipals Fund pursuant to a plan of reorganization approved by the Galaxy Tax-Exempt Bond Fund shareholders on October 18, 2002. All assets of the Galaxy II Municipal Bond Fund, the Galaxy Tax-Exempt Bond Fund and the Stein Roe Intermediate Municipals Fund have been transferred to the Liberty Intermediate Tax-Exempt Bond Fund in a tax-free exchange and shareholders of the Galaxy II Municipal Bond Fund, the Galaxy Tax-Exempt Bond Fund and the Stein Roe Intermediate Municipals Fund have received 13,171,973, 19,562,763 and 3,778,536 shares, respectively, of the Liberty Intermediate Tax-Exempt Bond Fund in exchange for their shares as follows:

                                                                       BEFORE                                       AFTER
                                                                     ACQUISITION                                 ACQUISITION
                                         ------------------------------------------------------------------    --------------
                                            LIBERTY                                             STEIN ROE          LIBERTY
                                         INTERMEDIATE        GALAXY II         GALAXY         INTERMEDIATE      INTERMEDIATE
                                          TAX-EXEMPT      MUNICIPAL BOND     TAX-EXEMPT        MUNICIPALS        TAX-EXEMPT
                                           BOND FUND           FUND           BOND FUND           FUND            BOND FUND
                                         --------------   --------------   --------------    --------------    --------------
Net Assets ...........................   $268,826,917      $ 39,825,556      $206,150,025     $138,847,697      $653,650,195
Shares Outstanding ...................     25,498,271         3,684,160        18,295,609       12,167,625        62,011,543
Unrealized Appreciation ..............   $ 12,171,599      $  1,460,166      $ 12,564,091     $ 11,278,640      $ 37,474,496

  On November 25, 2002, the Liberty New York Intermediate Municipal Bond Fund ("Liberty New York Intermediate Fund") acquired all the net assets of the Galaxy New York Municipal Bond Fund ("Galaxy New York Fund") pursuant to a plan of reorganization approved by the Galaxy New York Fund shareholders on October 18, 2002. All assets of the Galaxy New York Fund have been transferred to the Liberty New York Intermediate Fund in a tax-free exchange and shareholders of the Galaxy New York Fund have received 9,068,015 shares of the Liberty New York Intermediate Fund in exchange for their shares as follows:

                                                            BEFORE                                 AFTER
                                                         ACQUISITION                             ACQUISITION
                                          ------------------------------------------         -------------------
                                            LIBERTY NEW YORK           GALAXY                 LIBERTY NEW YORK
                                            INTERMEDIATE FUND       NEW YORK FUND             INTERMEDIATE FUND
                                          --------------------    ------------------         -------------------
Net Assets ............................   $                 --    $      106,084,733         $       106,084,733
Shares Outstanding ....................                     --             9,068,015                   9,068,015
Unrealized Appreciation ...............   $                 --    $        5,853,736         $         5,853,736

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

  On November 25, 2002, the Liberty Pennsylvania Intermediate Municipal Bond Fund ("Liberty Pennsylvania Intermediate Fund") acquired all the net assets of the Galaxy Pennsylvania Municipal Bond Fund ("Galaxy Pennsylvania Fund") pursuant to a plan of reorganization approved by the Galaxy Pennsylvania Fund shareholders on October 18, 2002. All assets of the Galaxy Pennsylvania Fund have been transferred to the Liberty Pennsylvania Intermediate Fund in a tax-free exchange and shareholders of the Galaxy Pennsylvania Fund have received 2,505,785 shares of the Liberty Pennsylvania Intermediate Fund in exchange for their shares as follows:

                                                            BEFORE                                 AFTER
                                                         ACQUISITION                             ACQUISITION
                                          ------------------------------------------         -------------------
                                          LIBERTY PENNSYLVANIA         GALAXY                LIBERTY PENNSYLVANIA
                                           INTERMEDIATE FUND       PENNSYLVANIA FUND           INTERMEDIATE FUND
                                          --------------------    ------------------         -------------------
Net Assets ............................   $                 --    $       25,534,946         $        25,534,946
Shares Outstanding ....................                     --             2,505,785                   2,505,785
Unrealized Appreciation ...............   $                 --    $        1,208,769         $         1,208,769

  On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund ("GalaxyMA Intermediate Fund") changed its name to the Liberty Massachusetts Intermediate Municipal Bond Fund ("Liberty Massachusetts Intermediate Fund") and then acquired all the net assets of the Galaxy Massachusetts Municipal Bond Fund ("Galaxy Massachusetts Fund") pursuant to a plan of reorganization approved by the Galaxy Massachusetts Fund and the Galaxy MA Intermediate Fund shareholders on October 18, 2002. All assets of the Galaxy Massachusetts Fund have been transferred to the Liberty Massachusetts Intermediate Fund in a tax-free exchange and shareholders of the Galaxy Massachusetts Fund have received 11,016,061 shares of the Liberty Massachusetts Intermediate Fund in exchange for their shares as follows:

                                                            BEFORE                                 AFTER
                                                         ACQUISITION                             ACQUISITION
                                          ------------------------------------------         -------------------
                                         LIBERTY MASSACHUSETTS         GALAXY               LIBERTY MASSACHUSETTS
                                           INTERMEDIATE FUND      MASSACHUSETTS FUND          INTERMEDIATE FUND
                                          --------------------    ------------------         -------------------
Net Assets ............................   $        290,707,153    $      118,136,148          $      408,843,301
Shares Outstanding ....................             27,129,744            10,995,547                  38,145,805
Unrealized Appreciation ...............   $         14,530,377    $        6,084,723          $       20,615,100

--------------------------------------------------------------------------------
                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Galaxy Tax-Exempt Bond Fund, Galaxy Connecticut Municipal Bond Fund, Galaxy Florida Municipal Bond Fund, Galaxy Massachusetts Municipal Bond Fund, Galaxy New Jersey Municipal Bond Fund, Galaxy New York Municipal Bond Fund, Galaxy Pennsylvania Municipal Bond Fund, Galaxy Rhode Island Municipal Bond Fund, Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund and Galaxy Massachusetts Intermediate Municipal Bond Fund (eleven of the portfolios comprising The Galaxy
Fund) (collectively, the "Funds") as of October 31, 2002, the related statements of operations for the year then ended, and for the Galaxy Florida Municipal Bond Fund, Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund and Galaxy Massachusetts Intermediate Municipal Bond Fund, the statement of changes in net assets and financial highlights for each of the two years in the period ended October 31, 2002 and the financial highlights for the period from June 1, 2000 to October 31, 2000, for the Galaxy Pennsylvania Municipal Bond Fund, the statements of changes in net assets and financial highlights for the year ended October 31, 2002 and for the period from January 1, 2001 to October 31, 2001, and for the remaining Funds, the statements of changes in net assets for each of the two years in the period ended October 31, 2002 and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1998 for the Galaxy Tax-Exempt Bond Fund, Galaxy Connecticut Municipal Bond Fund, Galaxy Massachusetts Municipal Bond Fund, Galaxy New Jersey Municipal Bond Fund, Galaxy New York Municipal Bond Fund and Galaxy Rhode Island Municipal Bond Fund were audited by other auditors whose report, dated December 23, 1998, expressed an unqualified opinion on those financial highlights. The financial highlights for each of the three years in the period ended May 31, 2000 for the Galaxy Florida Municipal Bond Fund, Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund and Galaxy Massachusetts Intermediate Municipal Bond Fund, were audited by other auditors whose report, dated July 17, 2000, expressed an unqualified opinion on those financial highlights. The statement of changes in net assets for the year ended December 31, 2000 and the financial highlights for each of the four years in the period then ended, for the Galaxy Pennsylvania Municipal Bond Fund, were audited by other auditors whose report, dated February 15, 2001, expressed an unqualified opinion on that statement and these financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Galaxy Tax-Exempt Bond Fund, Galaxy Connecticut Municipal Bond Fund, Galaxy Florida Municipal Bond Fund, Galaxy Massachusetts Municipal Bond Fund, Galaxy New Jersey Municipal Bond Fund, Galaxy New York Municipal Bond Fund, Galaxy Pennsylvania Municipal Bond Fund, Galaxy Rhode Island Municipal Bond Fund, Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund and Galaxy Massachusetts Intermediate Municipal Bond Fund portfolios of The Galaxy Fund at October 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

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ERNST AND YOUNG LOGO ART

Boston, Massachusetts
December 12, 2002

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
[BEGIN SIDEBAR]
-----------------------------------
           TRUSTEES AND
   PRINCIPAL EXECUTIVE OFFICERS

       Dwight E. Vicks, Jr.
       CHAIRMAN AND TRUSTEE

          John T. O'Neill
              TRUSTEE

         Louis DeThomasis,
           F.S.C., Ph.D.
              TRUSTEE

         Kenneth A. Froot
              TRUSTEE

           James M. Seed
              TRUSTEE

         Donald B. Miller
         EMERITUS TRUSTEE

        Bradford S. Wellman
         EMERITUS TRUSTEE

          Keith T. Banks
            PRESIDENT

       J. Kevin Connaughton
            TREASURER

             W. Bruce
          McConnel, Esq.
             SECRETARY

        INVESTMENT ADVISOR AND
           ADMINISTRATOR

         Fleet Investment
           Advisors Inc.
        100 Federal Street
         Boston, MA 02110

            DISTRIBUTOR

           Liberty Funds
         Distributor, Inc.
       One Financial Center
      Boston, MA  02111-2621

       INDEPENDENT AUDITORS

         Ernst & Young LLP
       200 Clarendon Street
         Boston, MA 02116

           LEGAL COUNSEL

    Drinker Biddle & Reath LLP
         One Logan Square
      18th and Cherry Streets
        Philadelphia, PA
           19103-6996

-----------------------------------
[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds, as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from Liberty Funds Distributor, Inc. by calling toll-free 1-800-345-6611. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                [GRAPHIC OMITTED]
                                RECYCLE LOGO ART

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[GRAPHIC OMITTED]
GALAXY FUNDS LOGO

4400 Computer Drive
P.O. Box 5108
Westborough, MA 01581-5108

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ATXBND(01/01/03) 02/2886